 AMERICAN SKANDIA LIFE ASSURANCE CORPORATION One Corporate Drive, Shelton, Connecticut 06484 This Prospectus describes American Skandia Advisor PlanSM NY, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") to residents of the State of New York. The Annuity was previously offered in other states. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 55. This Prospectus also describes two annuity contracts we no longer offer, but for which we continue to accept Purchase Payments (see "Appendix C - Prior Contracts"). Various rights and benefits may differ between states to meet applicable laws and/or regulations. In particular, please refer to Appendix D for a description of certain provisions that apply to Annuities sold to other than New York residents. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. ==================================================================================================================================== American Skandia offers several different annuities which your investment professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection, the ability to access your annuity's account value and the charges that you will be subject to if you choose to surrender the annuity. The fees and charges may also be different between each annuity. ==================================================================================================================================== If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need. WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY? This Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers one or more death benefits that can protect your retirement savings if you die during a period of declining markets. It may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed investment options. When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 701/2. When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including death benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your investment professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan. ------------------------------------------------------------------------------------------------------------------------------------ These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value. ------------------------------------------------------------------------------------------------------------------------------------ THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. FOR FURTHER INFORMATION CALL 1-800-752-6342. Prospectus Dated: May 1, 2002 Statement of Additional Information Dated: May 1, 2002 ASAP-PROS- (05/2002) WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY? |X| This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period. |X| This Annuity offers both variable and fixed investment options. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed investment options of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date. |X| The Annuity features two distinct phases - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options. The variable investment options, each a Class 1 Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, Montgomery Variable Series, Wells Fargo Variable Trust, Rydex Variable Trust, INVESCO Variable Investment Funds, Inc., Evergreen Variable Annuity Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc. |X| During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis. |X| This Annuity offers a death benefit that steps up on each 5th anniversary of the issue date until age 85. On or after age 85, the death benefit is equal to the Account Value without application of any market value adjustment. |X| You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value as necessary, although a charge may apply. |X| Transfers between investment options are tax-free. You may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change. HOW DO I PURCHASE THIS ANNUITY? We sell the Annuity through licensed, registered investment professionals. You must complete an application and submit a minimum initial purchase payment of $10,000 (for non-qualified contracts) or $2,000 (for qualified contracts). We may allow you to make a lower initial purchase payment provided you establish a bank drafting program under which purchase payments received in the first Annuity Year total at least $10,000 or $2,000 as applicable. There is no age restriction to purchase the Annuity. However, the Death Benefit provides greater protection for persons under age 85. TABLE OF CONTENTS Glossary of Terms..................................................................................................................5 Summary of Contract Fees and Charges...............................................................................................6 Expense Examples...................................................................................................................9 Investment Options................................................................................................................12 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.............................................................12 WHAT ARE THE FIXED INVESTMENT OPTIONS?.........................................................................................26 Fees and Charges..................................................................................................................27 WHAT ARE THE CONTRACT FEES AND CHARGES?........................................................................................27 WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?..................................................................28 WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?...................................................................................28 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?...................................................................................28 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?......................................................................28 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES......................................................................................28 Purchasing Your Annuity...........................................................................................................29 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?..........................................................................29 Managing Your Annuity.............................................................................................................29 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?................................................................29 MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?..................................................................................30 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.......................................................................................30 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...................................................................30 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...............................................................30 Managing Your Account Value.......................................................................................................31 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...................................................................................31 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.....................................................31 DO YOU OFFER DOLLAR COST AVERAGING?............................................................................................31 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...............................................................................32 DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?............................................32 MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?...............................................................33 HOW DO THE FIXED INVESTMENT OPTIONS WORK?......................................................................................33 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..............................................................................33 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.....................................................................................34 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?.................................................................................35 Access To Account Value...........................................................................................................35 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...............................................................................35 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..................................................................................35 CAN I WITHDRAW A PORTION OF MY ANNUITY?........................................................................................35 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?..................................................................................36 IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?....................................................................................36 CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?...............................................37 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?.......................................37 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............................................................37 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?......................................................................................38 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?...................................................................................38 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...........................................................................39 HOW ARE ANNUITY PAYMENTS CALCULATED?...........................................................................................39 Death Benefit.....................................................................................................................40 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?..................................................................................40 AMERICAN SKANDIA'S ANNUITY REWARDS.............................................................................................41 PAYMENT OF DEATH BENEFITS......................................................................................................41 Valuing Your Investment...........................................................................................................43 HOW IS MY ACCOUNT VALUE DETERMINED?............................................................................................43 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.....................................................................................43 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?....................................................................................43 HOW DO YOU VALUE FIXED ALLOCATIONS?............................................................................................43 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?....................................................................................43 Tax Considerations................................................................................................................44 WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?...............................................................44 HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?......................................................................44 IN GENERAL, HOW ARE ANNUITIES TAXED?...........................................................................................45 HOW ARE DISTRIBUTIONS TAXED?...................................................................................................45 WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?...................................47 HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?..........................................................................48 GENERAL TAX CONSIDERATIONS.....................................................................................................48 General Information...............................................................................................................49 HOW WILL I RECEIVE STATEMENTS AND REPORTS?.....................................................................................49 WHO IS AMERICAN SKANDIA?.......................................................................................................50 WHAT ARE SEPARATE ACCOUNTS?....................................................................................................50 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?...........................................................................51 WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?.........................................................................52 AVAILABLE INFORMATION..........................................................................................................53 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................................................................53 HOW TO CONTACT US..............................................................................................................54 INDEMNIFICATION................................................................................................................54 LEGAL PROCEEDINGS..............................................................................................................54 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................................................................55 Appendix A - Financial Information About American Skandia..........................................................................1 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS...........................................3 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK......................................................................7 AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION..........................................10 Report of Independent Auditors.................................................................................................11 Appendix B - Condensed Financial Information About Separate Account B..............................................................1 Appendix C-1: PSA Prior Contract...................................................................................................1 Appendix C-2: Alliance Capital Navigator Prior Contract............................................................................6 Appendix D - Sale of Contracts Outside of the State of New York....................................................................1 GLOSSARY OF TERMS Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms. Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC") and/or any Annual Maintenance Fee. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. Annuitization: The application of Account Value to one of the available annuity options to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments. Annuity Date: The date you choose for annuity payments to commence. A maximum Annuity Date may apply. Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter. Code: The Internal Revenue Code of 1986, as amended from time to time. Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period. Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation. Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation. Issue Date: The effective date of your Annuity. MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on a day more than 30 days prior to the Maturity Date of such Fixed Allocation. Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate. Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits. Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period. Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued. SUMMARY OF CONTRACT FEES AND CHARGES Below is a summary of the fees and expenses we charge for the Annuity. Some charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The charges that are assessed against the Annuity include the Contingent Deferred Sales Charge, Annual Maintenance Fee, Transfer Fee and the Tax Charge. The charge that is assessed against the variable investment options is the Insurance Charge, which is the combination of a mortality and expense risk charge and a charge for administration of the Annuity. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds. In certain states, a premium tax charge may be applicable. All of these fees and expenses are described in more detail within this Prospectus. ---------------------------------------------------------------------------------------------------------------------------------------- YOUR TRANSACTION EXPENSES ---------------------------------------------------------------------------------------------------------------------------------------- ------------------------------- ----------------------------------------------------------------- -------------------------------------- Amount Deducted/ ------------------------------ Description Of Charge When Deducted Fee/Expense ------------------------------- ----------------------------------------------------------------- -------------------------------------- ------------------------------- -------- ------- ------- -------- ------- ------- ------- ------- -------------------------------------- Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+ Upon Surrender or Contingent Deferred Sales Partial Withdrawal Charge ------------------------------- -------- ------- ------- -------- ------- ------- ------- ------- -------------------------------------- ------------------------------- -------- ------- ------- -------- ------- ------- ------- ------- -------------------------------------- 7.5% 6.5% 5.5% 4.5% 3.5% 2.5% 1.5% 0.0% ------------------------------- -------- ------- ------- -------- ------- ------- ------- ------- ------------------------------- ----------------------------------------------------------------- The charge is a percentage of each applicable purchase payment. The period is measured from the date each purchase payment is allocated. ------------------------------- ----------------------------------------------------------------- -------------------------------------- ------------------------------- ----------------------------------------------------------------- -------------------------------------- Annual Maintenance Fee Smaller of $30 or 2% of Account Value Annually on the Annuity's anniversary date or upon surrender ------------------------------- ----------------------------------------------------------------- -------------------------------------- ------------------------------- Transfer Fee $10.00 After the 20th transfer each Annuity Year ------------------------------- ----------------------------------------------------------------- -------------------------------------- ------------------------------- ----------------------------------------------------------------- -------------------------------------- Tax Charge Depends on the requirements of the applicable jurisdiction Various ------------------------------- ----------------------------------------------------------------- -------------------------------------- ---------------------------------------------------------------------------------------------------------------------------------------- ANNUAL CHARGES OF THE SUB-ACCOUNTS (as a percentage of the average daily net assets of the Sub-accounts) ------------------------------- ----------------------------------------------------------------- -------------------------------------- Mortality & Expense Risk Charge 1.25% Daily Administration Charge 0.15% Total Annual Charges of the 1.40% per year of the value of each Sub-account Applies to Variable Investment Sub-accounts* Options only ------------------------------- ----------------------------------------------------------------- -------------------------------------- * The combination of the Mortality and Expense Risk Charges and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus. ---------------------------------------------------------------------------------------------------------------------------------------- Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of the average net assets of the underlying Portfolios) ---------------------------------------------------------------------------------------------------------------------------------------- The following are the investment management fees, other expenses, 12b-1 fees (if applicable), and the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2001, except as noted. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee is being waived and/or other expenses are being partially reimbursed. "N/A" indicates that no portion of the management fee and/or other expenses is being waived and/or reimbursed. The "Net Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees, net of any fee waivers and expense reimbursements. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342. ------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ------------- Management Other 12b-1 Fees Total Annual Fee Net Fees Expenses Portfolio Waivers Annual UNDERLYING PORTFOLIO Operating and Portfolio Expenses Expense Operating Reimburse-mentExpenses ------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ------------- American Skandia Trust: 1 AST Strong International Equity 0.87% 0.22% 0.05% 1.14% N/A 1.14% AST Janus Overseas Growth 1.00% 0.22% 0.02% 1.24% N/A 1.24% AST American Century International Growth 1.00% 0.28% 0.00% 1.28% N/A 1.28% AST DeAM International Equity 1.00% 0.32% 0.00% 1.32% 0.15% 1.17% AST MFS Global Equity 1.00% 0.40% 0.00% 1.40% N/A 1.40% AST PBHG Small-Cap Growth 0.90% 0.23% 0.03% 1.16% N/A 1.16% AST DeAM Small-Cap Growth 0.95% 0.19% 0.03% 1.17% 0.01% 1.16% AST Federated Aggressive Growth 0.95% 0.83% 0.00% 1.78% 0.43% 1.35% AST Goldman Sachs Small-Cap Value 0.95% 0.16% 0.07% 1.18% N/A 1.18% AST Gabelli Small-Cap Value 0.90% 0.18% 0.00% 1.08% N/A 1.08% AST DeAM Small-Cap Value 2 0.95% 0.22% 0.02% 1.19% 0.15% 1.04% AST Janus Mid-Cap Growth 1.00% 0.26% 0.08% 1.34% N/A 1.34% AST Neuberger Berman Mid-Cap Growth 0.90% 0.18% 0.04% 1.12% N/A 1.12% AST Neuberger Berman Mid-Cap Value 0.90% 0.16% 0.16% 1.22% N/A 1.22% AST Alger All-Cap Growth 0.95% 0.16% 0.09% 1.20% N/A 1.20% AST Gabelli All-Cap Value 0.95% 0.24% 0.01% 1.20% N/A 1.20% AST T. Rowe Price Natural Resources 0.90% 0.20% 0.01% 1.11% N/A 1.11% AST Alliance Growth 0.90% 0.19% 0.04% 1.13% N/A 1.13% AST MFS Growth 0.90% 0.17% 0.04% 1.11% N/A 1.11% AST Marsico Capital Growth 0.90% 0.16% 0.02% 1.08% 0.02% 1.06% AST JanCap Growth 0.90% 0.14% 0.03% 1.07% 0.03% 1.04% AST DeAM Large-Cap Growth 2 0.85% 0.22% 0.02% 1.09% 0.10% 0.99% AST DeAM Large-Cap Value 0.85% 0.22% 0.02% 1.09% 0.10% 0.99% AST Alliance/Bernstein Growth + Value 0.90% 0.55% 0.00% 1.45% 0.10% 1.35% AST Sanford Bernstein Core Value 0.75% 0.40% 0.00% 1.15% N/A 1.15% AST Cohen & Steers Realty 1.00% 0.19% 0.02% 1.21% N/A 1.21% AST Sanford Bernstein Managed Index 500 0.60% 0.16% 0.02% 0.78% N/A 0.78% AST American Century Income & Growth 0.75% 0.19% 0.00% 0.94% N/A 0.94% AST Alliance Growth and Income 0.75% 0.14% 0.07% 0.96% 0.02% 0.94% AST MFS Growth with Income 0.90% 0.18% 0.03% 1.11% N/A 1.11% AST INVESCO Equity Income 0.75% 0.16% 0.01% 0.92% 0.01% 0.91% AST DeAM Global Allocation 0.10% 0.17% 0.00% 0.27% N/A 0.27% AST American Century Strategic Balanced 0.85% 0.23% 0.00% 1.08% N/A 1.08% AST T. Rowe Price Asset Allocation 0.85% 0.25% 0.00% 1.10% N/A 1.10% AST T. Rowe Price Global Bond 0.80% 0.28% 0.00% 1.08% N/A 1.08% AST Federated High Yield 0.75% 0.20% 0.00% 0.95% N/A 0.95% AST Lord Abbett Bond-Debenture 0.80% 0.30% 0.00% 1.10% N/A 1.10% AST DeAM Bond 2 0.85% 0.22% 0.00% 1.07% 0.15% 0.92% AST PIMCO Total Return Bond 0.65% 0.16% 0.00% 0.81% 0.02% 0.79% AST PIMCO Limited Maturity Bond 0.65% 0.18% 0.00% 0.83% N/A 0.83% AST Money Market 0.50% 0.14% 0.00% 0.64% 0.05% 0.59% Montgomery Variable Series: Emerging Markets 1.25% 0.42% N/A 1.67% N/A 1.67% Wells Fargo Variable Trust: Equity Value 0.55% 0.36% 0.25% 1.16% 0.16% 1.00% Equity Income 0.55% 0.43% 0.25% 1.23% 0.23% 1.00% Rydex Variable Trust: Nova 0.75% 0.70% N/A 1.45% N/A 1.45% Ursa 0.75% 0.70% N/A 1.45% N/A 1.45% OTC 0.90% 0.99% N/A 1.89% N/A 1.89% ------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ------------- ------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ------------- Management Other 12b-1 Fees Total Annual Fee Net Fees Expenses Portfolio Waivers Annual UNDERLYING PORTFOLIO Operating and Portfolio Expenses Expense Operating Reimburse-mentExpenses ------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ------------- INVESCO Variable Investment Funds, Inc.: Dynamics 0.75% 0.33% N/A 1.08% N/A 1.08% Technology 0.75% 0.32% N/A 1.07% N/A 1.07% Health Sciences 0.75% 0.31% N/A 1.06% N/A 1.06% Financial Services 0.75% 0.32% N/A 1.07% N/A 1.07% Telecommunications 0.75% 0.34% N/A 1.09% N/A 1.09% Evergreen Variable Annuity Trust: Global Leaders 0.87% 0.28% N/A 1.15% 0.15% 1.00% Special Equity 0.92% 0.23% N/A 1.15% 0.12% 1.03% Omega 0.52% 0.20% N/A 0.72% N/A 0.72% ProFund VP: Europe 30 0.75% 0.89% 0.25% 1.89% N/A 1.89% Asia 30 3 0.75% 0.94% 0.25% 1.94% N/A 1.94% Japan 3 0.75% 0.94% 0.25% 1.94% N/A 1.94% Banks 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Basic Materials 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Biotechnology 0.75% 1.03% 0.25% 2.03% 0.05% 1.98% Consumer Cyclical 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Consumer Non-Cyclical 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Energy 0.75% 1.05% 0.25% 2.05% 0.07% 1.98% Financial 0.75% 1.10% 0.25% 2.10% 0.12% 1.98% Healthcare 0.75% 1.06% 0.25% 2.06% 0.08% 1.98% Industrial 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Internet 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Pharmaceuticals 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Precious Metals 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Real Estate 0.75% 0.99% 0.25% 1.99% 0.01% 1.98% Semiconductor 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Technology 0.75% 1.10% 0.25% 2.10% 0.12% 1.98% Telecommunications 0.75% 1.17% 0.25% 2.17% 0.19% 1.98% Utilities 0.75% 1.05% 0.25% 2.05% 0.07% 1.98% Bull 0.75% 1.25% 0.25% 2.25% 0.27% 1.98% Bear 0.75% 0.89% 0.25% 1.89% N/A 1.89% Bull Plus 0.75% 0.94% 0.25% 1.94% N/A 1.94% OTC 0.75% 0.91% 0.25% 1.91% N/A 1.91% Short OTC 3 0.75% 0.95% 0.25% 1.95% N/A 1.95% UltraOTC 0.75% 0.95% 0.25% 1.95% N/A 1.95% Mid-Cap Value 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% Mid-Cap Growth 3 0.75% 0.96% 0.25% 1.96% N/A 1.96% UltraMid-Cap 3 0.75% 0.97% 0.25% 1.97% N/A 1.97% Small-Cap Value 3 0.75% 0.97% 0.25% 1.97% N/A 1.97% Small-Cap Growth 3 0.75% 0.97% 0.25% 1.97% N/A 1.97% UltraSmall-Cap 0.75% 1.11% 0.25% 2.11% 0.13% 1.98% U.S. Government Plus 3 0.50% 0.95% 0.25% 1.70% N/A 1.70% Rising Rates Opportunity 3 0.75% 0.95% 0.25% 1.95% N/A 1.95% First Defined Portfolio Fund LLC: First Trust(R)10 Uncommon Values 4 0.60% 2.47% 0.25% 3.32% 1.95% 1.37% The Prudential Series Fund, Inc.: SP Jennison International Growth 0.85% 1.16% 0.25% 2.26% 0.62% 1.64% ------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ------------- 1 The Investment Manager of American Skandia Trust (the "Trust") has agreed to reimburse and/or waive fees for certain Portfolios until at least April 30, 2003. The caption "Total Annual Portfolio Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Portfolio Operating Expenses" reflects the effect of such waivers and reimbursements. The Trust adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these commissions to promote the sale of shares of such Portfolios. While the brokerage commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Portfolios. The Distribution Fee estimates are derived and annualized from data regarding commission amounts directed under the Distribution Plan for the fiscal year ended December 31, 2001. Although there are no maximum amounts allowable, actual commission amounts directed under the Distribution Plan will vary and the amounts directed during the last full fiscal year of the Plan's operations may differ from the amounts listed in the above chart. 2 These Portfolios commenced operations on May 1, 2002. "Other Expenses" and "12b-1 Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2002. 3 These Portfolios commenced operations on May 1, 2002. "Other Expenses" shown are based on estimated amounts for the fiscal year ending December 31, 2002. 4 Included in the charge for Other Expenses is a fee of 0.325% of average daily net assets paid to American Skandia to reimburse it for administrative costs. The investment advisor has agreed to waive fees and reimburse expenses through September 30, 2003 in order to prevent Total Annual Portfolio Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of the respective Portfolio. EXPENSE EXAMPLES These examples are designed to assist you in understanding the various costs and expenses you will incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the Insurance Charge, Contingent Deferred Sales Charges (when applicable), the Annual Maintenance Fee (when applicable) and the charges deducted by the underlying Portfolios. The Securities and Exchange Commission ("SEC") requires these examples. Below are examples showing what you would pay in expenses at the end of the stated time periods for each Sub-account had you invested $1,000 in the Annuity and received a 5% annual return on assets. The examples shown assume that: (a) you only allocate Account Value to the Sub-accounts, not to a Fixed Allocation; (b) the Insurance Charge is assessed as 1.40% per year; (c) the Annual Maintenance Fee (when applicable) is reflected as an asset-based charge based on an assumed average contract size; (d) you make no withdrawals of Account Value during the period shown; (e) you make no transfers, withdrawals, surrender or other transactions for which we charge a fee during the period shown; (f) no tax charge applies; and (g) the expenses for the underlying Portfolios reflect the continued waiver of fees or reimbursement of expenses throughout each period shown (refer to the "Net Annual Portfolio Operating Expenses," in the section entitled "Underlying Mutual Fund Portfolio Annual Expenses"). Amounts shown in the examples are rounded to the nearest dollar. THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ----------------------------------------------------------------------------------------------------------------------------------------- Expense Examples (amounts shown are rounded to the nearest dollar) ----------------------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------- ------- ----------------------------------------- If you surrender your Annuity at the end of If you do not surrender your Annuity the applicable time period, you would pay at the end of the applicable time the following expenses on a $1,000 period or begin taking annuity investment, assuming 5% annual return on payments at such time, you would pay assets: the following expenses on a $1,000 investment, assuming 5% annual return on assets: ---------------------------------------------- ------- ----------------------------------------- After: After: -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- Sub-Account: 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- AST Strong International Equity 102 137 174 294 27 82 139 294 AST Janus Overseas Growth 103 140 179 304 28 85 144 304 AST American Century International Growth 103 141 181 308 28 86 146 308 AST DeAM International Equity 102 137 175 297 27 82 140 297 AST MFS Global Equity 104 144 187 319 29 89 152 319 AST PBHG Small-Cap Growth 102 137 175 297 27 82 140 297 AST DeAM Small-Cap Growth 102 137 175 297 27 82 140 297 AST Federated Aggressive Growth 104 143 184 314 29 88 149 314 AST Goldman Sachs Small-Cap Value 102 138 176 298 27 83 141 298 AST Gabelli Small-Cap Value 101 134 170 287 26 79 135 287 AST DeAM Small-Cap Value 101 134 169 284 26 79 134 284 AST Janus Mid-Cap Growth 104 143 184 314 29 88 149 314 AST Neuberger Berman Mid-Cap Growth 101 136 173 292 26 81 138 292 AST Neuberger Berman Mid-Cap Value 102 139 178 301 27 84 143 301 AST Alger All-Cap Growth 102 138 177 300 27 83 142 300 AST Gabelli All-Cap Value 102 138 177 300 27 83 142 300 AST T. Rowe Price Natural Resources 101 135 172 290 26 80 137 290 AST Alliance Growth 101 136 173 293 26 81 138 293 AST MFS Growth 101 135 172 290 26 80 137 290 AST Marsico Capital Growth 101 134 170 287 26 79 135 287 AST JanCap Growth 101 134 169 284 26 79 134 284 AST DeAM Large-Cap Growth 100 132 166 278 25 77 131 278 AST DeAM Large-Cap Value 100 132 166 278 25 77 131 278 AST Alliance/Bernstein Growth + Value 104 143 184 314 29 88 149 314 AST Sanford Bernstein Core Value 102 137 174 294 27 82 139 294 AST Cohen & Steers Realty 102 138 177 300 27 83 142 300 AST Sanford Bernstein Managed Index 500 98 125 155 257 23 70 120 257 AST American Century Income & Growth 99 130 163 273 24 75 128 273 AST Alliance Growth and Income 99 130 163 273 24 75 128 273 AST MFS Growth with Income 101 135 172 290 26 80 137 290 AST INVESCO Equity Income 99 129 162 270 24 74 127 270 AST DeAM Global Allocation 93 110 129 204 18 55 94 204 AST American Century Strategic Balanced 101 134 170 287 26 79 135 287 AST T. Rowe Price Asset Allocation 101 135 172 290 26 80 137 290 AST T. Rowe Price Global Bond 101 134 170 287 26 79 135 287 AST Federated High Yield 100 131 164 275 25 76 129 275 AST Lord Abbett Bond-Debenture 101 135 172 290 26 80 137 290 AST DeAM Bond 99 129 162 271 24 74 127 271 AST PIMCO Total Return Bond 98 126 156 258 23 71 121 258 AST PIMCO Limited Maturity Bond 98 127 158 262 23 72 123 262 AST Money Market 96 119 145 237 21 64 110 237 MV Emerging Markets 107 152 200 345 32 97 165 345 WFVT Equity Value 100 132 167 280 25 77 132 280 WFVT Equity Income 100 132 167 280 25 77 132 280 -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- After: After: -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- Sub-Account: 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- Rydex Nova 105 146 189 324 30 91 154 324 Rydex Ursa 105 146 189 324 30 91 154 324 Rydex OTC 109 159 211 365 34 104 176 365 INVESCO VIF Dynamics 101 134 170 287 26 79 135 287 INVESCO VIF Technology 101 134 170 287 26 79 135 287 INVESCO VIF Health Sciences 101 134 170 287 26 79 135 287 INVESCO VIF Financial Services 101 134 170 287 26 79 135 287 INVESCO VIF Telecommunications 101 135 171 288 26 80 136 288 Evergreen VA Global Leaders 100 132 167 280 25 77 132 280 Evergreen VA Special Equity 100 133 168 283 25 78 133 283 Evergreen VA Omega 97 123 152 250 22 68 117 250 ProFund VP Europe 30 109 159 211 365 34 104 176 365 ProFund VP Asia 30 110 161 214 370 35 106 179 370 ProFund VP Japan 110 161 214 370 35 106 179 370 ProFund VP Banks 110 161 214 372 35 106 179 372 ProFund VP Basic Materials 110 161 214 372 35 106 179 372 ProFund VP Biotechnology 110 162 216 375 35 107 181 375 ProFund VP Consumer Cyclical 110 161 214 372 35 106 179 372 ProFund VP Consumer Non-Cyclical 110 161 214 372 35 106 179 372 ProFund VP Energy 110 162 216 375 35 107 181 375 ProFund VP Financial 110 162 216 375 35 107 181 375 ProFund VP Healthcare 110 162 216 375 35 107 181 375 ProFund VP Industrial 110 161 214 372 35 106 179 372 ProFund VP Internet 110 161 214 372 35 106 179 372 ProFund VP Pharmaceuticals 110 161 214 372 35 106 179 372 ProFund VP Precious Metals 110 161 214 372 35 106 179 372 ProFund VP Real Estate 110 162 216 375 35 107 181 375 ProFund VP Semiconductor 110 161 214 372 35 106 179 372 ProFund VP Technology 110 162 216 375 35 107 181 375 ProFund VP Telecommunications 110 162 216 375 35 107 181 375 ProFund VP Utilities 110 162 216 375 35 107 181 375 ProFund VP Bull 110 162 216 375 35 107 181 375 ProFund VP Bear 109 159 211 365 34 104 176 365 ProFund VP Bull Plus 110 161 214 370 35 106 179 370 ProFund VP OTC 109 159 211 367 34 104 176 367 ProFund VP Short OTC 110 161 214 371 35 106 179 371 ProFund VP UltraOTC 110 161 214 371 35 106 179 371 ProFund VP Mid-Cap Value 110 161 214 372 35 106 179 372 ProFund VP Mid-Cap Growth 110 161 214 372 35 106 179 372 ProFund VP UltraMid-Cap 110 162 216 375 35 107 181 375 ProFund VP Small-Cap Value 110 162 216 375 35 107 181 375 ProFund VP Small-Cap Growth 110 162 216 375 35 107 181 375 ProFund VP UltraSmall-Cap 110 162 216 375 35 107 181 375 ProFund VP U.S. Government Plus 107 153 201 347 32 98 166 347 ProFund VP Rising Rates Opportunity 110 161 214 371 35 106 179 371 First Trust(R)10 Uncommon Values 104 143 185 317 29 88 150 317 SP Jennison International Growth 107 152 199 343 32 97 164 343 -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- INVESTMENT OPTIONS WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS? Each variable investment option is a Class 1 Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information.) Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment manager for AST is American Skandia Investment Services, Incorporated, an affiliated company of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions. The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342. ======================================================================================================================================== Effective March 1, 2000, the AST Janus Overseas Growth portfolio is no longer offered as a Sub-account under the Annuity, except as noted below. Owners of Annuities issued on or before February 29, 2000 with Account Value allocated to the AST Janus Overseas Growth Sub-account may continue to allocate Account Value and make transfers into the AST Janus Overseas Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. Owners of Annuities issued on or after March 1, 2000 will not be allowed to allocate Account Value to the AST Janus Overseas Growth Sub-account. The Portfolios may be offered as a Sub-account at some future date; however, at the present time, American Skandia has no intention to do so. ======================================================================================================================================== ==================================================================================================================================== Effective March 16, 2001, the Nova, Ursa and OTC portfolios of Rydex Variable Trust will no longer be offered as Sub-accounts under the Annuity. Owners of Annuities issued on or after March 16, 2001 will not be allowed to allocate Account Value to the Rydex Nova, Rydex Ursa or Rydex OTC Sub-accounts. Except as noted below, Owners of Annuities issued before March 16, 2001, and/or their authorized investment professionals, will no longer be able to allocate additional Account Value or make transfers into the Rydex Nova, Rydex Ursa or Rydex OTC Sub-accounts. Annuity Owners and/or their authorized investment professionals who elect to transfer Account Value out of the Rydex Sub-accounts on or after March 16, 2001 will not be allowed to transfer Account Value into the Rydex Sub-accounts at a later date. Bank drafting, dollar cost averaging, asset allocation and rebalancing programs that were effective before March 16, 2001 and included one or more of the Rydex Sub-accounts will be allowed to continue. However, no changes involving the Rydex Sub-accounts may be made to such programs. ==================================================================================================================================== Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- INTER-NATIONAL AST Strong International Equity (f/k/a AST AIM International Equity): seeks long-term capital Strong Capital growth by investing in a diversified portfolio of international equity securities the issuers of which are considered to have strong earnings momentum. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its total assets in a diversified portfolio of equity securities of companies located or operating in developed EQUITY non-U.S. countries and emerging markets of the world. The Sub-advisor intends to focus on Management, Inc. companies with an above-average potential for long-term growth and attractive relative valuations. The Sub-advisor selects companies based on five key factors: growth, valuation, management, risk and sentiment. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- INTER-NATIONAL AST Janus Overseas Growth: seeks long-term growth of capital. The Portfolio pursues its Janus Capital objective primarily through investments in equity securities of issuers located outside the United States. The Portfolio normally invests at least 80% of its total assets in securities of issuers from at least five different countries, excluding the United States. The Portfolio EQUITY invests primarily in companies selected for their growth potential. Securities are generally Corporation selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- INTER-NATIONAL AST American Century International Growth: seeks capital growth. The Portfolio will seek to American Century achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. The Sub-advisor uses a EQUITY growth investment strategy it developed that looks for companies with earnings and revenue Investment growth. The Sub-advisor will consider a number of other factors in making investment Management, Inc. selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST DeAM International Equity (f/k/a AST Founders Passport): seeks capital growth. The Portfolio pursues its objective by investing at least 80% of its total assets in the equity securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE(R) INTER-NATIONAL Index. The target of this Portfolio is to track the performance of the MSCI EAFE(R)Index Deutsche Asset EQUITY within 4% with normal deviation expected of 1%. The Sub-advisor considers a number of factors Management, Inc. in determining whether to invest in a stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST MFS Global Equity: seeks capital growth. Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign issuers Massachusetts GLOBAL EQUITY (including issuers in developing countries). The Portfolio generally seeks to purchase Financial Services securities of companies with relatively large market capitalizations relative to the market in Company which they are traded. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST PBHG Small-Cap Growth (f/k/a AST Janus Small-Cap Growth): seeks capital growth. The Portfolio pursues its objective by normally investing at least 80% of its total assets in the SMALL CAP GROWTH common stocks of small-sized companies, whose market capitalizations are similar to market Pilgrim Baxter & capitalizations of the companies in the Russell 2000(R)Index. Following the change in Associates, Ltd. sub-advisor, the AST PBHG Small-Cap Growth sub-account is now re-opened to all Contract Owners. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SMALL CAP GROWTH AST DeAM Small-Cap Growth (f/k/a AST Scudder Small-Cap Growth): seeks maximum growth of Deutsche Asset investors' capital from a portfolio of growth stocks of smaller companies. The Portfolio pursues its objective by normally investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000 Growth(R)Index. The Sub-advisor employs an investment strategy designed to maintain a portfolio of equity Management, Inc. securities which approximates the market risk of those stocks included in the Russell 2000 Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SMALL CAP AST Federated Aggressive Growth: seeks capital growth. The Portfolio pursues its investment Federated Investment objective by investing in equity securities of companies offering superior prospects for earnings growth. The Portfolio focuses its investments on the equity securities of smaller companies, but it is not subject to any specific market capitalization requirements. The Counseling/Federated GROWTH Portfolio may invest in foreign issuers through American Depositary Receipts. The Portfolio's Global Investment strategies with respect to security analysis, market capitalization and sector allocation are Management Corp. designed to produce a portfolio of stocks whose long-term growth prospects are significantly above those of the S&P 500 Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Goldman Sachs Small-Cap Value: seeks long-term capital appreciation. The Portfolio will seek its objective through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, SMALL CAP VALUE based on the value of their outstanding stock. Specifically, under normal circumstances, at Goldman Sachs Asset least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, Management less well-known companies (with market capitalizations of less than $4 billion at the time of investment). ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- SMALL CAP VALUE AST Gabelli Small-Cap Value: seeks to provide long-term capital growth by investing primarily GAMCO in small-capitalization stocks that appear to be undervalued. The Portfolio will normally invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not Investors, Inc. appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SMALL CAP VALUE AST DeAM Small-Cap Value: seeks maximum growth of investors' capital. The Portfolio pursues Deutsche Asset its objective by normally investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000(R)Value Index. The Sub-advisor employs an investment strategy designed to maintain a portfolio of equity securities which Management, Inc approximates the market risk of those stocks included in the Russell 2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- MID-CAP GROWTH AST Janus Mid-Cap Growth: seeks long-term capital growth. The Portfolio pursues its Janus Capital investment objective, by investing primarily in equity securities selected for their growth potential, and normally invests at least 80% of its net assets in medium-sized companies. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Standard & Corporation Poor's MidCap 400 Index. The Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Neuberger Berman Mid-Cap Growth: seeks capital growth. Under normal market conditions, the Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies. For purposes of the Portfolio, companies with equity market capitalizations that Neuberger Berman MID-CAP GROWTH fall within the range of the Russell Midcap(R)Index, at the time of investment, are considered Management mid-cap companies. Some of the Portfolio's assets may be invested in the securities of Incorporated large-cap companies as well as in small-cap companies. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- MID-CAP VALUE AST Neuberger Berman Mid-Cap Value: seeks capital growth. Under normal market conditions, the Neuberger Berman Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies. For purposes of the Portfolio, companies with equity market capitalizations that fall within the range of the Russell Midcap(R)Index at the time of investment are considered mid-cap companies. Some of the Portfolio's assets may be invested in the securities of Management large-cap companies as well as in small-cap companies. Under the Portfolio's value-oriented Incorporated investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ALL-CAP AST Alger All-Cap Growth: seeks long-term capital growth. The Portfolio invests primarily in Fred Alger equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies GROWTH of all sizes, and may emphasize either larger or smaller companies at a given time based on Management, Inc. the Sub-advisor's assessment of particular companies and market conditions. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Gabelli All-Cap Value: seeks capital growth. The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common stocks, preferred stocks and securities that may be converted at a later time into common stock. The Portfolio ALL-CAP may invest in the securities of companies of all sizes, and may emphasize either larger or VALUE smaller companies at a given time based on the Sub-advisor's assessment of particular GAMCO Investors, Inc. companies and market conditions. The Portfolio focuses on companies that appear underpriced relative to their private market value ("PMV"). PMV is the value that the Portfolio's Sub-advisor believes informed investors would be willing to pay for a company. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST T. Rowe Price Natural Resources: seeks long-term capital growth primarily through the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities. The Portfolio normally invests primarily (at least 80% of its total assets) in the common stocks of natural resource SECTOR companies whose earnings and tangible assets could benefit from accelerating inflation. The T. Rowe Price Portfolio looks for companies that have the ability to expand production, to maintain superior Associates, Inc. exploration programs and production facilities, and the potential to accumulate new resources. At least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Alliance Growth: seeks long-term capital growth. The Portfolio invests at least 80% of its total assets in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. LARGE CAP GROWTH Normally, about 40-60 companies will be represented in the Portfolio, with the 25 companies Alliance Capital most highly regarded by the Sub-advisor usually constituting approximately 70% of the Management, L.P. Portfolio's net assets. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST MFS Growth: seeks long-term capital growth and future income. Under normal market conditions, the Portfolio invests at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, Massachusetts LARGE CAP GROWTH of companies that the Sub-advisor believes offer better than average prospects for long-term Financial Services growth. The Sub-advisor seeks to purchase securities of companies that it considers well-run Company and poised for growth. The Portfolio may invest up to 35% of its net assets in foreign securities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP GROWTH AST Marsico Capital Growth: seeks capital growth. Income realization is not an investment Marsico Capital objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies. In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach identifies sectors, industries and Management, LLC companies that should benefit from the trends the Sub-advisor has observed. The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large, a "bottom up" stock selection. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP GROWTH AST JanCap Growth: seeks growth of capital in a manner consistent with the preservation of Janus Capital capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity securities of companies that the Sub-advisor believes are experiencing favorable demand for Corporation their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP GROWTH AST DeAM Large-Cap Growth: seeks maximum growth of capital by investing primarily in the Deutsche Asset growth stocks of larger companies. The Portfolio pursues its objective by normally investing at least 80% of its total assets in the equity securities of large-sized companies included in the Russell 1000(R)Growth Index. The Sub-advisor employs an investment strategy designed to maintain a portfolio of equity securities which approximates the market risk of those stocks Management, Inc. included in the Russell 1000(R)Growth Index, but which attempts to outperform the Russell 1000(R) Growth Index through active stock selection. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST DeAM Large-Cap Value (f/k/a AST Janus Strategic Value): seeks maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio pursues its objective by normally investing at least 80% of its total assets in the equity securities of LARGE CAP VALUE large-sized companies included in the Russell 1000(R)Value Index. The Sub-advisor employs an Deutsche Asset investment strategy designed to maintain a portfolio of equity securities which approximates Management, Inc. the market risk of those stocks included in the Russell 1000(R)Value Index, but which attempts to outperform the Russell 1000(R)Value Index through active stock selection. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP AST Alliance/Bernstein Growth + Value: seeks capital growth by investing approximately 50% of Alliance Capital its assets in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in commons tocks of large U.S. companies included in the Russell 1000(R)Index (the "Russell 1000(R)"). The Russell 1000(R)is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies. Normally, about 60-85 companies will be represented in the Portfolio, with 25-35 BLEND companies primarily from the Russell 1000(R)Growth Index constituting approximately 50% of the Management, L.P. Portfolio's net assets and 35-50 companies primarily from the Russell 1000(R)Value Index constituting the remainder of the Portfolio's net assets. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP VALUE AST Sanford Bernstein Core Value: seeks long-term capital growth by investing primarily in Sanford C. Bernstein common stocks. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even & Co., LLC though their long-term prospects remain sound. The Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Cohen & Steers Realty: seeks to maximize total return through investment in real estate securities. The Portfolio pursues its investment objective by seeking, with approximately equal emphasis, capital growth and current income. Under normal circumstances, the Portfolio Cohen & Steers REAL ESTATE will invest substantially all of its assets in the equity securities of real estate companies, Capital Management, (REIT) i.e., a company that derives at least 50% of its revenues from the ownership, construction, Inc. financing, management or sale of real estate or that has at least 50% of its assets in real estate. Real estate companies may include real estate investment trusts or REITs. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- MANAGED INDEX AST Sanford Bernstein Managed Index 500: seeks to outperform the Standard & Poor's 500 Sanford C. Bernstein Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will invest primarily in the common stocks of companies included in the S&P 500. In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these & Co., LLC criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. In addition, the Sub-advisor also may determine that based on the quantitative criteria, certain equity securities that are not included in the S&P 500 should be held by the Portfolio. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- GROWTH AST American Century Income & Growth: seeks capital growth with current income as a secondary American Century objective. The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer AND potential for current income. The Sub-advisor utilizes a quantitative management technique Investment INCOME with a goal of building an equity portfolio that provides better returns than the S&P 500 Management, Inc. Index without taking on significant additional risk and while attempting to create a dividend yield that will be greater than the S&P 500 Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Alliance Growth and Income: seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. The Portfolio normally will invest in common GROWTH stocks (and securities convertible into common stocks). The Sub-advisor will take a AND value-oriented approach, in that it will try to keep the Portfolio's assets invested in Alliance Capital INCOME securities that are selling at reasonable valuations in relation to their fundamental business Management, L.P. prospects. The stocks that the Portfolio will normally invest in are those of seasoned companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST MFS Growth with Income: seeks long term growth of capital with a secondary objective to seek reasonable current income. Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and related securities, such as preferred GROWTH stocks, convertible securities and depositary receipts. The stocks in which the Portfolio Massachusetts AND invests generally will pay dividends. While the Portfolio may invest in companies of any Financial Services INCOME size, the Portfolio generally focuses on companies with larger market capitalizations that the Company Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest up to 20% of its net assets in foreign securities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- EQUITY INCOME AST INVESCO Equity Income: seeks capital growth and current income while following sound INVESCO Funds Group, investment practices. The Portfolio seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and Inc. preferred stocks of domestic and foreign issuers. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST DeAM Global Allocation (f/k/a AST AIM Balanced): seeks a high level of total return by investing primarily in a diversified portfolio of mutual funds. The Portfolio initially will invest in equity securities and in fixed income securities as well as other open-end management investment companies affiliated with the Sub-advisor. The Portfolio also may diversify its assets by investing in several other AST Portfolios ("Underlying Portfolios"). Deutsche Asset BALANCED The Portfolio seeks to achieve its investment objective by investing in different combinations Management, Inc. of the Underlying Portfolios and equity and fixed-income securities. Once assets are allocated to AST Portfolios, the Portfolio is expected to be invested in at least six such Underlying Portfolios at any time. It is expected that the investment objectives of such AST Portfolios will be diversified. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST American Century Strategic Balanced: seeks capital growth and current income. The Sub-advisor intends to maintain approximately 60% of the Portfolio's assets in equity securities and the remainder in bonds and other fixed income securities. Both the Portfolio's American Century BALANCED equity and fixed income investments will fluctuate in value. The equity securities will Investment fluctuate depending on the performance of the companies that issued them, general market and Management, Inc. economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ASSET ALLOCA-TION AST T. Rowe Price Asset Allocation: seeks a high level of total return by investing primarily T. Rowe Price in a diversified portfolio of fixed income and equity securities. The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth Associates, Inc. prospects. The fixed income portion of the Portfolio will be allocated among investment grade securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- GLOBAL BOND AST T. Rowe Price Global Bond: seeks to provide high current income and capital growth by T. Rowe Price investing in high-quality foreign and U.S. dollar-denominated bonds. The Portfolio will invest at least 80% of its total assets in all types of high quality bonds including those issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes International, Inc. that the currency risk can be minimized through hedging. The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds"). In addition, the Portfolio may invest up to 30% of its assets in mortgage-backed (including derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST Federated High Yield: seeks high current income by investing primarily in a diversified portfolio of fixed income securities. The Portfolio will invest at least 80% of its assets in fixed income securities rated BBB and below. These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease Federated Investment HIGH YIELD BOND certificates and equipment trust certificates. A fund that invests primarily in lower-rated Counseling fixed income securities will be subject to greater risk and share price fluctuation than a typical fixed income fund, and may be subject to an amount of risk that is comparable to or greater than many equity funds. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- BOND AST Lord Abbett Bond-Debenture: seeks high current income and the opportunity for capital Lord, Abbett & Co. appreciation to produce a high total return. The Portfolio pursues its objective by normally investing in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. Under normal circumstances, the Portfolio invests at least 65% of its total assets in fixed income securities of various types. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of seven to nine years, there are no restrictions on the overall Portfolio or on individual securities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- AST DeAM Bond: seeks a high level of income, consistent with the preservation of capital. Under normal circumstances, the Portfolio invests at least 80% of its total assets in intermediate-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable BOND municipal and tax-exempt municipal bonds. The Portfolio invests primarily in investment grade Deutsche Asset fixed income securities rated within the top three rating categories of a nationally Management, Inc. recognized rating organization. Fixed income securities may be issued by U.S. and foreign corporations or entities including banks and various government entities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- BOND AST PIMCO Total Return Bond: seeks to maximize total return consistent with preservation of Pacific Investment capital and prudent investment management. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Management Company Sub-advisor's forecast for interest rates. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- BOND AST PIMCO Limited Maturity Bond: seeks to maximize total return consistent with preservation of capital and prudent investment management. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of Pacific Investment the Portfolio generally will vary within a one- to three-year time frame based on the Management Company Sub-advisor's forecast for interest rates. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- MONEY MARKET AST Money Market: seeks to maximize current income and maintain high levels of liquidity. The Wells Capital Portfolio attempts to accomplish its objective by maintaining a dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective Management, Inc. maturities of not more than 397 days. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- EMERGING MARKETS Montgomery Variable Series - Emerging Markets: seeks long-term capital appreciation, under Montgomery Asset normal conditions by investing at least 65% of its total assets in stocks of companies of any size based in the world's developing economies. Under normal conditions, investments are maintained in at least six countries at all times and no more than 35% of total assets in any Management, LLC single one of them. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP EQUITY WFVT Equity Value: seeks long-term capital appreciation. The Portfolio pursues its objective Wells Fargo Funds by investing in a diversified portfolio composed primarily of equity securities that have positive appreciation potential and trade at low valuation, as measured against the stock market as a whole or against the individual stock's own price history. Under normal market conditions, the Portfolio invests primarily in common stocks of large, well-established companies with market capitalization exceeding $3 billion or more and up to 25% of total Management, LLC assets in foreign companies through ADRs and similar investments. The Portfolio may also invest in debt instruments that may be converted into the common stocks of both U.S. and foreign companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- EQUITY INCOME WFVT Equity Income: seeks long-term capital appreciation and above-average dividend income. Wells Fargo Funds The Portfolio pursues its objective primarily by investing in the common stocks of large, domestic companies with above-average return potential based on current market valuations and above-average dividend income. Under normal market conditions, the Portfolio invests at least Management, LLC 80% of its total assets in income producing equity securities and in issues of companies with market capitalizations of $3 billion or more. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- STRATEGIC OR Rydex Variable Trust - Nova: seeks to provide investment returns that are 150% of the daily Rydex Global Advisers price movement of the S&P 500 Composite Stock Price Index by investing to a significant extent in futures contracts and options on securities, futures contracts and stock indexes. If the TACTICAL Portfolio meets its objective the value of its shares will tend to increase by 150% of the (f/k/a PADCO Advisors ALLOCA-TION daily value of any increase in the S&P 500 Index. However, when the value of the S&P 500 II, Inc.) Index declines, the value of its shares should also decrease by 150% of the daily value of any decrease in the S&P 500 Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STRATEGIC OR Rydex Variable Trust - Ursa: seeks to provide investment results that will inversely correlate Rydex Global Advisers (e.g. be the opposite) to the performance of the S&P 500 Composite Stock Price Index by investing to a significant extent in futures contracts and options on securities, futures contracts and stock indexes. The Portfolio will generally not invest in the securities TACTICAL included in the S&P 500 Index. If the Portfolio meets its objective the value of its shares (f/k/a PADCO Advisors ALLOCA-TION will tend to increase when the value of the S&P 500 Index is decreasing. However, when the II, Inc.) value of the S&P 500 Index is increasing, the value of its shares should decrease by an inversely proportional amount. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STRATEGIC OR Rydex Variable Trust - OTC: seeks to provide investment results that correspond to a benchmark Rydex Global Advisers for over-the-counter securities, currently the NASDAQ 100 Index(TM), by investing principally in the securities of companies included in that Index. The Portfolio may also invest in other instruments whose performance is expected to correspond to that of the Index, and may engage TACTICAL in futures and options transactions. If the Portfolio meets its objective the value of its (f/k/a PADCO Advisors ALLOCA-TION shares will tend to increase by the amount of the increase in the NASDAQ 100 Index(TM). However, II, Inc.) when the value of the NASDAQ 100 Index(TM)declines, the value of its shares should also decrease by the amount of the decrease in the value of the Index(TM). ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- MID-CAP EQUITY INVESCO Variable Investment Funds - Dynamics: seek capital appreciation. The Portfolio INVESCO Funds Group, normally invests at least 65% of its assets in common stocks of mid-sized companies - those companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The core of the Portfolio's investments are in securities of established companies that are leaders in attractive growth markets with a history of strong Inc. returns. The remainder of the Portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the investment advisor believes will lead to rapid sales or earnings growth. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR INVESCO Variable Investment Funds - Technology: seeks capital appreciation. The Portfolio INVESCO Funds Group, normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Inc. Internet, IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR INVESCO Variable Investment Funds - Health Sciences: seeks capital appreciation. The INVESCO Funds Group, Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts Inc. to blend well-established healthcare firms with faster-growing, more dynamic health care companies. ------------------- ------------------------------------------------------------------------------------------------ ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR INVESCO Variable Investment Funds - Financial Services: seeks capital appreciation. The INVESCO Funds Group, Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment Inc. advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate-sensitive. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR INVESCO Variable Investment Funds - Telecommunications: seeks capital appreciation. The INVESCO Funds Group, Portfolio normally invests at least 65% (80% effective July 31, 2002) of its assets in the equity securities of companies that are engaged in the design, development, manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes companies that offer telephone services, wireless communications, satellite Inc. communications, television and movie programming, broadcasting and Internet access. Normally, the Portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the holdings. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- Evergreen VA Global Leaders: seeks to provide investors with long-term capital growth. The Portfolio normally invests as least 65% of its assets in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Portfolio will invest in no less than three countries, which may include the Evergreen Investment GLOBAL EQUITY U.S., but may invest more than 25% of its assets in one country. The Portfolio invests only Management Company, in the best 100 companies, which are selected by the investment advisor based on qualitative LLC and quantitative criteria such as high return on equity, consistent earnings growth and established market presence. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------------------------------------------------------------------------------------ ----------------------- ------------------- SMALL CAP EQUITY Evergreen VA Special Equity: seeks capital growth. The Portfolio strives to provide a return Evergreen Investment greater than broad stock market indices such as the Russell 2000 Index by investing principally in a diversified portfolio of common stocks of U.S. companies. The Portfolio's investment adviser principally chooses companies which it expects will experience growth in Management Company, earnings and price, and which have small market capitalizations (i.e. companies whose market LLC capitalizations fall within the range tracked by the Russell 2000 Index at the time of purchase). The Portfolio may purchase stocks in initial public offerings (IPOs). ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- MID-CAP EQUITY Evergreen VA Omega: seeks long-term capital growth. The Portfolio invests primarily in common Evergreen Investment stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio utilizes the fully-managed investment concept whereby the Portfolio's manager will continuously review the Portfolio's holdings in light of market conditions, business developments and economic trends. During this review process, the Management Company, Portfolio's manager seeks to identify and invest in industries that are growing faster than LLC the economy. The Portfolio invests in companies of all sizes. The continuous review may lead to high portfolio turnover, but that will not limit investment decisions. The Portfolio may also invest up to 25% of its assets in foreign securities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- INTER-NATIONAL ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Europe 30: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the ProFunds Europe 30 Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of the 30 European companies whose securities are traded on U.S. exchanges or on the NASDAQ as ADRs with the highest market capitalization, as determined annually. ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- INTER-NATIONAL ProFund VP Asia 30: seeks daily investment results, before fees and expenses, that correspond ProFund Advisors LLC to the daily performance of the ProFunds Asia 30 Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 of the companies located in the Asia/Pacific region, except Japan with the highest market capitalization, whose securities are traded on U.S. EQUITY exchanges as depository receipts or ordinary shares. The component stocks of the ProFunds Asia 30 Index are determined based on the market capitalization of each company and their relative weights are determined based on the modified market capitalization. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Japan: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is a INTER-NATIONAL price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock EQUITY Exchange. Since the Japanese markets are not open when this Portfolio values its shares, its ProFund Advisors LLC success in meeting its investment objective is determined by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Banks: seeks daily investment results, before fees and expenses, that correspond to ProFund Advisors LLC the daily performance of the Dow Jones U.S. Banks Sector Index. The Index measures the performance of the banking economic sector of the U.S. equity market. This industry covers the banking industry, including regional banks and savings and loans, but excluding investment and merchant banks. The Portfolio primarily invests in banking companies, or in instruments that provide exposure to these companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Basic Materials: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. The Index measures the performance of the basic materials economic sector of the U.S. equity market. The Portfolio primarily invests in basic material companies, or in instruments that provide exposure to these companies, including companies involved in the production of aluminum, chemicals, commodities, chemical specialty products, forest products, non-ferrous mining products, paper products, precious metals and steel. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Biotechnology: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. The Portfolio invests primarily in biotechnology companies, or in instruments that provide exposure to these companies, including companies engaged in genetic research, and/or the marketing and development of recombinant DNA products. Companies represented in this sector include companies that may be newly formed and that have relatively small market capitalizations. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Consumer Cyclical: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. The Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. The Portfolio primarily invests in consumer cyclical companies, or in instruments that provide exposure to these companies, including airlines, auto manufacturers, tire and SECTOR rubber manufacturers, auto parts suppliers, casinos, toy manufacturers, restaurant chains, ProFund Advisors LLC home construction companies, lodging chains, broadline retailers, specialty retailers, footwear and clothing/fabric manufacturers, and media companies, such as advertising companies, entertainment and leisure companies, consumer electronic companies, broadcasters and publishers. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Consumer Non-Cyclical: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. The Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. The Portfolio invests primarily in consumer non-cyclical companies, or in SECTOR instruments that provide exposure to these companies, including distillers and brewers, ProFund Advisors LLC producers of soft drinks, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food retailers, other food companies, tobacco and agricultural companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Energy: seeks daily investment results, before fees and expenses, that correspond ProFund Advisors LLC to the daily performance of the Dow Jones U.S. Energy Sector Index. The Index measures the performance of the energy sector of the U.S. equity market. The Portfolio invests primarily in energy companies, or in instruments that provide exposure to these companies, including oil equipment and services companies, oil-major, oil-secondary and pipelines. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Financial: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. The Index measures the performance of the financial services economic sector of the U.S. equity market. The Portfolio invests primarily in securities of financial services companies, or in instruments that provide exposure to these companies, including regional banks, major international banks, insurance companies, companies that invest, directly or indirectly in real estate, Fannie Mae, credit card insurers, check cashing companies, mortgage lenders, investment advisors, savings and loans, savings banks, thrifts, building associations and societies, credit unions, securities broker-dealers, investment banks, merchant banks, online brokers, publicly traded stock exchanges and specialty finance companies. ------------------- ------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Healthcare: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. The Index measures the performance of the healthcare sector of the U.S. equity market. The Portfolio invests primarily in securities of healthcare companies, or in instruments that provide exposure to these companies, including health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Industrial: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. The Index measures the performance of the industrial sector of the U.S. equity market. The Portfolio primarily invests in industrial companies, or in instruments that provide exposure to these companies, including aerospace and defense companies, advanced industrial companies, equipment manufacturers, air freight companies, building material manufacturers, packaging companies, manufacturers of electrical components and equipment, heavy construction companies, manufacturers of heavy machinery, industrial services companies, industrial companies, marine transportation companies, railroads, shipbuilders and trucking companies. ------------------- ------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Internet: seeks daily investment results, before fees and expenses, that correspond ProFund Advisors LLC to the daily performance of the Dow Jones U.S. Internet Index. The Index measures the performance of companies in the U.S. equity markets that generate the majority of their revenues from the Internet. The Portfolio primarily invests in internet companies or in instruments that provide exposure to these companies, including companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site or from providing access to the Internet or providing enabling services to people using the Internet. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Pharmaceuticals: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Sector Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. The Portfolio primarily invests in pharmaceutical companies, or in instruments that provide exposure to these companies, including makers of prescription and over-the-counter drugs, as well as companies engaged in contract drug research. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Precious Metals: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Philadelphia Stock Exchange Gold & Silver Index. The Index measures the performance of the precious metals economic sector of the U.S. equity market. The Portfolio primarily invests in gold and silver mining companies, or in instruments that provide exposure to these companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Real Estate: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. The Index measures the performance of the real estate industry sector of the U.S. equity market. The Portfolio invests primarily in real estate companies, or in instruments that provide exposure SECTOR to these companies, including hotel and resort companies and real estate investment trusts ProFund Advisors LLC (REITs) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Semiconductor: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. The Portfolio primarily invests in companies engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and mother boards, or in instruments that provide exposure to these companies. The Portfolio may invest in companies that may be newly-formed and that have relatively small market capitalizations. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Technology: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. The Index measures the performance of the technology sector of the U.S. equity market. The Portfolio invests primarily in technology companies, or in instruments that provide exposure to these companies, including companies involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ------------------- ------------------------------------------------------------------------------------------------ ----------------------- SECTOR ProFund VP Telecommunications: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. The Index measures the performance of the telecommunications sector of the U.S. equity market. The Portfolio invests primarily in telecommunications companies, or in instruments that provide exposure to these companies, including fixed line communications and wireless communications companies. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Utilities: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. The Index SECTOR measures the performance of the utilities sector of the U.S. equity market. The Portfolio ProFund Advisors LLC invests primarily in utility companies, or in instruments that provide exposure to these companies, including electric utilities, gas utilities and water utilities. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- -------------------------------------------------------------------------------------------------------------------------------------------- THE PROFUND VP PORTFOLIOS DESCRIBED BELOW ARE AVAILABLE AS SUB-ACCOUNTS TO ALL ANNUITY OWNERS. EACH PORTFOLIO PURSUES AN INVESTMENT STRATEGY THAT SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT MATCH A WIDELY FOLLOWED INDEX, INCREASE BY A SPECIFIED FACTOR RELATIVE TO THE INDEX, MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED FACTOR. THE INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT RESULTS OF THE APPLICABLE INDEX. IT IS RECOMMENDED THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET ALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. WE HAVE ARRANGED THE PORTFOLIOS BASED ON THE INDEX ON WHICH IT'S INVESTMENT STRATEGY IS BASED. -------------------------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------------------------- The S&P 500 Index(R)is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected by Standard & Poor's(R)for their size and the frequency and ease with which their stocks trade, reflecting the full range and diversity of the U.S. economy. -------------------------------------------------------------------------------------------------------------------------------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Bull: seeks daily investment results, before fees and expenses, that correspond to ProFund Advisors LLC S&P 500 the daily performance of the S&P 500(R)Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Bear: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500(R)Index. If the Portfolio is successful in meeting its objective, the net asset value of the Portfolio's shares should S&P 500 increase in proportion to any daily decrease in the level of the S&P 500(R). Conversely, the ProFund Advisors LLC Portfolio's net asset value should decrease in proportion to any daily increase in the level of the S&P 500 Index(R). ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Bull Plus: seeks daily investment results, before fees and expenses, that correspond to one and a half times (150%) the daily performance of the S&P 500(R)Index. If the Portfolio is successful in meeting its objective, it should gain approximately one and a S&P 500 half times as much as the S&P 500(R)Index when the prices of the securities in the S&P 500(R) ProFund Advisors LLC Index rise on a given day and should lose approximately one and a half times as much when such prices decline on a given day. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- -------------------------------------------------------------------------------------------------------------------------------------------- The NASDAQ 100 Index(TM)contains 100 of the largest market capitalization and most active non-financial domestic and international companies listed on the NASDAQ Stock Market based on market capitalization. -------------------------------------------------------------------------------------------------------------------------------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- NASDAQ 100 ProFund VP OTC: seeks daily investment results, before fees and expenses, that correspond to ProFund Advisors LLC the daily performance of the NASDAQ 100 Index(TM). ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- NASDAQ 100 ProFund VP Short OTC: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the inverse (opposite) of the daily performance of the NASDAQ 100(TM)Index. If the Portfolio is successful in meeting its objective, the net asset value of the Portfolio shares should increase in proportion to any daily decrease in the level of the NASDAQ 100(TM) Index. Conversely, the net asset value of shares of the Portfolio should decrease in proportion to any daily increase in the level of the NASDAQ 100(TM)Index. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ------------------- ------------------------------------------------------------------------------------------------ ----------------------- NASDAQ 100 ProFund VP UltraOTC: seeks daily investment results, before fees and expenses, that correspond ProFund Advisors LLC to twice (200%) the daily performance of the NASDAQ 100(TM)Index. If the Portfolio is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100(TM)Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- -------------------------------------------------------------------------------------------------------------------------------------------- The S&P MidCap 400 Index(R)is a widely used measure of medium capitalized U.S. company stock performance. It consists of the common stocks of 400 major corporations selected by Standard & Poor's(R)for their market size, industry group representation, and the frequency and ease with which their stocks trade, reflecting the full range and diversity of the U.S. economy. -------------------------------------------------------------------------------------------------------------------------------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- S&P MIDCAP 400 ProFund VP Mid-Cap Value: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the S&P MidCap 400/Barra Value Index(R). The S&P MidCap400/Barra Value Index(R)is a capitalization-weighted index that comprises all of the stocks in the S&P MidCap 400 Index(R)that have low price-to-book ratios. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP Mid-Cap Growth: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index(R). The S&P MidCap S&P MIDCAP 400 400/Barra Growth Index(R)is a capitalization-weighted index that comprises all of the stocks in ProFund Advisors LLC the S&P MidCap 400 Index(R)that have high price-to-book ratios. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ProFund VP UltraMid-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index(R). If the Portfolio is successful in meeting its objective, it should gain approximately twice as much S&P MIDCAP 400 as the S&P MidCap 400 Index(R)when the prices of the securities in the S&P MidCap 400 Index(R) ProFund Advisors LLC rise on a given day and should lose approximately twice as much when such prices decline on a given day. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- -------------------------------------------------------------------------------------------------------------------------------------------- The S&P SmallCap 600 Index(R)is an unmanaged index comprising 600 domestic stocks, with a market capitalization valued at under one billion dollars, chosen for market size, liquidity, and industry group representation. The index comprises stocks from the industrial, utility, financial, and transportation sectors, reflecting the full range and diversity of the U.S. economy. -------------------------------------------------------------------------------------------------------------------------------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- S&P SMALLCAP 600 ProFund VP Small-Cap Value: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the S&P SmallCap 600/Barra Value Index(R). The S&P SmallCap 600/Barra Value Index(R)is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600 Index(R)that have low price-to-book ratios. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- S&P SMALLCAP 600 ProFund VP Small-Cap Growth: seeks daily investment results, before fees and expenses, that ProFund Advisors LLC correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index(R). The S&P SmallCap 600/Barra Growth Index(R)is a capitalization-weighted index that comprises all of the stocks in the S&P SmallCap 600 Index(R)that have high price-to-book ratios. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- -------------------------------------------------------------------------------------------------------------------------------------------- The Russell 2000 Index(R)is an unmanaged index consisting of 2,000 small company common stocks. The Russell 2000 Index(R)comprises approximately 2000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index(R). -------------------------------------------------------------------------------------------------------------------------------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- RUSSELL 2000 ProFund VP UltraSmall-Cap (f/k/a ProFund VP SmallCap): seeks daily investment results, before ProFund Advisors LLC fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000(R) Index. If the Portfolio is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000 Index(R)when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- U.S. GOV'T BOND ProFund VP U.S. Government Plus: seeks daily investment results, before fees and expenses, ProFund Advisors LLC that correspond to 125% of the daily price movement of the most recently issued 30-year U.S. Treasury Bond. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------- ------------------------------------------------------------------------------------------------ ----------------------- STYLE/ INVESTMENT OBJECTIVES/POLICIES PORTFOLIO TYPE ADVISOR/ SUB-ADVISOR ------------------- ------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------ ----------------------- U.S. GOV'T BOND ProFund VP Rising Rates Opportunity: seeks daily investment results, before fees and expenses, ProFund Advisors LLC that correspond to 125% of the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond. If the Portfolio is successful in meeting its objective, the net asset value of the Portfolio's shares should decrease in proportion to any daily increase in the price of the 30-year U.S. Treasury Bond on a given day. Conversely, the net asset value of shares of the Portfolio should increase in proportion to any daily decrease in the price of the 30-year U.S. Treasury Bond on a given day. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------------------------------------------ The First Trust(R)10 Uncommon Values Portfolio of the First Defined Portfolio Fund LLC invests in the securities of a relatively few number of issuers. Since the assets of the Portfolio are invested in a limited number of issuers, the net asset value of the Portfolio may be more susceptible to a single adverse economic, political or regulatory occurrence. The Portfolio may also be subject to additional market risk due to its policy of investing based on an investment strategy and generally not buying or selling securities in response to market fluctuations. The Portfolio's relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios. ------------------------------------------------------------------------------------------------------------------------------------ ------------------- ------------------------------------------------------------------------------------------------ ----------------------- LARGE CAP First Trust(R)10 Uncommon Values: seeks to provide above-average capital appreciation. The First Trust Advisors Portfolio seeks to achieve its objective by investing primarily in the ten common stocks selected by the Investment Policy Committee of Lehman Brothers Inc. ("Lehman Brothers") with the assistance of the Research Department of Lehman Brothers which, in their opinion have the BLEND greatest potential for capital appreciation during the next year. The stocks included in the L.P. Portfolio are adjusted annually on or about July 1st in accordance with the selections of Lehman Brothers. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- ------------------------------------------------------------------------------------------------ ----------------------- INTER- The Prudential Series Fund, Inc. - SP Jennison International Growth: seeks to provide Prudential long-term growth of capital. The Portfolio pursues its objective by investing in equity-related securities of foreign issuers that the Sub-advisor believes will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at Investments LLC/ NATIONAL EQUITY least 65% of its total assets in common stock of foreign companies operating or based in at Jennison Associates least five different countries. The Portfolio looks primarily for stocks of companies whose LLC earnings are growing at a faster rate than other companies and that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. ------------------- ------------------------------------------------------------------------------------------------ ----------------------- "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. The First Trust(R)10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10 Uncommon Values portfolio. Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP. WHAT ARE THE FIXED INVESTMENT OPTIONS? We offer fixed investment options of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time. Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-766-4530 to determine availability of Fixed Allocations in your state and for your annuity product. FEES AND CHARGES WHAT ARE THE CONTRACT FEES AND CHARGES? Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a Contingent Deferred Sales Charge or CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the date we receive a Purchase Payment as Year 1. The amount of the CDSC applicable to each Purchase Payment decreases over time, measured from the date the Purchase Payment is applied. The CDSC percentages are shown below. ------------------ ------- ----- ------ ------ ------ ----- ------ ------ YEARS 1 2 3 4 5 6 7 8+ ------------------ ------- ----- ------ ------ ------ ----- ------ ------ ------------------ ------- ----- ------ ------ ------ ----- ------ ------ CHARGE (%) 7.5 6.5 5.5 4.5 3.5 2.5 1.5 0 ------------------ ------- ----- ------ ------ ------ ----- ------ ------ Each Purchase Payment has its own CDSC period. When you make a withdrawal, we assume that the oldest Purchase Payment is being withdrawn first so that the lowest CDSC is deducted from the amount withdrawn. After seven (7) complete years from the date you make a Purchase Payment, no CDSC will be assessed if you withdraw or surrender that Purchase Payment. Under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a "Free Withdrawal." Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. For purposes of calculating the CDSC on a surrender or a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. We may waive the CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value". Exceptions to the Contingent Deferred Sales Charge To the extent permitted by law, we do not apply the CDSC provision on Annuities owned by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above. Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twenty free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twenty-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts. WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS? Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the Administration Charge (0.15%). The total charge is equal to 1.40% on an annual basis. The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the Annuity's death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted as an Administration Charge. However, any increase will only apply to Annuities issued after the date of the increase. American Skandia may make a profit on the Insurance Charge if, over time, the actual cost of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity. The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity. WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS? We do not assess any charges directly against the Portfolios. However, each Portfolio charges a total annual fee comprised of an investment management fee, operating expenses and any distribution and service (12b-1) fees that may apply. These fees are deducted daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and charges can be found in the prospectuses for the Portfolios. Please also see "Service Fees Payable by Underlying Funds". WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS? No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation. WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION? In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will continue to be subject to an insurance charge. EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs. PURCHASING YOUR ANNUITY WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY? Initial Purchase Payment: You must make a minimum initial Purchase Payment of $10,000. The minimum initial Purchase Payment for annuities designed to qualify for special tax treatment under the Code is $2,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 (for non-qualified contracts) or $2,000 (for qualified contracts) in total Purchase Payments. Where allowed by law, initial Purchase Payments in excess of $1,000,000 require our approval prior to acceptance. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts that are available. Other limitations and/or restrictions may apply. Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your investment professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an arrangement called "bank drafting" where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds. Age Restrictions: There is no age restriction to purchase the Annuity. However, the Death Benefit provides greater protection for persons under age 85. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity. |X| Owner: The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership ----- rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner." |X| Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such --------- payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. |X| Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is ----------- named the death benefit will be paid to you or your estate. Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations. MANAGING YOUR ANNUITY MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS? You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to: |X| a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death; |X| a new Owner or Annuitant who does not meet our current underwriting guidelines; |X| a new Annuitant subsequent to the Annuity Date; |X| for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and |X| a change in Beneficiary if the Owner had previously made the designation irrevocable. Spousal Owners/Spousal Beneficiaries If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. Spousal Contingent Annuitant If the Annuity is owned by an entity and the surviving spouse is named as a Contingent Annuitant, upon the death of the Annuitant, the surviving spouse will become the Annuitant. No Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant (and any required proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid. MAY I RETURN THE ANNUITY IF I CHANGE MY MIND? If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." The right to cancel period is twenty-one (21) days, measured from the time that you received your Annuity. If you are exercising your right to return the Annuity, notice by mail is effective on being postmarked, properly addressed and postage prepaid. If you return the Annuity to the agent, other than by mail, the effective date of the right to cancel will be the date the Annuity is received by the agent. If you exercise your right to return your Annuity, we will calculate the amount to be refunded to you as follows: For amounts allocated to the Variable Investment Options, we will refund your Account Value plus any fees or charges deducted, as --------------------------------------------------------- of the date the cancellation request is either postmarked or returned to the agent. For amounts allocated to the Fixed Investment Options, we will refund the greater of: ----------------------------------------------------- |X| the Purchase Payment, less any withdrawals; or |X| the current Account Value plus any fees or charges deducted, as of the date the cancellation request is either postmarked or returned to the agent. The amount refunded may be higher or lower than your original Purchase Payment and you bear the investment risk during this period. MAY I MAKE ADDITIONAL PURCHASE PAYMENTS? The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment. MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT? You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and ---------- applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 or $2,000 (as applicable) during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM? These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000 or $2,000 (as applicable). MANAGING YOUR ACCOUNT VALUE HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED? (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.) Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations. In those states where we are required to return your Purchase Payment if you exercise your right to return the Annuity, we initially allocate all amounts that you choose to allocate to the variable investment options to the AST Money Market Sub-account. At the end of the right to cancel period we will reallocate your Account Value according to your most recent allocation instructions. Subsequent Purchase Payments: We will allocate any additional Purchase Payments you make according to your current allocation instructions. If any rebalancing or asset allocation programs are in effect, the allocation should conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment. ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred. We may impose specific restrictions on financial transactions for certain Portfolios based on the Portfolio's investment restrictions. Currently, any purchase, redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to1/2hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.com). Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares must be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the share prices of affected Portfolios. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. Under such a circumstance, we will process transfers according to our rules then in effect and provide notice if the transfer request was denied. If a transfer request is denied, a new transfer request may be required. DO YOU OFFER DOLLAR COST AVERAGING? Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the market price is low and fewer units when the market price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program. You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following: |X| You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years. |X| You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation. |X| Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment. NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period. DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS? Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you. You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program. DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE? Yes. We offer a program for investors who wish to invest in the variable investment options but also wish to protect their principal, at least as of a specific date in the future. You may not want to use this program if you expect to begin taking annuity payments before the program would be completed. Balanced Investment Program We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. Example Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 5.33%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.594948 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $59,495 will be allocated to the Fixed Allocation and the remaining Account Value ($41,505) will be allocated to the variable investment options. Assuming that you do not make any withdrawals from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options. * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration. MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT? Yes. You may authorize your investment professional to direct the allocation of your Account Value and to request financial transactions between investment options while you are living, subject to our rules. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional if you fail to inform us that such person's authority has been revoked. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do. We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. These investment professionals may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer advice about how to allocate your Account Value under any circumstance. Any investment professionals you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such investment professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf. We may require investment professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on American Skandia. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.com). Limitations that we may impose on your investment professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. HOW DO THE FIXED INVESTMENT OPTIONS WORK? We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations. The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-766-4530. A Guarantee Period for a Fixed Allocation begins: |X| when all or part of a net Purchase Payment is allocated to that particular Guarantee Period; |X| upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or |X| when you "renew" a Fixed Allocation by electing a new Guarantee Period. HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS? We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class. The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation. HOW DOES THE MARKET VALUE ADJUSTMENT WORK? If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation. MVA Formula The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows: [(1+I) / (1+J)]N/12 where: I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date; J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period; N is the number of months remaining in the original Guarantee Period. No MVA applies in determining a Fixed Allocation's Account Value for the 30 days prior to the Maturity Date. If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the Fixed Allocation, the numbers used in `J' and `N' will be rounded to the next highest integer. MVA Examples The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following: |X| You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years. |X| The interest rate for your Fixed Allocation is 5.0% (I = 5.0%). |X| You make no withdrawals or transfers until you decided to withdraw the entire Fixed Allocation after exactly three (3) years, therefore 24 months remain before the Maturity Date (N = 24). Example of Positive MVA Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows: MVA Factor = [(1+I)/(I+J]N/12 = [1.05/1.035]2 = 1.029196 Interim Value = $57,881.25 Account Value after MVA = Interim Value X MVA Factor = $59,571.15. Example of Negative MVA Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows: MVA Factor = [(1+I)/(1+J]N/12 = [1.05/1.060)]2 = 0.981221 Interim Value = $57,881.25 Account Value after MVA = Interim Value X MVA Factor = $56,794.30. WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES? The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. You are not allowed to renew any Fixed Allocation if the Maturity Date is within 30 days of the date we will apply your Account Value to determine the amount of Annuity payments on the Annuity Date. We will notify you at least 45 days and not more than 60 days before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation within 30 days prior to the Maturity Date or transfer the Account Value of the Fixed Allocation to one or more variable investment options. ACCESS TO ACCOUNT VALUE WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME? During the accumulation period you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below. ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS? (For more information, see "Tax Considerations") During the Accumulation Period A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution. During the Annuitization Period During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer. CAN I WITHDRAW A PORTION OF MY ANNUITY? Yes, you can make a withdrawal during the accumulation period. |X| To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-7 without a CDSC being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Free Withdrawal you may request is $100. |X| You can also make withdrawals in excess of the Free Withdrawal amount. We call this a "Partial Withdrawal." The amount that you may withdraw will depend on the Annuity's Surrender Value. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee, the Tax Charge and any Market Value Adjustment that may apply to any Fixed Allocations. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100. When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC. You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options. To request the forms necessary to make a withdrawal from your Annuity, contact our Customer Service Team at 1-800-752-6342 or visit our Internet Website at www.americanskandia.com. HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL? The Free Withdrawal provision that applies to your Annuity depends on whether your Annuity is used as a funding vehicle for a qualified plan under Section 401 of the Code. As of the date of this Prospectus, we are no longer offering the Annuity for use with Section 401 plans. All Annuities (except Section 401 plans) The maximum Free Withdrawal amount during any Annuity Year is the greater of: |X| the "Growth" in the Annuity; or |X| 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years). The 10% amount is not cumulative. Section 401 plans only The maximum Free Withdrawal amount during any Annuity Year is the greater of: |X| the "Growth" in the Annuity; or |X| 20% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years). The 10% amount is not cumulative. "Growth" equals the current Account Value less all Purchase Payments that have been invested for less than the CDSC period and have not been previously withdrawn. NOTE: Free withdrawals do not reduce the amount of any CDSC that would apply upon a partial withdrawal or subsequent surrender. The minimum Free Withdrawal you may request is $100. Examples Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 2, due to positive investment performance, your Account Value is $11,500. Your maximum Free Withdrawal amount would be the greater of Growth (Account Value minus Purchase Payments = $1,500) or 10% of Purchase Payments ($1,000). Your maximum Free Withdrawal amount would therefore be $1,500. Further assume that in your third Annuity Year, you choose to surrender your Annuity. Assume that after taking your $1,500 Free Withdrawal in Year 2, your Account Value has increased to $12,000 due to positive investment performance. Upon surrender, we will deduct a CDSC of 5.5% based on the number of years that your Purchase Payment has been invested times the amount of your Purchase Payment that has not been previously withdrawn (5.5% of $10,000 = $550). The amount of the previous Free Withdrawal was not subject to a CDSC when withdrawn. Therefore, upon surrender, the amount of the entire Purchase Payment is subject to the CDSC. You would receive $11,450 minus the Annual Maintenance Fee. When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawal or Systematic Withdrawal of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC. IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL? A CDSC may be assessed against a Partial Withdrawal during the accumulation period. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity. 1. If you request a Partial Withdrawal we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC); 2. If the amount requested exceeds the available Free Withdrawal amount: |X| First, we withdraw the amount from Purchase Payments that have been invested for longer than the CDSC period, if any (with your Annuity, seven (7) years); |X| Second, we withdraw the remaining amount from the Purchase Payments that are still subject to a CDSC. We withdraw the "oldest" of your Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn. Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal amount. For purposes of calculating the CDSC on a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. 3. If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account Value. CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal. Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal. DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE? Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to a CDSC. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100. You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty. WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Minimum Distributions.) Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia. The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. We may charge you for calculating required Minimum Distributions. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions. You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code. CAN I SURRENDER MY ANNUITY FOR ITS VALUE? Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity. For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, contact our Customer Service Team at 1-800-752-6342 or visit our Internet Website at www.americanskandia.com. WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE? We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make any annuity payment options available in the future. For additional information on annuity payment options you may request a Statement of Additional Information. When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices up to 30 days before the Annuity Date. A maximum Annuity Date may be required by law. Any change to these options must be in writing. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment. Option 1 -------- Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity. Option 2 -------- Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity. Option 3 -------- Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. Option 4 -------- Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity. Option 5 -------- Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. Option 6 -------- Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal ------ to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. We may make additional annuity payment options available in the future. HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION? Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, making a purchase payment within seven years of the Annuity Date limits your annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. If you have not provided us with your Annuity Date or annuity payment option in writing, then: |X| the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and |X| the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain. HOW ARE ANNUITY PAYMENTS CALCULATED? Fixed Annuity Payments (Options 1-4) If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life. Variable Annuity Payments We offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as, other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR. |X| Variable Payments (Options 1-3) ----------------- We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-Account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-Accounts you initially selected on the Issue Date. The calculation is performed for each Sub-Account, and the sum of the Sub-Account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-Account will not change unless you transfer among the Sub-Accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%. |X| Stabilized Variable Payments (Option 5) ---------------------------- This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial ------- annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%. |X| Stabilized Variable Payments with a Guaranteed Minimum (Option 6) ------------------------------------------------------ This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%. The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options. Adjustable Annuity Payments We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment. DEATH BENEFIT WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT? The Annuity provides a Death Benefit during its accumulation period. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the Death Benefit guarantee under the Annuity. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." The amount of the Death Benefit may be reduced by the amount of any remaining Contingent Deferred Sales Charge if the decedent was age 75 or older at the time of death. The Death Benefit depends on the decedent's age on the date of death: If death occurs before the decedent's age 85: The Death Benefit is the greatest of: |X| The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations; |X| The sum of all Purchase Payments less the sum of all withdrawals; |X| The Account Value on the later of the Issue Date of the Annuity and each fifth anniversary of the Issue Date of the Annuity immediately preceding the date of death, plus the sum of all Purchase Payments less the sum of all withdrawals, made subsequent to such anniversary. If death occurs when the decedent is age 85 or older: The Death Benefit is the sum of your Account Value in the variable investment options and your Interim Value in the fixed allocations. AMERICAN SKANDIA'S ANNUITY REWARDS What is the Annuity Rewards benefit? The Annuity Rewards benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity's value as of the date the Owner elects the benefit. Under the Annuity Rewards benefit, American Skandia guarantees that the Death Benefit will not be less than: your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the Owner's election MINUS any proportional withdrawals* following the date of election ----- PLUS any additional Purchase Payments applied to the Annuity following the date of election. ---- * "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit. The Annuity Rewards Death Benefit enhancement does not affect the basic Death Benefit calculation under the Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount. Who is eligible for the Annuity Rewards benefit? Owners can elect the Annuity Rewards Death Benefit enhancement following the seventh (7th) anniversary of the Annuity's Issue Date. However, the election is subject to the requirement that their Account Value on the election date is greater than the amount that would be payable to their Beneficiary under the Death Benefit provided under the Annuity as of the election date. If an Owner is ineligible when he or she applies for the optional benefit, the Owner can elect the Annuity Rewards Death Benefit enhancement on any subsequent date if they otherwise qualify. The election must occur before annuity payments begin. An Owner can only elect the Annuity Rewards Death Benefit enhancement once. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement. PAYMENT OF DEATH BENEFITS Payment of Death Benefit to Beneficiary Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed: |X| as a lump sum amount at any time within five (5) years of the date of death; or |X| as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available." Spousal Beneficiary - Assumption of Annuity You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments. See the section entitled "Managing Your Annuity - Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity. IRA Beneficiary Continuation Option The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse. |X| If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later. |X| If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation. See the section entitled "How are Distributions From Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2." Upon election of this IRA Beneficiary Continuation option: |X| the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary. |X| the Account Value will be equal to any Death Benefit that would have been payable to the Beneficiary if they had taken a lump sum distribution. |X| the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited. |X| no additional Purchase Payments can be applied to the Annuity. |X| the basic Death Benefit will no longer apply to the Beneficiary. |X| the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC. |X| upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary. |X| all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option. Are there any exceptions to these rules for paying the Death Benefit? Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any minimum Death Benefit that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date. When do you determine the Death Benefit? We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-Account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-Accounts according to our rules. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations. VALUING YOUR INVESTMENT HOW IS MY ACCOUNT VALUE DETERMINED? During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day. WHAT IS THE SURRENDER VALUE OF MY ANNUITY? The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus any CDSC and the Annual Maintenance Fee. The Surrender Value will also include any Market Value Adjustment that may apply. HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS? When you allocate Account Value to a Sub-Account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuate with the market fluctuations of the Portfolios. The value of the Units also reflect the daily accrual for the Insurance Charge. Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. Example Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account. HOW DO YOU VALUE FIXED ALLOCATIONS? During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date or within 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor. WHEN DO YOU PROCESS AND VALUE TRANSACTIONS? American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next business day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions. There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that: |X| trading on the NYSE is restricted; |X| an emergency exists making redemption or valuation of securities held in the separate account impractical; or |X| the SEC, by order, permits the suspension or postponement for the protection of security holders. Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) days. During any period that we are trying to obtain the required information, your money is not invested. Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions. Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date. Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information. Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us. Transactions in Rydex and ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to 1/2hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.com). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the Rydex or ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day. TAX CONSIDERATIONS WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY? Following is a brief summary of some of the Federal tax considerations relating to this Annuity. However, since the tax laws are complex and tax consequences are affected by your individual circumstances, this summary of our interpretation of the relevant tax laws is not intended to be fully comprehensive nor is it intended as tax advice. Therefore, you may wish to consult a professional tax advisor for tax advice as to your particular situation. HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED? The Separate Accounts are taxed as part of American Skandia. American Skandia is taxed as a life insurance company under Part I, subchapter L of the Code. No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Accounts with respect to the Annuities. IN GENERAL, HOW ARE ANNUITIES TAXED? Section 72 of the Code governs the taxation of annuities in general. Taxation of the Annuity will depend in large part on: 1. whether the Annuity is used by: |X| a qualified pension plan, profit sharing plan or other retirement arrangement that is eligible for special treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or |X| an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and 2. whether the Owner is: |X| an individual person or persons; or |X| an entity including a corporation, trust or partnership. Individual Ownership: If one or more individuals own an Annuity, the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity until an amount is received (a "distribution"). This is commonly referred to as "tax deferral". A distribution can be in the form of a lump sum payment including payment of a Death Benefit, or in annuity payments under one of the annuity payment options. Certain other transactions may qualify as a distribution and be subject to taxation. Entity Ownership: If the Annuity is owned by an entity and is not a Qualified Contract, generally the Owner of the Annuity must currently include any increase in the value of the Annuity during a tax year in its gross income. An exception from current taxation applies for annuities held by an employer with respect to a terminated tax-qualified retirement plan, a trust holding an annuity as an agent for a natural person, or by a decedent's estate by reason of the death of the decedent. A tax-exempt entity for Federal tax purposes may not be subject to income tax as a result of this provision. HOW ARE DISTRIBUTIONS TAXED? Distributions from an Annuity are taxed as ordinary income and not as capital gains. Distributions Before Annuitization: Distributions received before annuity payments begin are generally treated as coming first from "income on the contract" and then as a return of the "investment in the contract". The amount of any distribution that is treated as receipt of "income on the contract" is includible in the taxpayer's gross income and taxable in the year it is received. The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income. |X| "Income on the contract" is calculated by subtracting the taxpayer's "investment in the contract" from the aggregate value of all "related contracts" (discussed below). |X| "Investment in the contract" is equal to total purchase payments for all "related contracts" minus any previous distributions or portions of such distributions from such "related contracts" that were not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance, endowment, or annuity contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes. Distributions After Annuitization: A portion of each annuity payment received on or after the Annuity Date will generally be taxable. The taxable portion of each annuity payment is determined by a formula which establishes the ratio that the "investment in the contract" bears to the total value of annuity payments to be made. This is called the "exclusion ratio." The investment in the contract is excluded from gross income. Any portion of an annuity payment received that exceeds the exclusion ratio will be entirely includible in gross income. The formula for determining the exclusion ratio differs between fixed and variable annuity payments. When annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment may be allowed as a deduction on the decedent's final income tax return. Penalty Tax on Distributions: Generally, any distribution from an annuity not used in conjunction with a Qualified Contract (Qualified Contracts are discussed below) is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including: |X| Distributions made on or after the taxpayer has attained age 591/2; |X| Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant; |X| Distributions attributable to the taxpayer's becoming disabled; |X| Distributions which are part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's designated beneficiary); |X| Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982; |X| Payments under an immediate annuity as defined in the Code; |X| Distributions under a qualified funding asset under Code Section 130(d); or |X| Distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service. Special rules applicable to "related contracts": Contracts issued by the same insurer to the same contract owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified retirement arrangement) are to be treated as one annuity contract when determining the taxation of distributions before annuitization. We refer to these contracts as "related contracts." In situations involving related contracts we believe that the values under such contracts and the investment in the contracts will be added together to determine the proper taxation of a distribution from any one contract described under the section "Distributions before Annuitization." Generally, distributions will be treated as coming first from income on the contract until all of the income on all such related contracts is withdrawn, and then as a return of the investment in the contract. There is some uncertainty regarding the manner in which the Internal Revenue Service would view related contracts when one or more contracts are immediate annuities or are contracts that have been annuitized. The Internal Revenue Service has not issued guidance clarifying this issue as of the date of this Prospectus. You are particularly cautioned to seek advice from your own tax advisor on this matter. Special concerns regarding "substantially equal periodic payments": (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions which are part of a series of substantially equal periodic payments that occur before the later of the taxpayer reaching age 59 1/2or five (5) years from the first of such payments will result in the requirement to pay the 10% premature distribution penalty that would have been due had the payments been treated as subject to the 10% premature distribution penalty in the years received, plus interest. This does not apply when the modification is by reason of death or disability. American Skandia does not currently support a section 72(q) program. Special concerns regarding immediate annuities: The Internal Revenue Service has ruled that the immediate annuity exception to the 10% penalty described above under "Penalty Tax on Distributions" for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of a contract if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the annuity starting date under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. Special rules in relation to tax-free exchanges under Section 1035: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions other than as annuity payments will be considered to come: |X| First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity; |X| Then, from any "income on the contract" that is attributable to the purchase payments made prior to August 14, 1982 (including income on such original purchase payments after the exchange); |X| Then, from any remaining "income on the contract"; and |X| Lastly, from the amount of any "investment in the contract" made after August 13, 1982. Therefore, to the extent a distribution is equal to or less than the remaining investment in the contract made prior to August 14, 1982, such amounts are not included in taxable income. Further, distributions received that are considered to be a return of investment on the contract from purchase payments made prior to August 14, 1982, such distributions are not subject to the 10% tax penalty. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. As of the date of this prospectus, we will treat a partial surrender of this type involving a non-qualified annuity contract as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% IRS early distribution penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction. There is no guidance from the Internal Revenue Service as to whether a partial exchange from a life insurance contract is eligible for non-recognition treatment under Section 1035 of the Code. We will continue to report a partial surrender of a life insurance policy as subject to current taxation to the extent of any gain. In addition, please be cautioned that no specific guidance has been provided as to the impact of such a transaction on the remaining life insurance policy, particularly as to the subsequent methods to be used to test for compliance under the Code for both the definition of life insurance and the definition of a modified endowment contract. Special Considerations for Purchasers of the Enhanced Beneficiary Protection Optional Death Benefit: As of the date of this Prospectus, it is our understanding that the charges related to the optional Death Benefit are not subject to current taxation and we will not report them as such. However, the IRS could take the position that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report charges for the optional Death Benefit as partial withdrawals if we, as a reporting and withholding agent, believe that we would be expected to report them as such. WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS? An annuity may be suitable as a funding vehicle for various types of tax-qualified retirement plans. We have provided summaries below of the types of tax-qualified retirement plans with which we may issue an Annuity. These summaries provide general information about the tax rules and are not intended to be complete discussions. The tax rules regarding qualified plans are complex. These rules may include limitations on contributions and restrictions on distributions, including additional taxation of distributions and additional penalties. The terms and conditions of the tax-qualified retirement plan may impose other limitations and restrictions that are in addition to the terms of the Annuity. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment. American Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans. Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various corporate pension and profit-sharing plans established by corporate employers under Section 401(a) of the Code including 401(k) plans. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on the amount that may be contributed and the timing of distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests. H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans. Tax Sheltered Annuities: Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain qualifying employers such as public schools and certain charitable, educational and scientific organizations specified in Section 501(c)(3) for the benefit of their employees. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements also apply. Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries. Individual Retirement Arrangements or "IRAs": Section 408 of the Code allows eligible individuals to maintain an individual retirement account or individual retirement annuity ("IRA"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible to establish an IRA and the time when distributions must commence. Further, an Annuity may be established with "roll-over" distributions from certain tax-qualified retirement plans and maintain the tax-deferred status of these amounts. Roth IRAs: A form of IRA is also available called a "Roth IRA". Contributions to a Roth IRA are not tax deductible. However, distributions from a Roth IRA are free from Federal income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made and the distribution is made --- (a) once the taxpayer is age 59 1/2or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes. Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA or another qualified plan, on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA. SEP IRAs: Eligible employers that meet specified criteria may establish Simplified Employee Pensions or SEP IRAs. Employer contributions that may be made to employee SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer. HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED? Distributions from Qualified Contracts are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the proportion of a distribution representing after-tax contributions. Generally, a 10% penalty tax applies to the taxable portion of a distribution from a Qualified Contract made prior to age 59 1/2. However, the 10% penalty tax does not apply when the distribution: |X| is part of a properly executed transfer to another IRA or another eligible qualified account; |X| is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code); |X| is part of a series of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary; |X| is subsequent to a separation from service after the taxpayer attains age 55*; |X| does not exceed the employee's allowable deduction in that tax year for medical care*; |X| is made to an alternate payee pursuant to a qualified domestic relations order*; and |X| is made pursuant to an IRS levy. The exceptions above which are followed by an asterisk (*) do not apply to IRAs. Certain other exceptions may be available. Minimum Distributions after age 70 1/2: A participant's interest in a Qualified Contract must generally be distributed, or begin to be distributed, by the "required beginning date". This is April 1st of the calendar year following the later of: |X| the calendar year in which the individual attains age 70 1/2; or |X| the calendar year in which the individual retires from service with the employer sponsoring the plan. The retirement option is not available to IRAs. The IRS has released Treasury regulations containing new Minimum Distribution rules. Under the new rules, the Minimum Distribution amount will be lower for the vast majority of individuals. For Minimum Distributions required in 2002 and beyond, the individual may utilize the 2002 Final Regulations, the 2001 Proposed Regulations or the 1987 Proposed Regulations. Under the new Minimum Distribution rules, a uniform life expectancy table will be utilized by all participants except those with a spouse who is more than ten (10) years younger than the participant. In that case, the new rules permit the participant to utilize the actual life expectancies of the participant and the spouse. In most cases, the beneficiary may be changed during the participant's lifetime with no affect on the Minimum Distributions. At death, the designated Beneficiary may generally take Minimum Distributions over his/her life expectancy or in a lump sum. If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. Because of the many recent changes to the Minimum Distribution rules, we strongly encourage you to consult with your tax advisor for more detailed information. GENERAL TAX CONSIDERATIONS Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). If the diversification requirements under the Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We expect the underlying mutual fund portfolios to comply with the terms of these regulations. Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated. Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us. Certain distributions, known as eligible rollover distributions, from Qualified Contracts, are subject to automatic 20% withholding for Federal income taxes. The following distributions are not eligible rollover distributions and not subject to 20% withholding:: |X| any portion of a distribution paid as a Minimum Distribution; |X| direct transfers to the trustee of another retirement plan; |X| distributions from an individual retirement account or individual retirement annuity; |X| distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; |X| distributions that are part of a series of substantial periodic payments pursuant to Section 72(q) or 72(t) of the Code; and |X| certain other distributions where automatic 20% withholding may not apply. Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of, an annuity before annuity payments have begun is treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity on or after the assignment or pledge of an entire annuity and while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued as Qualified Contracts, the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon. Gifts: The gift of an annuity to someone other than the spouse of the owner (or former spouse incident to a divorce) is treated, for income tax purposes, as a distribution. Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities. Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1.1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay. Considerations for Contingent Annuitants: There may be adverse tax consequences if a contingent annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more contingent annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as contingent annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a contingent annuitant if you expect to use an Annuity in such a fashion. GENERAL INFORMATION HOW WILL I RECEIVE STATEMENTS AND REPORTS? We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30 day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means. WHO IS AMERICAN SKANDIA? American Skandia Life Assurance Corporation ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. American Skandia is a wholly-owned subsidiary of American Skandia, Inc., whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities. American Skandia is in the business of issuing variable annuity and variable life insurance contracts. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; (c) both fixed and variable immediate adjustable annuities; and (d) a single premium variable life insurance policy that is registered with the SEC. No company other than American Skandia has any legal responsibility to pay amounts that it owes under its variable annuity and variable life insurance contracts. WHAT ARE SEPARATE ACCOUNTS? The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the annuities are held in separate accounts established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations. Separate Account B During the accumulation period, the assets supporting obligations based on allocations to the variable investment options are held in Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B consists of multiple Sub-accounts. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts of this Annuity are all Class 1 Sub-accounts of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us. Separate Account D During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law. There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer. We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws. WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS? Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans. Voting Rights We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, American Skandia Investment Services, Incorporated ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. Material Conflicts It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist. Service Fees Payable by Underlying Funds American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of many of the underlying Portfolios. Under the terms of these agreements, American Skandia provides administrative and support services to the Portfolios for which a fee is paid that is generally based on a percentage of the average assets allocated to the Portfolios under the Annuity. Any fees payable will be consistent with the services rendered or the expected cost savings resulting from the arrangement. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts. WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA? American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity. ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers. Compensation is paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of the firm. Compensation is generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation. Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance for the Sub-accounts are found in the Statement of Additional Information. This information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code. We may advertise the performance of the Portfolios in the form of "Standard" and "Non-standard" Total Returns. "Standard Total Return" figures assume a hypothetical initial investment of $1,000 allocated to a Sub-account during the most recent, one, five and ten year periods (or since the inception date that the Portfolio has been offered as a Sub-account, if less). "Standard Total Return" figures assume that the Insurance Charge and the Annual Maintenance Fee (if applicable) are deducted and that the Annuity is surrendered at the end of the applicable period, meaning that any Contingent Deferred Sales Charge that would apply upon surrender is also deducted. "Non-standard Total Return" figures include any performance figures that do not meet the SEC's rules for Standard Total Returns. Non-standard Total Returns are calculated in the same manner as standardized returns except that the figures may not reflect all fees and charges. In particular, they may assume no surrender at the end of the applicable period so that the CDSC does not apply. Non-standard Total Returns must be accompanied by Standard Total Returns. Some of the underlying Portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying Portfolios have been in existence, but the Sub-accounts have not. Such hypothetical historical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts. Hypothetical historical performance of the underlying Portfolios prior to the existence of the Sub-accounts may only be presented as Non-standard Total Returns. We may advertise the performance of money market-type Sub-accounts using a measure of the "current and effective yield". The current yield of a money market-type Sub-account is calculated based upon the previous seven-day period ending on the date of calculation. The effective yield of a money market-type Sub-account reflects the reinvestment of net income earned daily on the assets of such a Sub-account. The current and effective yields reflect the Insurance Charge deducted against the Sub-account. In a low interest rate environment, yields for money market-type Sub-accounts, after deduction of the Insurance Charge, may be negative even though the yield (before deducting the Insurance Charge) is positive. Current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying mutual funds for variable annuities and/or do not have additional asset-based charges deducted for the insurance protection provided by the Annuity. Performance information on the Sub-accounts is based on past performance only and is not an indication or representation of future performance. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance. The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on current rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement. Advertisements we distribute may also compare the performance of our Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook. American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B. AVAILABLE INFORMATION A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, The Woolworth Building, 233 Broadway, New York, NY and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 2001 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus. We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. HOW TO CONTACT US You can contact us by: |X| calling our Customer Service Team at 1-800-752-6342 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday, or Skandia's Telephone Automated Response System (STARS) at 1-800-766-4530. |X| writing to us via regular mail at American Skandia - Variable Annuities, P.O. Box 7040, Bridgeport, Connecticut 06601-7040 OR for express mail American Skandia - Variable Annuities, One Corporate Drive, Shelton, Connecticut 06484. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request. |X| sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com |X| accessing information about your Annuity through our Internet Website at www.americanskandia.com You can obtain account information through Skandia's Telephone Automated Response System (STARS) and at www.americanskandia.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or an investment professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through STARS and at www.americanskandia.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account. Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time. INDEMNIFICATION Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. LEGAL PROCEEDINGS As of the date of this Prospectus, American Skandia and its affiliates are not involved in any legal proceedings outside of the ordinary course of business. American Skandia and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, however, we do not anticipate that the outcome of any such legal proceedings will have a material adverse affect on the Separate Account, or American Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity. CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION The following are the contents of the Statement of Additional Information: General Information about American Skandia |X| American Skandia Life Assurance Corporation |X| American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) |X| American Skandia Life Assurance Corporation Separate Account D Principal Underwriter/Distributor - American Skandia Marketing, Incorporated How Performance Data is Calculated |X| Current and Effective Yield |X| Total Return How the Unit Price is Determined Additional Information on Fixed Allocations |X| How We Calculate the Market Value Adjustment General Information |X| Voting Rights |X| Modification |X| Deferral of Transactions |X| Misstatement of Age or Sex |X| Ending the Offer Annuitization Independent Auditors Legal Experts Financial Statements |X| Appendix A - American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA SELECTED FINANCIAL DATA The following table summarizes information with respect to the operations of the Company: (table in thousands) For the Year Ended December 31, 2001 2000 1999 1998 1997 ---- ---- ---- ---- ---- STATEMENT OF OPERATIONS DATA Revenues: Annuity and life insurance charges and fee$* 378,693 $ 424,578 $ 289,989 $ 186,211 $ 121,158 Fee income 111,196 130,610 83,243 50,839 27,593 Net investment income 20,126 11,656 10,441 11,130 8,181 Premium income and other revenues 3,368 4,778 3,688 1,360 1,082 ------------ ------------ ------------ ------------ ------------ Total revenues $ 513,383 $ 571,622 $ 387,361 $ 249,540 $ 158,014 ============ ============ ============ ============ ============ Benefits and Expenses: Annuity and life insurance benefits $ 1,955 $ 751 $ 612 $ 558 $ 2,033 Change in annuity and life insurance policy reserves (39,898) 45,018 3,078 1,053 37 Cost of minimum death benefit - - 2,945 5,144 4,545 reinsurance Return credited to contractowners 16,833 9,046 (1,639) (8,930) (2,018) Underwriting, acquisition and other insurance expenses 420,802 335,213 206,350 167,790 90,496 Interest expense 73,424 85,998 69,502 41,004 24,895 ------------ ------------ ------------ ------------ ------------ Total benefits and expenses $ 473,116 $ 476,026 $ 280,848 $ 206,619 $ 119,988 ============ ============ ============ ============ ============ Income tax expense $ 7,168 $ 30,779 $ 30,344 $ 8,154 $ 10,478 ============ ============ ============ ============ ============ Net income $ 33,099 $ 64,817 $ 76,169 $ 34,767 $ 27,548 ============ ============ ============ ============ ============ STATEMENT OF FINANCIAL CONDITION DATA Total Assets $ 28,036,860 $ 31,702,705 $ 30,881,579 $ 18,848,273 $ 12,894,290 ============ ============ ============ ============ ============ Future fees payable to parent $ 797,055 $ 934,410 $ 576,034 $ 368,978 $ 233,034 ============ ============ ============ ============ ============ Surplus Notes $ 144,000 $ 159,000 $ 179,000 $ 193,000 $ 213,000 ============ ============ ============ ============ ============ Shareholder's Equity $ 577,668 $ 496,911 $ 359,434 $ 250,417 $ 184,421 ============ ============ ============ ============ ============ * On annuity and life insurance sales of $3,834,167, $8,216,167, $6,862,968, $4,159,662, and $3,697,990, during the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively, with contractowner assets under management of $26,017,847, $29,751,822, $29,396,693, $17,854,761, and $12,119,191, as of December 31, 2001, 2000, 1999, 1998, and 1997, respectively. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data. Results of Operations --------------------- Annuity and life insurance sales decreased 53% in 2001 to $3,834,167,000 as compared to a 20% increase in 2000. The decrease in sales in 2001 was consistent with the general decline in sales throughout the variable annuity industry, attributed in large part to the decline in the equity markets. The sales growth in 2000 was driven by significant sales volume in the first quarter of 2000 due to the strong equity market performance. However, the decline in the equity markets during the remainder of the year negatively impacted sales as the first quarter level of sales was not sustained. The Company has announced its intention to focus on the growth of its core variable annuity business, with a continuing focus on increasing sales through innovative product development activities, the expansion of its wholesaling force through recruitment and retention of top producers, and providing consistently good customer service. Average assets under management totaled $27,020,489,000 in 2001, $31,413,809,000 in 2000 and $21,984,759,000 in 1999, representing a decrease of 14% in 2001 and an increase of 46% in 2000. As a result of the decrease in sales volume and average assets under management, annuity and life insurance charges and fees decreased 11% in 2001, as compared to an increase of 46% in 2000. Fee income generated from transfer agency-type and investment support activities decreased 15% in 2001 and increased 57% in 2000. Net investment income increased 73% in 2001 compared to 2000 and increased 12% in 2000 compared to 1999. The increase in 2001 was primarily due to a higher level of fixed maturity investments in support of the Company's risk-based capital objectives. The increase in 2000 was primarily due to the higher level of fixed maturity investments partially offset by $6,939,000 of amortization of premiums paid on derivative instruments. Excluding the derivative amortization, net investment income increased 62% in 2000 as a result of increased fixed maturity investments in support of the Company's risk-based capital objectives. Premium income represents premiums earned on the sale of ancillary contracts such as immediate annuities with life contingencies, supplementary contracts with life contingencies and certain life insurance products. Sales of these products will increase or decrease over time depending on the payout elections of the policyholders. Management expects supplementary contracts to grow over time with the maturing of the core business lines. Net realized investment gains totaled $928,000 in 2001, compared to losses of $688,000 in 2000. The gross gain in 2001 was partially offset by losses on securities in the fixed maturity portfolio. The most significant loss was $2,636,000 related to Enron securities. In addition net realized losses were incurred due to redemption's of mutual fund holdings in support of the Company's non-qualified deferred compensation program. The change from 1999 to 2000 was primarily due to realized losses on sales of securities in the fixed maturity portfolio. These losses were partially offset by realized gains on sales of fixed maturity investments and mutual funds. The change in annuity policy reserves includes changes in reserves related to annuity contracts with mortality risks as well as the company's guaranteed minimum death benefit ("GMDB") liability. The GMDB reserve decreased $43,984,000 in 2001, as the result of an update of certain reserve assumptions during 2001 to reflect more realistic expectations as to risks inherent in the GMDB liability. These changes reduced the GMDB liability significantly. Previous assumptions had been based on statutory valuation principles as an approximation for accounting principles generally accepted in the United States ("U.S. GAAP"). In addition, future mortality rates have been lowered to reflect favorable past experience. This decrease in 2001 compares to an increase in GMDB reserves of $44,186,000 in 2000. Certain assumptions were also updated in the calculation of the deferred acquisition cost asset, however, offsetting the resulting increase in earnings and equity as a result of changes in the GMDB liability. The amortization of such costs are determined in large part by changes in the expectations of future gross profits of the variable annuity business. In 2001, the decline in equity markets resulted in a significantly lower estimate of future gross profits, thereby increasing the expenses recognized through amortization. In 1999, the Company began to develop a program utilizing equity put options to manage the risks embedded in the GMDB in annuity contracts that would result from significant declines in the equity markets. Prior to the implementation of the hedge strategies utilizing equity put options, the Company had reinsured substantially all of its exposure on the GMDB liability. The reinsurance was terminated during the second quarter of 1999 as the reinsurer exited this market. Return credited to contractowners consists of revenues on the variable and market value adjusted annuities and variable life insurance, offset by the benefit payments and changes in reserves required on this business. Market value adjusted annuity activity has the largest impact on this benefit. In 2001 and 2000, the Separate Account investment returns on the assets supporting market value adjusted annuities were less than the expected returns as calculated in the reserves, contributing to the significant increase in the return credited to contractholders benefit. In addition, this benefit increased as a result of the amortization of unearned Performance Advantage target value credits, which increased $12,814,581 in 2001 over 2000 due primarily to increased sales of products containing this feature. Other significant contributors to the change from 2000 to 2001 include guaranteed minimum death benefit payments on variable annuities, which were driven up due to the market declines in 2001, totaling $2,569,000 net of gains on equity put options as well as increased costs associated with processing of backdated financial transactions. Underwriting, acquisition and other insurance expenses for 2001, 2000 and 1999 were as follows: (table in thousands) 2001 2000 1999 ---- ---- ---- Commissions and purchase credits $ 238,847 $ 393,494 $ 358,279 General operating expenses 167,044 252,206 214,269 Acquisition costs deferred during the year (209,136) (495,103) (450,059) Acquisition costs amortized during the year 224,047 184,616 83,861 --------- --------- --------- Net amortization of deferred acquisition costs 14,911 (310,487) (366,198) --------- ---------- ---------- Underwriting, acquisition and other insurance expenses $ 420,802 $ 335,213 $ 206,350 ========= ========= ========= Underwriting, acquisition and other insurance expenses increased 26% and 62% in 2001 and 2000, respectively. Lower sales and asset levels in 2001 led to a 39% decease in commissions and purchase credits. Partially offsetting this decline, the company launched a commission promotion program during 2001, which increased commissions as a percentage of new sales. Increased commissions and purchase credits reflect the increase in sales in both 2000 and 1999. General operating expenses decreased 34% from 2000 as a result of lower sales-based compensation and expense reduction programs implemented in 2001 (see Note 18 to the consolidated financial statements). In addition, variable compensation and long-term incentive plan expense have decreased due to the slowdown in sales and decline in equity markets. Significant investments in new product development and Internet-based technology contributed to general operating expense increases in both 2001 and 2000. The company updated certain assumptions in the calculation of expected gross profits used to develop deferred acquisition cost amortization rates to reflect more recent experience and current equity market conditions. As a result of this the amortization of such costs increased significantly over the year 2000. The amortization of acquisition costs increased substantially in 2000 compared to 1999 as the associated costs from record sales in late 1999 and early 2000 were recognized in accordance with profit and expense recognition models under U.S. GAAP. Interest expense decreased $12,574,000 in 2001 as a result of the reduction in borrowing and increased $16,496,000 in 2000 as a result of additional securitized financing transactions, which consist of the transfer of rights to receive future fees to ASI, which fees collateralize notes issued in private placements by ASI through special purpose trusts ("securitization transactions"). In addition, the Company paid down surplus notes on December 3, 2001 and December 10, 2000 of $15,000,000 and $20,000,000 respectively. Surplus notes outstanding as of December 31, 2001 and 2000 totaled $144,000,000 and $159,000,000, respectively. The effective income tax rates for the years ended December 31, 2001, 2000 and 1999 were 18%, 32% and 28%, respectively. The effective rate is lower than the corporate rate of 35% due to permanent differences, with the most significant item being the dividend received deduction. Management believes that, based on the taxable income produced in the past two years, as well as continued growth in annuity sales, the Company will produce sufficient taxable income in future years to realize its deferred tax assets. The Company generated net income after tax of $33,099,000, $64,817,000 and $76,169,000 in 2001, 2000 and 1999, respectively. Equity market volatility during 2001 directly impacted revenues, sales and ultimately expenses for the company. Revenues were lower than expected due to the significant drop in sales year over year, as well as the negative performance of the mutual funds underlying annuity and insurance contracts. Benefits were higher than expected due to the death claims paid in excess of the account values of the specific contracts due to GMDB provisions in such contracts. Expenses were relatively higher compared to sales and assets than in prior periods. Expense reduction programs were implemented during the year to better match expenses incurred with sales activity and management of the book of business. Revenue increases in 2000 were more than offset by higher benefits and expenses driven primarily from the increase in the reserve requirement related to the GMDB as a result of the decline in the equity markets. Investments in new product development and technology also contributed to the increase in expenses. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of $2,619,000, $2,540,000 and $2,523,000 for the years ended December 31, 2001, 2000 and 1999, respectively. Total assets declined 12% in 2001 as a direct result of the decrease in separate account assets. Separate account assets declined consistent with the drop in the equity market, offset in part by new net sales activity. Liabilities declined 12% in 2001 as a result of several factors. Reserves and Separate Account liabilities required to support the annuity and life insurance business declined consistent with market valuing of the underlying assets as well as the changes in the GMDB reserve. Payable to affiliate increased due to borrowing from ASI to support temporary operating cash needs. Reduction in Future Fees Payable to ASI declined, consistent with the securitization transaction cash flow realized on the designated block of contracts. Significant Accounting Policies ------------------------------- For information on the Company's significant accounting policies, see Notes to Consolidated Financial Statements. Specifically, for Deferred Acquisition Costs, see Note 21, for Separate Accounts, see Note 20 and for the Company's employee profit sharing programs, see Note 13. Liquidity and Capital Resources ------------------------------- The Company's liquidity requirement was met by cash from insurance operations, investment activities and borrowings from ASI. In 2001, the Company had net positive operating cash flow as a result of increased cash from insurance operations and a decreased acquisition cost cash flow strain due to the reduction in sales activity. In 2000, the majority of the operating cash outflow resulted from the sale of variable annuity and variable life products that carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company to financing in the form of surplus notes, capital contributions, cash advances, securitization transactions and modified coinsurance reinsurance arrangements: During 2001 and 2000, the Company received $45,500,000 and $69,000,000, respectively, from ASI to support the solvency capital needs and anticipated growth in business of its U.S. operations. In addition, the Company received $2,500,000 and $2,450,000 from ASI in 2001 and 2000, respectively, to support its investment in Skandia Vida. In 2001, in anticipation of more permanent financing, the Company received approximately $100,000,000 from ASI in the form of cash advances. These amounts are reported as Payable to Affiliates in the Consolidated Statements of Financial Condition. Funds received from new securitization transactions amounted to $476,288,000 in 2000 (see Note 8 to the consolidated financial statements). During 2001 and 2000, the Company extended its reinsurance agreements. The Company also entered into a reinsurance agreement with SICL in 2000. The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business. The Company expects the continued use of reinsurance and securitization transactions to fund the cash strain anticipated from the acquisition costs on future years' sales volume. As of December 31, 2001 and 2000, shareholder's equity totaled $577,668,000 and $496,911,000, respectively. The increases were driven by the previously mentioned capital contributions received from ASI and net income from operations. The Company has long-term surplus notes and short-term borrowings from ASI. No dividends have been paid to ASI. The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest rate risk and business risk. The Company has complied with the NAIC's RBC reporting requirements and has total adjusted capital well above required capital. Effects of Inflation -------------------- The rate of inflation has not had a significant effect on the Company's financial statements. Outlook ------- The Company believes that it is well positioned to retain and enhance its position as a leading provider of financial products for long-term savings and retirement purposes as well as to address the economic impact of premature death, estate planning concerns and supplemental retirement needs. The Company has renewed its focus on its core variable annuity business, offering innovative long-term savings and income products, strengthening its wholesaling efforts and providing consistently good customer service in order to gain market share and improve profitability in an increasingly competitive market. The Gramm-Leach-Bliley Act of 1999 (the Financial Services Modernization Act) permits affiliation among banks, securities firms and insurance companies. This legislative change has created opportunities for continued consolidation in the financial services industry and increased competition as large companies offer a wide array of financial products and services. Various other legislative initiatives could impact the Company such as pension reform, capital gains and estate tax changes, privacy standards and Internet regulation. Additional pension reform may change current tax deferral rules and allow increased contributions to retirement plans, which may lead to higher investments in tax-deferred products and create growth opportunities for the Company. A capital gains tax reduction may cause tax-deferred products to be less attractive to consumers, which could adversely impact the Company. New privacy standards and Internet regulation may impact the Company's strategic initiatives, especially related to potential business relationships with web-based technology providers. Forward Looking Information --------------------------- The Private Securities Litigation Reform Act of 1995 (the "1995 Act") provides a "safe harbor" for forward-looking statements, so long as those statements are identified as forward-looking, and the statements are accompanied by meaningful cautionary statements that identify important factors that could cause actual results to differ materially from those discussed in the statement. We want to take advantage of these safe harbor provisions. Certain information contained in the Management's Discussion and Analysis of Financial Condition and Results of Operations is forward-looking within the meaning of the 1995 Act or Securities and Exchange Commission rules. These forward-looking statements rely on a number of assumptions concerning future events, and are subject to a number of significant uncertainties and results to differ materially from these statements. You should not put undue reliance on these forward-looking statements. We disclaim any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK The Company is subject to potential fluctuations in earnings and the fair value of certain of its assets and liabilities, as well as variations in expected cash flows due to changes in market interest rates and equity prices. The following discussion focuses on specific exposures the Company has to interest rate and equity price risk and describes strategies used to manage these risks, and includes "forward-looking statements" that involve risk and uncertainties. The discussion is limited to financial instruments subject to market risks and is not intended to be a complete discussion of all of the risks to which the Company is exposed. Interest Rate Risk ------------------ Fluctuations in interest rates can potentially impact the Company's profitability and cash flows. At December 31, 2001, 97% of assets held under management by the Company are in non-guaranteed Separate Accounts for which the Company's exposure is not significant, as the contractowner assumes substantially all the investment risk. On the remaining 3% of assets, the interest rate risk from contracts that carry interest rate exposure is managed through an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets. At December 31, 2001, the Company held fixed maturity investments in its general account that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate annuities, fixed supplementary contracts, the fixed investment option offered in its variable life insurance contracts, and in support of the Company's target solvency capital. The Company has a conservative investment philosophy with regard to these investments. All investments are investment grade corporate securities, government agency or U.S. government securities. The Company's deferred annuity products offer a fixed option which subjects the Company to interest rate risk. The fixed option guarantees a fixed rate of interest for a period of time selected by the contractowner. Guarantee period options available range from one to ten years. Withdrawal of funds, or transfer of funds to variable investment options, before the end of the guarantee period subjects the contractowner to a market value adjustment ("MVA"). In the event of rising interest rates, which make the fixed maturity securities underlying the guarantee less valuable, the MVA could be negative. In the event of declining interest rates, which make the fixed maturity securities underlying the guarantee more valuable, the MVA could be positive. The resulting increase or decrease in the value of the fixed option, from calculation of the MVA, should substantially offset the increase or decrease in the market value of the securities underlying the guarantee. The Company maintains strict asset/liability matching to enable this offset. However, the Company still takes on the default risk for the underlying securities, the interest rate risk of reinvestment of interest payments and the risk of failing to maintain the asset/liability matching program with respect to duration and convexity. Liabilities held in the Company's guaranteed separate account as of December 31, 2001 totaled $1,092,944,000. Fixed income investments supporting those liabilities had a fair value of $1,092,944,000. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 2001. The analysis showed that an immediate decrease of 100 basis points in interest rates would result in a net increase in liabilities and the corresponding assets of approximately $37,300,000 and $41,500,000, respectively. An analysis of a 100 basis point decline in interest rates at December 31, 2000 showed a net increase in interest-sensitive liabilities and the corresponding assets of approximately $39,800,000 and $39,900,000, respectively. Equity Market Exposure ---------------------- The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold by the Company. Various fees and charges earned are substantially derived as a percentage of the market value of assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of applicable surrender charge revenues, partially offset by transfers to the fixed option discussed above. A 10% decline in the market value of the assets under management at December 31, 2001, sustained throughout 2002, would result in an approximate drop in related annual fee income of $49,727,000. This result was not materially different than the result obtained from the analysis performed as of December 31, 2000. Another equity market risk exposure of the Company relates to the guaranteed minimum death benefit liability. Declines in equity markets and, correspondingly, the performance of the mutual funds underlying the Company's products, increase the guaranteed minimum death benefit liabilities. As discussed in Note 2E of the consolidated financial statements, the Company uses derivative instruments to hedge against the risk of significant decreases in equity markets. Prior to the implementation of this program, the Company used reinsurance to mitigate this risk. The Company has a small portfolio of equity investments consisting of mutual funds, which are held in support of a deferred compensation program. In the event of a decline in market values of underlying securities, the value of the portfolio would decline; however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount. Estimates of interest rate risk and equity price risk were obtained using computer models that take into consideration various assumptions about the future. Given the uncertainty of future interest rate movements, volatility in the equity markets and consumer behavior, actual results may vary from those predicted by the Company's models. AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION Report of Independent Auditors To the Board of Directors and Shareholder of American Skandia Life Assurance Corporation Shelton, Connecticut We have audited the consolidated statements of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States. As discussed in Note 2, the Company adopted Financial Accounting Standards (FAS) No. 133, Accounting for Derivative Instruments and Hedging Activities. /s/ Ernst & Young LLP ------------------------------------ Hartford, Connecticut February 2, 2002 AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Consolidated Statements of Financial Condition (table in thousands) As of December 31, 2001 2000 ---- ---- ASSETS ------ Investments: Fixed maturities - at fair value $ 362,831 $ 285,708 Equity securities - at fair value 45,083 20,402 Derivative instruments 5,525 3,015 Policy loans 6,559 3,746 --------------- --------------- Total investments 419,998 312,871 Cash and cash equivalents 32,231 76,499 Accrued investment income 4,737 5,209 Deferred acquisition costs 1,383,281 1,398,192 Reinsurance receivable 5,863 3,642 Receivable from affiliates 3,283 3,327 Income tax receivable 30,537 34,620 State insurance licenses 3,963 4,113 Fixed assets 20,734 10,737 Other assets 96,967 96,403 Separate account assets 26,038,549 29,757,092 --------------- --------------- Total assets $ 28,040,143 $ 31,702,705 =============== =============== LIABILITIES AND SHAREHOLDER'S EQUITY ------------------------------------ Liabilities: Reserves for future insurance policy and contract benefits $ 89,740 $ 135,545 Drafts outstanding 64,438 63,758 Accounts payable and accrued expenses 160,261 137,040 Deferred income taxes 54,980 8,949 Payable to affiliates 103,452 - Future fees payable to American Skandia, Inc. ("ASI") 797,055 934,410 Short-term borrowing 10,000 10,000 Surplus notes 144,000 159,000 Separate account liabilities 26,038,549 29,757,092 --------------- --------------- Total Liabilities 27,462,475 31,205,794 --------------- --------------- Shareholder's equity: Common stock, $100 par value, 25,000 shares authorized, issued and outstanding 2,500 2,500 Additional paid-in capital 335,329 287,329 Retained earnings 239,078 205,979 Accumulated other comprehensive income 761 1,103 --------------- --------------- Total Shareholder's equity 577,668 496,911 --------------- --------------- Total liabilities and shareholder's equity $ 28,040,143 $ 31,702,705 =============== =============== See notes to consolidated financial statements. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Consolidated Statements of Income (tables in thousands) For the Year Ended December 31, 2001 2000 1999 ---- ---- ---- REVENUES -------- Annuity and life insurance charges and fees $ 378,693 $ 424,578 $ 289,989 Fee income 111,196 130,610 83,243 Net investment income 20,126 11,656 10,441 Premium income 1,218 3,118 1,278 Net realized capital gains (losses) 928 (688) 578 Other 1,222 2,348 1,832 ------------ ------------ ------------ Total revenues 513,383 571,622 387,361 ------------ ------------ ------------ EXPENSES -------- Benefits: Annuity and life insurance benefits 1,955 751 612 Change in annuity and life insurance policy reserves (39,898) 45,018 3,078 Cost of minimum death benefit reinsurance - - 2,945 Return credited to contractowners 16,833 9,046 (1,639) ------------ ------------ ------------- (21,110) 54,815 4,996 Other: Underwriting, acquisition and other insurance expenses 420,802 335,213 206,350 Interest expense 73,424 85,998 69,502 ------------ ------------ ------------ 494,226 421,211 275,852 ------------ ------------ ------------ Total benefits and expenses 473,116 476,026 280,848 ------------ ------------ ------------ Income from operations before income tax 40,267 95,596 106,513 Income tax expense 7,168 30,779 30,344 ------------ ------------ ------------ Net income $ 33,099 $ 64,817 $ 76,169 ============ ============ ============ See notes to consolidated financial statements. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Consolidated Statements of Shareholder's Equity (table in thousands) For the Year Ended December 31, 2001 2000 1999 ---- ---- ---- Common stock: Beginning balance $ 2,500 $ 2,500 $ 2,000 Increase in par value - - 500 ----------- ----------- ----------- Ending balance 2,500 2,500 2,500 ----------- ----------- ----------- Additional paid in capital: Beginning balance 287,329 215,879 179,889 Transferred to common stock - - (500) Additional contributions 48,000 71,450 36,490 ----------- ----------- ----------- Ending balance 335,329 287,329 215,879 ----------- ----------- ----------- Retained earnings: Beginning balance 205,979 141,162 64,993 Net income 33,099 64,817 76,169 ----------- ----------- ----------- Ending balance 239,078 205,979 141,162 ----------- ----------- ----------- Accumulated other comprehensive income (loss): Beginning balance 1,103 (107) 3,535 Other comprehensive income (342) 1,210 (3,642) ------------ ----------- ------------ Ending balance 761 1,103 (107) ----------- ----------- ------------ Total shareholder's equity $ 577,668 $ 496,911 $ 359,434 =========== =========== =========== See notes to consolidated financial statements. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Consolidated Statements of Cash Flows (table in thousands) For the Year Ended December 31, 2001 2000 1999 ---- ---- ---- Cash flow from operating activities: Net income $ 33,099 $ 64,817 $ 76,169 Adjustments to reconcile net income to net cash provided by (used in) operating activities: Amortization and depreciation 1,833 7,565 1,495 Deferred tax expense 46,215 60,023 (10,903) (Decrease) increase in policy reserves (34,679) 50,892 4,367 Increase (decrease) in payable to affiliates, net 103,496 (72,063) 69,897 Change in income tax receivable 4,083 (58,888) 17,611 Increase in other assets (564) (59,987) (32,954) Decrease in accrued investment income 472 (1,155) (1,174) (Increase) decrease in reinsurance receivable (2,221) 420 129 Net decrease (increase) in deferred acquisition costs 14,911 (310,487) (366,198) Increase (decrease) in accounts payable and accrued expenses 23,221 (21,550) 66,763 Increase in drafts outstanding 680 12,699 22,118 Investment losses (gains) on derivatives 2,902 (3,435) 3,749 Net realized capital (gains) losses on investments (928) 688 (578) ----------------------- ------------ Net cash provided by (used in) operating activities 192,520 (330,461) (149,509) ----------- ------------------------ Cash flow from investing activities: Purchase of fixed maturity investments (462,820) (380,737) (99,250) Proceeds from sale and maturity of fixed maturity investments 390,816 303,736 36,226 Purchase of derivatives (66,487) (6,722) (4,974) Proceeds from exercise of derivative instruments 61,075 - - Purchase of shares in equity securities (55,430) (18,136) (17,703) Proceeds from sale of shares in equity securities 25,228 8,345 14,657 Purchase of fixed assets (10,773) (7,348) (3,178) Increase in policy loans (2,813) (2,476) (701) ------------------------------------ Net cash used in investing activities (121,204) (103,338) (74,923) ------------------------------------ Cash flow from financing activities: Capital contribution from parent 48,000 71,450 36,490 Repayment of surplus notes (15,000) (20,000) (14,000) (Decrease) increase in future fees payable to ASI, net (137,355) 358,376 207,056 Net (withdrawals) deposits (from) to contractowner accounts (11,126) 11,361 5,872 ----------------------------------- Net cash (used in) provided by financing activities (115,481) 421,187 235,418 ----------------------- ----------- Net (decrease) increase in cash and cash equivalents (44,165) (12,612) 10,986 Cash and cash equivalents at beginning of period 76,499 89,212 77,525 Change in foreign currency translation, net (103) (101) 701 ----------------------------------- Cash and cash equivalents at end of period $ 32,231 $ 76,499 $ 89,212 =========== =========== =========== Income taxes (received) paid $ (43,130)$ 29,644 $ 23,637 ======================= =========== Interest paid $ 43,843 $ 85,551 $ 69,697 =========== ========== =========== See notes to consolidated financial statements. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements December 31, 2001 1. ORGANIZATION AND OPERATION American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia, Inc. ("ASI") whose ultimate parent is Skandia Insurance Company Ltd., ("SICL") a Swedish Corporation. The Company develops long-term savings and retirement products which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated ("ASM"). The Company currently issues variable and term life insurance and variable, fixed, market value adjusted deferred and immediate annuities for individuals, groups and qualified pension plans. The Company has announced its intention to focus on its core variable annuity business by exiting the qualified pension plan market and limiting its variable life insurance offerings to single premium products, as well as term life. The Company does not expect to incur any significant costs to exit these businesses. The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida"), which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholder's equity of approximately $4,179,000 and $4,402,000 as of December 31, 2001, and 2000, respectively. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of approximately $2,619,000, $2,540,000 and $2,523,000 in 2001, 2000 and 1999, respectively. 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES A. Basis of Reporting ------------------ The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP"). Intercompany transactions and balances between the Company and Skandia Vida have been eliminated in consolidation. Certain reclassifications have been made to prior year amounts to conform with current year presentation. B. New Accounting Standard ----------------------- Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS 137 and SFAS 138 (collectively "SFAS 133"). Derivative instruments held by the Company consist of equity option contracts utilized to manage the economic risks associated with the guaranteed minimum death benefits ("GMDB"). These derivative instruments are carried at fair value. Realized and unrealized gains and losses are reported in the Consolidated Statement of Income, consistent with the item being hedged, as a component of return credited to contractowners. The adoption of SFAS No. 133 did not have a material effect on the Company's financial statements. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Effective April 1, 2001, the Company adopted the Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Under the consensus, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other than temporary decline in value. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. The adoption of EITF Issue 99-20 did not have a significant effect on the Company's financial statements. C. Future Accounting Standard -------------------------- In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards. No. 142 "Accounting for Goodwill and Intangible Assets." ("SFAS 142"). Under the new standard, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the new standard. Other intangible assets will continue to be amortized over their useful lives. The Company will apply the new rules on the accounting for goodwill and other intangible assets beginning in the first quarter of 2002. The Company is still assessing the impact of the new standard, however, the adoption of SFAS 142 is not expected to have a significant impact on the Company's financial statements. D. Investments ----------- The Company has classified its fixed maturity investments as available-for-sale and, as such, they are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income. The Company has classified its mutual fund investments held in support of a deferred compensation plan (see Note 13) as available-for-sale. Such investments are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income. Policy loans are carried at their unpaid principal balances. Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues. E. Derivative Instruments ---------------------- The Company uses derivative instruments which consist of equity option contracts for risk management purposes, and not for trading or speculation. The Company economically hedges the GMDB exposure associated with market value fluctuations. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Based on criteria described in SFAS 133, the Company's hedges do not qualify as "effective" hedges and, therefore, hedge accounting may not be applied. Accordingly, the derivative investments are carried at fair value with changes in unrealized gains and losses being recorded in income. As such, both realized and unrealized gains and losses are reported in the Consolidated Statements of Income, consistent with the item being hedged, as a component of return credited to contractowners. F. Cash Equivalents ---------------- The Company considers all highly liquid time deposits, commercial paper and money market mutual funds purchased with a maturity at date of acquisition of three months or less to be cash equivalents. G. Fair Values of Financial Instruments ------------------------------------ The methods and assumptions used to determine the fair value of financial instruments are as follows: Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service. Fair values of equity securities are based on quoted market prices. The fair value of derivative instruments is determined based on the current value of the underlying index. The carrying value of cash and cash equivalents (cost) approximates fair value due to the short-term nature of these investments. The carrying value of short-term borrowings (cost) approximates fair value due to the short-term nature of these liabilities. Fair values of certain financial instruments, such as future fees payable to ASI and surplus notes are not readily determinable and are excluded from fair value disclosure requirements. H. State Insurance Licenses ------------------------ Licenses to do business in all states have been capitalized and reflected at the purchase price of $6,000,000 less accumulated amortization. The cost of the licenses is being amortized on a straight-line basis over 40 years. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) I. Software Capitalization ----------------------- The Company capitalizes certain costs associated with internal use software in accordance with the American Institute of Certified Public Accountants Statement of Position 98-1, "Accounting for the Costs of Software Developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98-1, which was adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed all internal use software related costs as incurred. Details of the capitalized software costs, which are included in fixed assets, and related amortization for the years ended December 31, are as follows: (table in thousands) 2001 2000 1999 ---- ---- ---- Balance at beginning of year $ 7,212 $ 2,920 $ - Software costs capitalized during the year 5,210 4,804 3,035 Software costs amortized during the year (2,660) (512) (115) ----------- ----------- ----------- Balance at end of year $ 9,762 $ 7,212 $ 2,920 =========== =========== =========== Capitalized software costs are amortized on a straight-line basis over three years. J. Income Taxes ------------ The Company is included in the consolidated federal income tax return filed by Skandia U.S. Inc. and its U.S. subsidiaries. In accordance with the tax sharing agreement, the federal income tax provision is computed on a separate return basis as adjusted for consolidated items. Pursuant to the terms of this agreement, the Company has the right to recover the value of losses utilized by the consolidated group in the year of utilization. To the extent the Company generates income in future years, the Company is entitled to offset future taxes on that income through the application of its loss carryforward generated in the current year. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. K. Recognition of Revenue and Contract Benefits -------------------------------------------- Revenues for variable deferred annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities. Fee income from mutual fund organizations is realized based on assets under management. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Revenues for variable immediate annuity and supplementary contracts with and without life contingencies consist of certain charges against contractowner account values including mortality and expense risks and administration fees. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in the separate account liabilities. Revenues for market value adjusted fixed annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which are included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account reserve for future contractowner benefits to the extent in excess of the separate account assets. Revenues for fixed immediate annuity and fixed supplementary contracts without life contingencies consist of net investment income. Revenues for fixed immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.25% to 8.25% at December 31, 2001 and 2000. Revenues for variable life insurance contracts consist of charges against contractowner account values for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities. L. Deferred Acquisition Costs -------------------------- The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred, net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Details of the deferred acquisition costs and related amortization for the years ended December 31, are as follows: (in thousands) 2001 2000 1999 ---- ---- ---- Balance at beginning of year $ 1,398,192 $ 1,087,705 $ 721,507 Acquisition costs deferred during the year 209,136 495,103 450,059 Acquisition costs amortized during the year (224,047) (184,616) (83,861) ------------- ------------- ------------- Balance at end of year $ 1,383,281 $ 1,398,192 $ 1,087,705 ============ ============ ============ M. Reinsurance ----------- The Company cedes reinsurance under modified co-insurance arrangements. These reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. The reinsurance is effected under quota share contracts. The Company reinsured its exposure to market fluctuations associated with its GMDB liability in the first half of 1999. Under this reinsurance agreement, the Company ceded premiums of approximately $2,945,000; received claim reimbursements of approximately $242,000; and, recorded a decrease in ceded reserves of approximately $2,763,000 in 1999. At December 31, 2001 and 2000, in accordance with the provisions of modified coinsurance agreements, the Company accrued approximately $7,733,000 and $4,339,000, respectively, for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business. N. Translation of Foreign Currency ------------------------------- The financial position and results of operations of Skandia Vida are measured using local currency as the functional currency. Assets and liabilities are translated at the exchange rate in effect at each year-end. Statements of income and changes in shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income. O. Separate Accounts ----------------- Assets and liabilities in Separate Accounts are included as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds, short-term securities and cash and cash equivalents, all of which are carried at fair value. The investments are managed predominately through the Company's investment advisory affiliate, AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) American Skandia Investment Services, Inc. ("ASISI"), utilizing various fund managers as sub-advisors. The remaining investments are managed by independent investment firms. The contractowner has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractowner. Fixed options with minimum guaranteed interest rates are also available. The Company bears the credit risk associated with the investments that support these fixed options. Included in Separate Account liabilities are reserves of approximately $1,092,944,000 and $1,059,987,000 at December 31, 2001 and 2000, respectively, relating to annuity contracts for which the contractowner is guaranteed a fixed rate of return. Separate Account assets of approximately $1,092,944,000 and $1,059,987,000 at December 31, 2001 and 2000, respectively, consisting of long term bonds, short-term securities, transfers due from the general account and cash and cash equivalents are held in support of these annuity obligations, pursuant to state regulation. P. Estimates --------- The preparation of financial statements in conformity with U.S. GAAP requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates. 3. COMPREHENSIVE INCOME The components of comprehensive income, net of tax, for the years ended December 31 were as follows: (table in thousands) 2001 2000 1999 ---- ---- ---- Net income $ 33,099 $ 64,817 $ 76,169 Other comprehensive income: Unrealized investment losses on available sale securities (448) (1,681) (3,438) Reclassification adjustment for realized losses (gains) included in investment income 173 2,957 (660) --------- --------- ---------- Net unrealized gains (losses) on securities (275) 1,276 (4,098) Foreign currency translation (67) (66) 456 ---------- ---------- --------- Other comprehensive (loss) income (342) 1,210 (3,642) ---------- --------- ---------- Comprehensive income $ 32,757 $ 66,027 $ 72,527 ========= ========= ========= AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 3. COMPREHENSIVE INCOME (continued) Other comprehensive (loss) income is shown net of tax (benefit) expense of approximately ($184) thousand, $651 thousand and ($1,961) thousand for 2001, 2000 and 1999 respectively. The components of accumulated other comprehensive income, net of tax, as of December 31 were as follows: (table in thousands) 2001 2000 ---- ---- Unrealized investment gains $ 746 $ 1,021 Foreign currency translation 15 82 ------ -------- Accumulated other comprehensive income $ 761 $ 1,103 ====== ======== 4. INVESTMENTS The amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturities and investments in equity securities as of December 31, 2001 and 2000 are shown below. All securities held at December 31, 2001 and 2000 were publicly traded. Investments in fixed maturities as of December 31, 2001 consisted of the following: Gross Gross Amortized Unrealized Unrealized Estimated (table in thousands) Cost Gains Losses Fair Value ---- ----- ------ ---------- U.S. Government obligations $198,136 $2,869 $(413) $200,592 Obligations of state and political subdivisions 252 8 - 260 Corporate securities 158,494 4,051 (566) 161,979 ------- ----- ----- ------- Totals $356,882 $6,928 $(979) $362,831 ======== ====== ====== ======== The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 2001 are shown below. Actual maturities may differ from contractual maturities due to call or prepayment provisions. Amortized (table in thousands) Cost Fair Value ---- ---------- Due in one year or less $ 14,755 $ 14,784 Due after one through five years 232,199 235,845 Due after five through ten years 92,984 94,289 Due after ten years 16,944 17,913 ----------- ----------- Total $ 356,882 $ 362,831 =========== =========== AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 4. INVESTMENTS (continued) Investments in fixed maturities as of December 31, 2000 consisted of the following: Gross Gross Amortized Unrealized Unrealized Estimated (table in thousands) Cost Gains Losses Fair Value ---- ----- ------ ---------- U.S. Government obligations $ 206,041 $ 4,445 $ (11) $ 210,475 Foreign government obligations 2,791 195 - 2,986 Obligations of state and political subdivisions 253 1 - 254 Corporate securities 72,237 1,565 (1,809) 71,993 ------------ ------------ ------------- ------------ Totals $ 281,322 $ 6,206 $ (1,820) $ 285,708 ============ ============ ============= ============ Proceeds from sales of fixed maturities during 2001, 2000 and 1999 and were approximately $386,816,000, $302,632,000 and $32,196,000, respectively. Proceeds from maturities during 2001, 2000 and 1999 were approximately $4,000,000, $1,104,000 and $4,030,000, respectively. The cost, gross unrealized gains/losses and fair value of investments in equity securities at December 31are shown below: (table in thousands) Gross Gross Unrealized Unrealized Fair Cost Gains Losses Value ---- ----- ------ ----- 2001 $ 49,886 $ 122 $(4,925) $45,083 2000 $ 23,218 $ 372 $(3,188) $20,402 Net realized investment gains (losses) were as follows for the years ended December 31: (table in thousands) 2001 2000 1999 ---- ---- ---- Fixed maturities: Gross gains $ 7,597 $ 1,002 $ 253 Gross losses (4,387) (3,450) (228) Investment in equity securities: Gross gains 1,910 1,913 990 Gross losses (4,192) (153) (437) --------- --------- --------- Totals $ 928 $ (688) $ 578 ======== ========= ======== AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 5. NET INVESTMENT INCOME The sources of net investment income for the years ended December 31 were as follows: (table in thousands) 2001 2000 1999 ---- ---- ---- Fixed maturities $ 18,788 $ 13,502 $ 9,461 Cash and cash equivalents 773 5,154 2,159 Investment in equity securities 622 99 32 Policy loans 244 97 31 Derivative instruments - (6,939) (1,036) ---------- ----------- ----------- Total investment income 20,427 11,913 10,647 Investment expenses (301) (257) (206) ----------- ----------- ----------- Net investment income $ 20,126 $ 11,656 $ 10,441 ========== ============ ========= 6. INCOME TAXES The significant components of income tax expense for the years ended December 31 were as follows: (table in thousands) 2001 2000 1999 ---- ---- ---- Current tax (benefit) expense $ (39,047) $ (29,244) $ 41,248 Deferred tax expense (benefit) 46,215 60,023 (10,904) ----------- ----------- ------------ Total income tax expense $ 7,168 $ 30,779 $ 30,344 =========== =========== =========== Deferred tax assets (liabilities) include the following at December 31: (table in thousands) 2001 2000 ---- ---- Deferred tax assets: GAAP to tax reserve differences $ 241,503 $ 382,826 Future fees payable to ASI 63,240 - Deferred compensation 20,520 17,869 Net operating loss carryforward 14,372 - Surplus notes interest 9,040 5,536 AMT credit carryforward 5,451 - Other 1,114 907 ----------- ----------- Total deferred tax assets 355,240 407,138 ----------- ----------- Deferred tax liabilities: Deferred acquisition costs (404,758) (411,417) Internal use software (3,417) (2,524) Policy fees (1,634) (1,551) Net unrealized gains (411) (595) Total deferred tax liabilities (410,220) (416,087) ------------ ------------ Net deferred tax asset (liability) $ (54,980) $ (8,949) ============ ============ AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 6. INCOME TAXES (continued) The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows: (table in thousands) 2001 2000 1999 ---- ---- ---- Income (loss) before taxes Domestic $ 42,886 $ 98,136 $ 109,036 Foreign (2,619) (2,540) (2,523) ----------- ----------- ----------- Total 40,267 95,596 106,513 Income tax rate 35% 35% 35% ----------- ----------- ----------- Tax expense at federal statutory income tax rate 14,094 33,459 37,280 Tax effect of: Dividend received deduction (8,400) (7,350) (9,572) Losses of foreign subsidiary 917 889 883 Meals and entertainment 603 841 664 State income taxes (62) (524) 1,071 Other 16 3,464 18 ---------- ---------- ---------- Income tax expense $ 7,168 $ 30,779 $ 30,344 ========== ========== ========== The Company's net operating loss carryforwards, totaling approximately $41,063,000 at December 31, 2001, will expire in 2016. 7. COST ALLOCATION AGREEMENTS WITH AFFILIATES Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company. The Company has also charged operating costs to several of its affiliates. The total cost to the Company for these items was approximately $6,179,000, $13,974,000 and $11,136,000 in 2001, 2000 and 1999, respectively. Income received for these items was approximately $13,166,000, $11,186,000 and $3,919,000 in 2001, 2000 and 1999, respectively. Beginning in 1999, the Company was reimbursed by ASM for certain distribution related costs associated with the sales of business through an investment firm where ASM serves as an introducing broker dealer. Under this agreement, the expenses reimbursed were approximately $6,391,000, $5,842,000 and $1,441,000 in 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, amounts receivable under this agreement were approximately $639,000 and $492,000, respectively. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 8. FUTURE FEES PAYABLE TO ASI In a series of transactions with ASI, the Company transferred certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the transfers have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not transfer the right to receive future fees and charges after the expiration of the surrender charge period. In connection with these transactions, ASI, through special purpose trusts, issued collateralized notes in private placements, which are secured by the rights to receive future fees and charges purchased from the Company. Under the terms of the Purchase Agreements, the rights transferred provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). Payments, representing fees and charges in the aggregate amount, of approximately $207,731,000, $219,454,000 and $131,420,000 were made by the Company to ASI in 2001, 2000 and 1999, respectively. Related interest expense of approximately $59,873,000, $70,667,000 and $52,840,000 has been included in the statement of income for 2001, 2000 and1999, respectively. The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to ASI under the Purchase Agreement subject to certain terms and conditions. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 8. FUTURE FEES PAYABLE TO ASI (continued) The present values of the transactions as of the respective effective date were as follows: Closing Effective Contract Issue Discount Present Transaction Date Date Period Rate Value ----------- ---- ---- ------ ---- ----- 1996-1 12/17/96 9/1/96 1/1/94 - 6/30/96 7.5% $50,221 1997-1 7/23/97 6/1/97 3/1/96 - 4/30/97 7.5% 58,767 1997-2 12/30/97 12/1/97 5/1/95 - 12/31/96 7.5% 77,552 1997-3 12/30/97 12/1/97 5/1/96 - 10/31/97 7.5% 58,193 1998-1 6/30/98 6/1/98 1/1/97 - 5/31/98 7.5% 61,180 1998-2 11/10/98 10/1/98 5/1/97 - 8/31/98 7.0% 68,573 1998-3 12/30/98 12/1/98 7/1/96 - 10/31/98 7.0% 40,128 1999-1 6/23/99 6/1/99 4/1/94 - 4/30/99 7.5% 120,632 1999-2 12/14/99 10/1/99 11/1/98 - 7/31/99 7.5% 145,078 2000-1 3/22/00 2/1/00 8/1/99 - 1/31/00 7.5% 169,459 2000-2 7/18/00 6/1/00 2/1/00 - 4/30/00 7.25% 92,399 2000-3 12/28/00 12/1/00 5/1/00 - 10/31/00 7.25% 107,291 2000-4 12/28/00 12/1/00 1/1/98 - 10/31/00 7.25% 107,139 Expected payments of future fees payable to ASI as of December 31, 2001 are as follows: (table in thousands) Year Amount ---- ------ 2002 $ 175,357 2003 171,345 2004 156,842 2005 132,702 2006 102,188 2007 50,821 2008 7,800 ----------- Total $797,055 ======== AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 9. LEASES The Company leases office space under a lease agreement established in 1989 with ASIST. The Company entered into a lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for 2001, 2000 and 1999 was approximately $8,404,000, $6,593,000 and $5,003,000, respectively. Future minimum lease payments per year and in aggregate as of December 31, 2001 are as follows: (table in thousands) 2002 $ 7,913 2003 8,087 2004 8,570 2005 8,609 2006 8,698 2007 and thereafter 41,711 --------- Total $ 83,588 ========= 10. RESTRICTED ASSETS To comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to approximately $4,822,000 and $4,636,000 as of December 31, 2001 and 2000, respectively. These deposits are required to be maintained for the protection of contractowners within the individual states. 11. RETAINED EARNINGS AND DIVIDEND RESTRICTIONS Statutory basis shareholder's equity was approximately $226,780,000 and $342,804,000 at December 31, 2001 and 2000, respectively. The Company incurred statutory basis net losses for 2001 of approximately $121,957,000 due primarily to significant declines in the equity markets during the year as well as increased levels of operating expenses relative to revenues. Statutory basis net income for 2000 was $11,550,000, as compared to losses of $17,672,000 in 1999. Under various state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance department is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 2001, no amounts may be distributed without prior approval. On November 8, 1999, the Board of Directors authorized the Company to increase the par value of its capital stock from $80 per share to $100 per share in order to comply with minimum capital levels as required by the California Department of Insurance. This transaction resulted in a corresponding decrease in paid in and contributed surplus of $500,000 and had no effect on capital and surplus. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 12. STATUTORY ACCOUNTING PRACTICES The Company prepares its statutory basis financial statements in accordance with accounting practices prescribed by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. The NAIC adopted the Codification of Statutory Accounting Principles (Codification) in March 1998. The effective date for codification was January 1, 2001. The Company's state of domicile, Connecticut, has adopted codification and the Company has made the necessary changes in its statutory accounting and reporting required for implementation. The overall impact of adopting codification was a one-time, cumulative change in accounting benefit recorded directly in statutory surplus of approximately $12,047,000. In addition, during 2001, based on a recommendation from the State of Connecticut Insurance Department, the Company changed its statutory method of accounting for its liability associated with securitized variable annuity fees. Under the new method of accounting, the liability for securitized fees is established consistent with the method of accounting for the liability associated with variable annuity fees ceded under reinsurance contracts. This equates to the statutory liability at any valuation date being equal to the Commissioners Annuity Reserve Valuation Method (CARVM) offset related to the securitized contracts. The impact of this change in accounting, representing the difference in the liability calculated under the old method versus the new method as of January 1, 2001, was reported as a cumulative effect of change in accounting benefit recorded directly in statutory surplus of approximately $20,215,000. 13. EMPLOYEE BENEFITS The Company has a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Company contributions to this plan on behalf of the participants were approximately $2,738,000, $3,734,000 and $3,164,000 in 2001, 2000 and 1999, respectively. The Company has a deferred compensation plan, which is available to the field marketing staff and certain other employees. Company contributions to this plan on behalf of the participants were approximately $345,000, $399,000 and $193,000 in 2001, 2000 and 1999, respectively. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 13. EMPLOYEE BENEFITS (continued) The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. The Company and certain affiliates also have a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was approximately $13,645,000 and $31,632,000 as of December 31, 2001 and 2000, respectively. Payments under these programs were approximately $8,377,000, $13,542,000, and $4,079,000 in 2001, 2000 and 1999, respectively. 14. REINSURANCE The Company cedes insurance to other insurers in order to limit its risk exposure. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers. The effect of reinsurance for the 2001, 2000 and 1999 was as follows: (table in thousands) 2001 Gross Ceded Net ---- ----- ----- --- Annuity and life insurance charges and fees $ 430,913 $ (52,220) $ 378,693 Change in annuity and life insurance policy reserves $ (35,835) $ (4,063) $ (39,898) Return credited to contractowners $ 16,741 $ 92 $ 16,833 2000 ---- Annuity and life insurance charges and fees $ 477,802 $ (53,224) $ 424,578 Change in annuity and life insurance policy reserves $ 45,784 $ (766) $ 45,018 Return credited to contractowners $ 13,607 $ (4,561) $ 9,046 1999 ---- Annuity and life insurance charges and fees $ 326,670 $ (36,681) $ 289,989 Change in annuity and life insurance policy reserves $ 4,151 $ (1,073) $ 3,078 Return credited to contractowners $ (1,382) $ (257) $ (1,639) In December 2000, the Company entered into a modified coinsurance agreement with SICL covering certain contracts issued since January 1996. The impact of this treaty to the Company was a pre tax loss of approximately $4,917,000 in 2001 and pre tax income of approximately $7,067,453 in 2000. At December 31, 2001 and 2000, approximately $12,983,000 and $6,109,000, respectively, was payable to SICL under this agreement. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 15. SURPLUS NOTES The Company has issued surplus notes to ASI in exchange for cash. Surplus notes outstanding as of December 31, 2001 and 2000, and interest expense for 2001, 2000 and 1999 were as follows: Liability as of (table in thousands) December 31, Interest Expense Interest For the Years Note Issue Date Rate 2001 2000 2001 2000 1999 ---------------------- --------- ---------- ---------- --------- --------- --------- ---------------------- --------- ---------- ---------------------- ---------------------- February 18, 1994 7.28% - - - 732 738 ---------------------- March 28, 1994 7.90% - - - 794 801 ---------------------- September 30, 1994 9.13% - 15,000 1,282 1,392 1,389 ---------------------- December 28, 1994 9.78% - - - - 1,308 ---------------------- December 19, 1995 7.52% 10,000 10,000 763 765 762 ---------------------- December 20, 1995 7.49% 15,000 15,000 1,139 1,142 1,139 ---------------------- December 22, 1995 7.47% 9,000 9,000 682 684 682 ---------------------- June 28, 1996 8.41% 40,000 40,000 3,411 3,420 3,411 ---------------------- December 30, 1996 8.03% 70,000 70,000 5,699 5,715 5,698 ---------- ---------- --------- --------- --------- ---------- ---------- --------- --------- --------- ---------------------- ---------------------- Total $144,000 $159,000 $12,976 $14,644 $15,928 ========== ========== ========= ========= ========= On December 3, 2001, a surplus note, dated September 30, 1994, for $15,000,000 was repaid. On December 27, 2000, surplus notes for $10,000,000, dated February 18, 1994, and $10,000,000, dated March 28, 1994, were repaid. On December 10, 1999, a surplus note, dated December 28, 1994, for $14,000,000 was repaid. All surplus notes mature seven years from the issue date. Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 2001 and 2000, approximately $25,829,000 and $15,816,000, respectively, of accrued interest on surplus notes was not approved for payment under these criteria. 16. SHORT-TERM BORROWING The Company had a $10,000,000 short-term loan payable to ASI at December 31, 2001 and 2000 as part of a revolving loan agreement. The loan has an interest rate of 3.67% and matures on March 12, 2002. The total related interest expense to the Company was approximately $522,000, $687,000 and $585,000 in 2001, 2000 and 1999, respectively. Accrued interest payable was approximately $113,000 and $222,000 as of December 31, 2001 and 2000, respectively. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 17. CONTRACT WITHDRAWAL PROVISIONS Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractowners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years. 18. RESTRUCTURING CHARGES On March 22, 2001, and December 3, 2001, the Company announced separate plans to reduce expenses to better align its operating infrastructure with the current investment market environment. As part of the two plans, the Company's workforce was reduced by approximately 140 positions and 115 positions, respectively, affecting substantially all areas of the Company. Estimated pre-tax severance benefits of approximately $8,500,000 have been charged against 2001 operations related to these reductions. These charges have been reported in the Consolidated Statements of Income as a component of Underwriting, Acquisition and Other Insurance Expenses. As of December 31, 2001, the remaining restructuring liability, relating primarily to the December 3, 2001 plan, was approximately $4,104,000. 19. COMMITMENTS AND CONTINGENT LIABILITIES As of the date of this filing, the Company is not involved in any legal proceedings outside of the ordinary course of its business operations. The Company is involved in pending and threatened legal proceedings in the ordinary course of its business operations. While the outcome of these legal proceedings cannot be determined at this time, after consideration of the defenses available to the Company, applicable insurance coverage and any related reserves established, these legal proceedings are not expected to result in liability for amounts material to the financial condition of the Company, although they may adversely affect results of operations in future periods. 20. SEGMENT REPORTING In recent years, in order to complete the array of products offered by the Company and its affiliates to meet a wide variety of financial planning, the Company developed variable life insurance and qualified retirement plan annuity products. Assets under management and sales for products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information," and the Company does not anticipate that they will do so in the future due to a change in the Company's strategy. On March 15, 2002, the Company announced that it will no longer accept new business for the funding of qualified retirement plans, effective July 31, 2002 and will not accept applications for it's flexible premium variable insurance products that are signed after April 1, 2002 or received after April 15, 2002. The Company intends to continue to accept additional contributions to existing qualified plans, to service and accept additional premiums for its existing flexible premium variable insurance contracts, and to continue to offer and sell its single premium variable life insurance products. AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 21. QUARTERLY FINANCIAL DATA (UNAUDITED) The following table summarizes information with respect to the operations of the Company on a quarterly basis: (table in thousands) Three Months Ended ---------------------------------------------------------- 2001 March 31 June 30 Sept. 30 Dec. 31 -------- ------- -------- ------- Premiums and other insurance revenues $ 131,096 $ 128,665 $ 114,714 $ 117,854 Net investment income* 5,381 4,997 5,006 4,742 Net realized capital gains (losses) 1,902 373 376 (1,723) ------------ ------------ ------------ ------------- Total revenues 138,379 134,035 120,096 120,873 Benefits and expenses* 122,940 110,644 115,313 124,219 ------------ ------------ ------------ ------------ Pre-tax net income 15,439 23,391 4,783 (3,346) Income taxes 4,034 7,451 (480) (3,837) ------------ ------------ ------------- ------------- Net income $ 11,405 $ 15,940 $ 5,263 $ 491 ============ ============ ============ ============ * For the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, the Company had reported investment performance associated with its derivatives as net investment income. The above presentation reflects a reclassification of these amounts to benefits and expenses. (table in thousands) Three Months Ended ---------------------------------------------------------- 2000 March 31 June 30 Sept. 30 Dec. 31 -------- ------- -------- ------- Premiums and other insurance revenues $ 137,255 $ 139,317 $ 147,923 $ 136,159 Net investment income 2,876 3,628 4,186 966 Net realized capital gains (losses) 729 (1,436) (858) 877 ------------ ------------- ------------- ------------ Total revenues 140,860 141,509 151,251 138,002 Benefits and expenses 106,641 121,356 137,514 110,515 ------------ ------------ ------------ ------------ Pre-tax net income 34,219 20,153 13,737 27,487 Income taxes 10,038 5,225 3,167 12,349 ------------ ------------ ------------ ------------ Net income $ 24,181 $ 14,928 $ 10,570 $ 15,138 ============ ============ ============ ============ AMERICAN SKANDIA LIFE ASSURANCE CORPORATION (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) Notes to Consolidated Financial Statements (continued) 21. QUARTERLY FINANCIAL DATA (UNAUDITED) (continued) (table in thousands) Three Months Ended ---------------------------------------------------------- 1999 March 31 June 30 Sept. 30 Dec. 31 -------- ------- -------- ------- Premiums and other insurance revenues $ 78,509 $ 88,435 $ 97,955 $ 111,443 Net investment income 2,654 2,842 2,735 2,210 Net realized capital gains 295 25 206 52 Total revenues 81,458 91,302 100,896 113,705 Benefits and expenses 64,204 67,803 71,597 77,244 Pre-tax net income 17,254 23,499 29,299 36,461 Income taxes 3,844 7,142 7,898 11,460 Net income $ 13,410 $ 16,357 $ 21,401 $ 25,001 ============ ============ ============ ============ Appendix B - Condensed Financial Information About Separate Account B The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 2002 are shown below. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The Insurance Charge assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against such Sub-accounts under the Annuity offered pursuant to this Prospectus. Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Class 1 Sub-accounts of Separate Account B that commenced operations prior to January 1, 2002 and are being offered pursuant to this Prospectus or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00. Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ----------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST Strong International Equity 1 (1989) Unit Price $24.28 31.88 43.99 27.18 22.95 19.70 18.23 16.80 16.60 12.37 Number of Units 17,388,860 19,112,622 16,903,883 17,748,560 17,534,233 17,220,688 14,393,137 14,043,215 9,063,464 1,948,773 ------------------------------------------------------------------------------------------------------------------------------------------- AST Janus Overseas Growth (1997) Unit Price $13.54 17.96 24.16 13.41 11.70 - - - - - Number of Units 40,507,419 57,327,711 61,117,418 43,711,763 21,405,891 - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST American Century International Growth 2 (1997) Unit Price $12.85 17.92 21.66 13.30 11.35 - - - - - Number of Units 37,487,425 17,007,352 6,855,601 5,670,336 2,857,188 - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST DeAM International Equity 3 (1994) Unit Price $10.77 16.12 23.45 12.54 11.46 11.39 10.23 - - - Number of Units 13,627,264 16,245,805 8,818,599 9,207,623 9,988,104 9,922,698 2,601,283 - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST MFS Global Equity (1999) Unit Price $8.94 10.08 11.01 - - - - - - - Number of Units 5,806,567 2,803,013 116,756 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST PBHG Small-Cap Growth 4 (1994) Unit Price $19.84 21.51 42.08 17.64 17.28 16.54 13.97 10.69 - - Number of Units 23,048,821 25,535,093 32,134,969 15,003,001 14,662,728 12,282,211 6,076,373 2,575,105 - - ------------------------------------------------------------------------------------------------------------------------------------------- AST DeAM Small- Cap Growth 5 (1999) Unit Price $8.46 11.98 15.37 - - - - - - - Number of Units 60,703,791 63,621,279 53,349,003 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- AST Federated Aggressive Growth (2000) Unit Price $7.10 9.08 - - - - - - - - Number of Units 6,499,066 196,575 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST Goldman Sachs Small-Cap Value 6 (1998) Unit Price $15.12 13.95 10.57 9.85 - - - - - - Number of Units 26,220,860 15,193,053 6,597,544 4,081,870 - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Gabelli Small-Cap Value 7 (1997) Unit Price $14.08 13.35 11.11 11.20 12.70 - - - - - Number of Units 35,483,530 23,298,524 21,340,168 24,700,211 14,612,510 - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST Janus Mid-Cap Growth (2000) Unit Price $3.88 6.58 - - - - - - - - Number of Units 17,045,776 9,426,102 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Neuberger Berman Mid-Cap Growth 8 (1994) Unit Price $18.95 25.90 28.58 19.15 16.10 13.99 12.20 9.94 - - Number of Units 25,717,164 26,517,850 13,460,525 13,389,289 11,293,799 9,563,858 3,658,836 301,267 - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Neuberger Berman Mid-Cap Value 9 (1993) Unit Price $20.16 21.09 16.78 16.10 16.72 13.41 12.20 9.81 10.69 - Number of Units 47,298,313 44,558,699 37,864,586 16,410,121 11,745,440 9,062,152 8,642,186 7,177,232 5,390,887 - ------------------------------------------------------------------------------------------------------------------------------------------- AST Alger All-Cap Growth (2000) Unit Price $5.54 6.74 - - - - - - - - Number of Units 125,442,916 28,229,631 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST Gabelli All-Cap Value (2000) Unit Price $9.71 10.06 - - - - - - - - Number of Units 14,934,570 1,273,094 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST T. Rowe Price Natural Resources (1995) Unit Price $19.71 19.86 15.88 12.57 14.46 14.19 11.01 - - - Number of Units 6,565,088 6,520,983 6,201,327 5,697,453 7,550,076 6,061,852 808,605 - - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- AST Alliance Growth 10 (1996) Unit Price $14.61 17.38 20.44 15.48 12.33 10.89 - - - - Number of Units 29,478,257 25,796,792 17,059,819 19,009,242 18,736,994 4,324,161 - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST MFS Growth (1999) Unit Price $8.02 10.38 11.27 - - - - - - - Number of Units 117,716,242 7,515,486 409,467 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Marsico Capital Growth (1997) Unit Price $13.74 17.81 21.06 14.00 10.03 - - - - - Number of Units 85,895,802 94,627,691 78,684,943 40,757,449 714,309 - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST JanCap Growth (1992) Unit Price $27.71 41.14 60.44 39.54 23.83 18.79 14.85 10.91 11.59 10.51 Number of Units 84,116,221 99,250,773 94,850,623 80,631,598 62,486,302 46,779,164 28,662,737 22,354,170 13,603,637 1,476,139 ------------------------------------------------------------------------------------------------------------------------------------------- AST DeAM Large-Cap Value 11 (2000) Unit Price $9.15 9.82 - - - - - - - - Number of Units 4,575,558 586,058 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Alliance/Bernstein Growth + Value 12 (2001) Unit Price $9.63 - - - - - - - - - Number of Units 3,351,836 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Sanford Bernstein Core Value 12 (2001) Unit Price $10.04 - - - - - - - - - Number of Units 4,207,869 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Cohen & Steers Realty (1998) Unit Price $10.54 10.39 8.35 8.28 - - - - - - Number of Units 12,268,426 11,891,188 6,224,365 3,771,461 - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST Sanford Bernstein Managed Index 500 13 (1998) Unit Price $12.03 13.55 15.08 12.61 - - - - - - Number of Units 48,018,721 48,835,089 39,825,951 22,421,754 - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST American Century Income & Growth 14 (1997) Unit Price $12.86 14.24 16.19 13.35 12.06 - - - - - Number of Units 27,386,278 32,388,202 21,361,995 13,845,190 9,523,815 - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- AST Alliance Growth and Income 15 (1992) Unit Price $28.18 28.72 27.60 24.11 21.74 17.79 15.22 11.98 11.88 10.60 Number of Units 63,123,316 53,536,296 52,766,579 47,979,349 42,197,002 28,937,085 18,411,759 7,479,449 4,058,228 956,949 ------------------------------------------------------------------------------------------------------------------------------------------- AST MFS Growth with Income (1999) Unit Price $8.64 10.36 10.49 - - - - - - - Number of Units 11,896,688 6,937,627 741,323 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST INVESCO Equity Income (1994) Unit Price $19.84 22.01 21.31 19.34 17.31 14.23 12.33 9.61 - - Number of Units 48,595,962 50,171,495 46,660,160 40,994,187 33,420,274 23,592,226 13,883,712 6,633,333 - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST DeAM Global Allocation 16 (1993) Unit Price $17.39 19.98 21.19 17.78 15.98 13.70 12.49 10.34 10.47 - Number of Units 26,641,422 30,290,413 23,102,272 22,634,344 22,109,373 20,691,852 20,163,848 13,986,604 8,743,758 - ------------------------------------------------------------------------------------------------------------------------------------------- AST American Century Strategic Balanced (1997) Unit Price $13.50 14.23 14.90 13.37 11.18 - - - - - Number of Units 14,369,895 14,498,180 13,944,535 6,714,065 2,560,866 - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST T. Rowe Price Asset Allocation (1994) Unit Price $18.15 19.33 19.70 18.12 15.53 13.30 11.92 9.80 - - Number of Units 17,579,107 19,704,198 22,002,028 18,469,315 13,524,781 8,863,840 4,868,956 2,320,063 - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST T. Rowe Price Global Bond 17 (1994) Unit Price $10.62 10.49 10.69 11.82 10.45 10.98 10.51 9.59 - - Number of Units 9,668,062 11,219,503 12,533,037 12,007,692 12,089,872 8,667,712 4,186,695 1,562,364 - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST Federated High Yield (1994) Unit Price $12.64 12.80 14.38 14.30 14.13 12.62 11.27 9.56 - - Number of Units 39,130,467 36,914,825 41,588,401 40,170,144 29,663,242 15,460,522 6,915,158 2,106,791 - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Lord Abbett Bond-Debenture (2000) Unit Price $10.28 10.12 - - - - - - - - Number of Units 5,506,982 650,253 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- AST PIMCO Total Return Bond (1994) Unit Price $15.46 14.40 13.09 13.43 12.44 11.48 11.26 9.61 - - Number of Units 99,028,465 82,545,240 73,530,507 64,224,618 44,098,036 29,921,643 19,061,840 4,577,708 - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- AST PIMCO Limited Maturity Bond (1995) Unit Price $13.61 12.79 11.96 11.73 11.26 10.62 10.37 - - - Number of Units 42,410,807 31,046,956 32,560,943 28,863,932 25,008,310 18,894,375 15,058,644 - - - ------------------------------------------------------------------------------------------------------------------------------------------- AST Money Market (1992) Unit Price $13.24 12.94 12.38 12.00 11.57 11.16 10.77 10.35 10.12 10.01 Number of Units 184,612,059 172,493,206 187,609,708 75,855,442 66,869,998 42,435,169 30,564,442 27,491,389 11,422,783 457,872 ------------------------------------------------------------------------------------------------------------------------------------------ The Montgomery Variable Series - MV Emerging Markets (1996) Unit Price $6.50 7.09 10.06 6.19 10.05 10.25 - - - - Number of Units 14,095,135 12,899,472 12,060,036 10,534,383 10,371,104 2,360,940 - - - - -------------------------------------------------------------------------------------------------------------------------------------------- Wells Fargo Variable Trust - Equity Value (1998) Unit Price $8.83 9.56 9.17 9.53 - - - - - - Number of Units 3,705,869 4,442,888 2,826,839 1,148,849 - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Wells Fargo Variable Trust - Equity Income (1999) Unit Price $9.37 10.05 9.96 - - - - - - - Number of Units 1,019,937 502,986 136,006 - - - - - - - -------------------------------------------------------------------------------------------------------------------------------------------- Rydex Variable Trust- Nova (1999) $6.41 8.50 10.82 - - - - - - - Unit Price 3,990,618 14,799,352 5,474,129 - - - - - - - Number of Units ------------------------------------------------------------------------------------------------------------------------------------------- Rydex Variable Trust- Ursa (1999) $12.05 10.62 9.28 - - - - - - - Unit Price 351,487 2,269,599 1,803,669 - - - - - - - Number of Units ------------------------------------------------------------------------------------------------------------------------------------------- Rydex Variable Trust- OTC (1999) $6.65 10.40 17.07 - - - - - - - Unit Price 15,866,046 32,179,793 18,520,440 - - - - - - - Number of Units INVESCO VIF - Dynamics (1999) Unit Price $8.98 13.23 13.91 - - - - - - - Number of Units 13,391,660 11,409,827 2,022,585 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- INVESCO VIF - Technology (1999) Unit Price $6.66 12.48 16.52 - - - - - - - Number of Units 26,652,622 29,491,113 4,622,242 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- INVESCO VIF - Health Sciences (1999) Unit Price $12.58 14.59 11.34 - - - - - - - Number of Units 17,419,141 19,381,405 786,518 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- INVESCO VIF - Financial Services (1999) Unit Price $12.48 14.04 11.41 - - - - - - - Number of Units 11,612,048 14,091,636 759,104 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- INVESCO VIF - Telecommunications (1999) Unit Price $5.01 11.05 15.17 - - - - - - - Number of Units 13,553,158 17,856,118 4,184,526 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Evergreen VA - Global Leaders (1999) Unit Price $9.00 10.55 11.72 - - - - - - - Number of Units 1,520,376 887,758 23,101 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- Evergreen VA - Special Equity (1999) Unit Price $9.98 11.01 12.19 - - - - - - - Number of Units 2,540,062 1,731,145 152,342 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Evergreen VA - Omega (2000) Unit Price $6.71 7.98 - - - - - - - - Number of Units 2,585,848 1,637,475 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Europe 30 (1999) Unit Price $7.87 10.52 12.24 - - - - - - - Number of Units 5,711,763 2,327,562 273,963 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - UltraSmall-Cap 18 (1999) Unit Price $8.37 9.18 11.96 - - - - - - - Number of Units 10,010,482 3,258,574 813,904 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP -OTC 19 (2001) Unit Price $5.77 - - - - - - - - - Number of Units 11,681,189 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - UltraOTC (1999) Unit Price $1.91 6.19 23.58 - - - - - - - Number of Units 50,124,696 17,597,528 2,906,024 - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Bear 19 (2001) Unit Price $11.54 - - - - - - - - - Number of Units 3,059,897 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Bull Plus 19 (2001) Unit Price $7.47 - - - - - - - - - Number of Units 7,628,819 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Biotechnology 19 (2001) Unit Price $8.37 - - - - - - - - - Number of Units 5,093,235 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Energy 19 (2001) Unit Price $9.19 - - - - - - - - - Number of Units 2,299,149 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Financial 19 (2001) Unit Price $9.22 - - - - - - - - - Number of Units 2,154,106 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Healthcare 19 (2001) Unit Price $9.35 - - - - - - - - - Number of Units 3,489,097 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Real Estate 19 (2001) Unit Price $10.76 - - - - - - - - - Number of Units 3,592,834 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Technology 19 (2001) Unit Price $5.91 - - - - - - - - - Number of Units 2,524,295 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Telecommunications 19 (2001) Unit Price $7.10 - - - - - - - - - Number of Units 583,065 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Year Ended December 31, ------------------------------------------------------------------------------------------------------------------------------------------- 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 ------------------------------------------------------------------------------------------------------------------------------------------- ProFund VP - Utilities 19 (2001) Unit Price $8.12 - - - - - - - - - Number of Units 1,589,344 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- First Trust(R)10 Uncommon Values (2000) Unit Price $4.72 7.43 - - - - - - - - Number of Units 2,255,266 2,690,435 - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- Prudential - SP Jennison International Growth 20 (2001) Unit Price $7.39 - - - - - - - - - Number of Units 273,843 - - - - - - - - - ------------------------------------------------------------------------------------------------------------------------------------------- 1. Effective December 10, 2001, Strong Capital Management, Inc. became Sub-advisor of the Portfolio. Prior to December 10, 2001, A I M Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST AIM International Equity." Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio." 2. This Portfolio reflects the addition of the net assets of the AST American Century International Growth Portfolio II ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II. 3. Effective May 1, 2002, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2002, Founders Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Founders Passport." Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio." 4. Effective September 17, 2001, Pilgrim Baxter & Associates, Ltd. became Sub-advisor of the Portfolio. Prior to September 17, 2001, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Small-Cap Growth." Prior to December 31, 1998, Founders Asset Management, LLC served as Sub-advisor of the Portfolio, then named "Founders Capital Appreciation Portfolio." 5. Effective December 10, 2001, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to December 10, 2001, Zurich Scudder Investments, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder Small-Cap Growth Portfolio". Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio." 6. Effective May 1, 2001, Goldman Sachs Asset Management became Sub-advisor of the Portfolio. Prior to May 1, 2001, Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value." 7. Effective October 23, 2000, GAMCO Investors, Inc. became Sub-advisor of the Portfolio. Prior to October 23, 2000, T. Rowe Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio." 8. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio." 9. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio." 10. Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Between December 31, 1998 and May 1, 2000, OppenheimerFunds, Inc. served as Sub-advisor of the Portfolio, then named "AST Oppenheimer Large-Cap Growth Portfolio." Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio." 11. Effective May 1, 2002, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value." 12. These Portfolios commenced operations on May 1, 2001. 13. Effective May 1, 2000, Sanford C. Bernstein & Co., Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio." 14. Effective May 3, 1999, American Century Investment Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income." 15. Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio." 16. Effective May 1, 2002, Deutsche Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2002, A I M Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST AIM Balanced." Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Balanced." Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio, then named "AST Phoenix Balanced Asset Portfolio." 17. Effective August 8, 2000, T. Rowe Price International, Inc. became Sub-advisor of the Portfolio. Effective May 1, 2000, the name of the Portfolio was changed to the "AST T. Rowe Price Global Bond". Effective May 1, 1996, Rowe Price-Fleming International, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio." 18. Prior to May 1, 2000, ProFund VP UltraSmall-Cap was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R)Index. 19. These Portfolios were first offered as Sub-accounts on January 22, 2001. 20. This Portfolio was first offered as a Sub-account on April 15, 2001. APPENDIX C-1: PSA PRIOR CONTRACT ------------------------------------------------------------------------------------------------------------------------------------ Between September, 1988 and May, 1994, American Skandia issued a variable annuity under the marketing name "LifeVest Personal Security Annuity" or "PSA". The contract is no longer being issued. However, we continue to accept additional Purchase Payments. Assets supporting the PSA contracts are maintained in Class 1 Sub-accounts of Separate Account B. ------------------------------------------------------------------------------------------------------------------------------------ The principle differences between the American Skandia Advisors Plan or "ASAP" contract offered by this Prospectus and the PSA contract are described below. In addition, while ASAP may be offered as either an individual contract or as coverage under a group annuity, PSA was only offered as an individual contract. GLOSSARY OF TERMS Some of the definitions used in the PSA contract are slightly different from the definitions used in ASAP contract. The definition of "Account Value" in this Prospectus is the same as the definition of "Cash Value" in the former PSA Prospectus, except for the inclusion of information relating to fixed investment options that are not available in the PSA contracts and the reference to additional amounts applied to Purchase Payments. The definition of "Issue Date" in this Prospectus is the same as the definition of "Contract Date" in the former PSA Prospectus. The definition of "Purchase Payment" in this Prospectus is not defined in the former PSA prospectus, but the term is the same as the term "premium" or "premium payment" that was used in the former PSA Prospectus. The following defined terms in this Prospectus relating to the Fixed Allocation are not applicable: "Fixed Allocation, " "Guarantee Period," "Interim Value," "MVA," and "Maturity Date." The defined term "Owner" in this Prospectus clarifies the meaning of that term in relation to group annuity sales. This was not applicable to PSA. INVESTMENT OPTIONS The PSA contracts do not offer Fixed Allocations. Therefore, any discussion of Fixed Allocations, Market Value Adjustments, Separate Account D or any programs, definitions or features that relate to or refer to Fixed Allocations do not apply to PSA Owners. FEES AND CHARGES The contingent deferred sales load for PSA originally was 6.0% for 6 years. It subsequently was changed for PSA contracts issued from May, 1991 (or later, if required by law) to: ------------------ ------- ----- ------ ------ ------ ----- ------ ------ YEARS 1 2 3 4 5 6 7 8+ ------------------ ------- ----- ------ ------ ------ ----- ------ ------ ------------------ ------- ----- ------ ------ ------ ----- ------ ------ CHARGE (%) 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0 ------------------ ------- ----- ------ ------ ------ ----- ------ ------ The Annual Maintenance Fee for PSA is $30, which is deducted annually to cover the cost of maintaining and administering the contracts. Before annuity payments commence, this fee is deducted at the end of each contract year or on surrender, if earlier. During the annuitization period, if a variable annuitization option is elected, this fee is deducted from each Annuity payment on a pro-rata basis. The administrative and maintenance fees for PSA are fixed and cannot be changed. There is currently no "Transfer Fee" applicable to the PSA contract, however, we reserve the right to charge up to the lesser of our actual costs in effecting such transfers or the maximum allowed under state law for transfers in excess of 20 in any contract year. Currently, that maximum is $10.00 per transfer. PURCHASING YOUR ANNUITY The minimum initial purchase payment for PSA is $5,000 and minimum subsequent payments are $1,000, or less where required by law or regulation, and may be paid at any time before the earlier of (1) the Annuity Date, and (2) the contract anniversary following the earlier of your or the Annuitant's 85th birthday. Both the Owner and the Annuitant, if different from the Owner, must be less than 85 years of age on the Issue Date under the PSA contract. EXPENSE EXAMPLES ---------------------------------------------------------------------------------------------------------------------------------------- Expense Examples (amounts shown are rounded to the nearest dollar) ---------------------------------------------------------------------------------------------------------------------------------------- The Expense Examples for the PSA contract are as follows: ---------------------------------------------- -------- --------------------------------------- If you surrender your contract at the end of If you do not surrender your contract the applicable time period, you would pay you would pay the following expenses the following expenses on a $1,000 on a $1,000 investment, assuming 5% investment, assuming 5% annual return on annual return on assets: assets: ---------------------------------------------- -------- --------------------------------------- After: After: -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- Sub-Account: 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- AST Strong International Equity 97 132 169 294 27 82 139 294 AST Janus Overseas Growth 98 135 174 304 28 85 144 304 AST American Century International Growth 98 136 176 308 28 86 146 308 AST DeAM International Equity 97 133 171 298 27 83 141 298 AST MFS Global Equity 99 139 182 320 29 89 152 320 AST PBHG Small-Cap Growth 97 132 170 297 27 82 140 297 AST DeAM Small-Cap Growth 97 132 170 297 27 82 140 297 AST Federated Aggressive Growth 99 138 180 315 29 88 150 315 AST Goldman Sachs Small-Cap Value 97 133 171 298 27 83 141 298 AST Gabelli Small-Cap Value 96 130 166 288 26 80 136 288 AST DeAM Small-Cap Value 96 129 164 285 26 79 134 285 AST Janus Mid-Cap Growth 99 138 179 314 29 88 149 314 AST Neuberger Berman Mid-Cap Growth 96 131 168 293 26 81 138 293 AST Neuberger Berman Mid-Cap Value 97 134 173 303 27 84 143 303 AST Alger All-Cap Growth 97 133 172 300 27 83 142 300 AST Gabelli All-Cap Value 97 133 172 300 27 83 142 300 AST T. Rowe Price Natural Resources 96 131 168 291 26 81 138 291 AST Alliance Growth 97 132 169 294 27 82 139 294 AST MFS Growth 96 131 168 291 26 81 138 291 AST Marsico Capital Growth 96 129 165 287 26 79 135 287 AST JanCap Growth 96 129 164 285 26 79 134 285 AST DeAM Large-Cap Growth 95 127 162 280 25 77 132 280 AST DeAM Large-Cap Value 95 127 162 280 25 77 132 280 AST Alliance/Bernstein Growth + Value 99 138 180 315 29 88 150 315 AST Sanford Bernstein Core Value 97 132 170 296 27 82 140 296 AST Cohen & Steers Realty 97 134 173 301 27 84 143 301 AST Sanford Bernstein Managed Index 500 93 121 151 258 23 71 121 258 AST American Century Income & Growth 95 126 159 275 25 76 129 275 AST Alliance Growth and Income 95 126 159 275 25 76 129 275 AST MFS Growth with Income 96 131 168 291 26 81 138 291 AST INVESCO Equity Income 94 124 157 270 24 74 127 270 AST DeAM Global Allocation 88 105 124 204 18 55 94 204 AST American Century Strategic Balanced 96 130 166 288 26 80 136 288 AST T. Rowe Price Asset Allocation 96 130 167 290 26 80 137 290 AST T. Rowe Price Global Bond 96 130 166 288 26 80 136 288 AST Federated High Yield 95 126 160 276 25 76 130 276 AST Lord Abbett Bond-Debenture 96 130 167 290 26 80 137 290 AST DeAM Bond 94 125 158 273 24 75 128 273 AST PIMCO Total Return Bond 93 121 152 260 23 71 122 260 AST PIMCO Limited Maturity Bond 93 122 153 263 23 72 123 263 AST Money Market 91 115 141 238 21 65 111 238 -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- After: After: ---------------------------------------------------------------------------------------------------------------------------------------- -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- Sub-Account: 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- MV Emerging Markets 102 148 196 346 32 98 166 346 WFVT Equity Value 95 127 162 280 25 77 132 280 WFVT Equity Income 95 127 162 280 25 77 132 280 Rydex Nova 100 141 185 325 30 91 155 325 Rydex Ursa 100 141 185 325 30 91 155 325 Rydex OTC 104 154 206 366 34 104 176 366 INVESCO VIF Dynamics 96 130 166 288 26 80 136 288 INVESCO VIF Technology 96 129 165 287 26 79 135 287 INVESCO VIF Health Sciences 96 129 165 287 26 79 135 287 INVESCO VIF Financial Services 96 129 165 287 26 79 135 287 INVESCO VIF Telecommunications 96 130 167 290 26 80 137 290 Evergreen VA Global Leaders 95 127 162 280 25 77 132 280 Evergreen VA Special Equity 96 129 164 284 26 79 134 284 Evergreen VA Omega 92 119 148 252 22 69 118 252 ProFund VP Europe 30 104 154 206 366 34 104 176 366 ProFund VP Asia 30 105 156 209 371 35 106 179 371 ProFund VP Japan 105 156 209 371 35 106 179 371 ProFund VP Banks 105 157 211 375 35 107 181 375 ProFund VP Basic Materials 105 157 211 375 35 107 181 375 ProFund VP Biotechnology 105 157 211 375 35 107 181 375 ProFund VP Consumer Cyclical 105 157 211 375 35 107 181 375 ProFund VP Consumer Non-Cyclical 105 157 211 375 35 107 181 375 ProFund VP Energy 105 157 211 375 35 107 181 375 ProFund VP Financial 105 157 211 375 35 107 181 375 ProFund VP Healthcare 105 157 211 375 35 107 181 375 ProFund VP Industrial 105 157 211 375 35 107 181 375 ProFund VP Internet 105 157 211 375 35 107 181 375 ProFund VP Pharmaceuticals 105 157 211 375 35 107 181 375 ProFund VP Precious Metals 105 157 211 375 35 107 181 375 ProFund VP Real Estate 105 157 211 375 35 107 181 375 ProFund VP Semiconductor 105 157 211 375 35 107 181 375 ProFund VP Technology 105 157 211 375 35 107 181 375 ProFund VP Telecommunications 105 157 211 375 35 107 181 375 ProFund VP Utilities 105 157 211 375 35 107 181 375 ProFund VP Bull 105 157 211 375 35 107 181 375 ProFund VP Bear 104 154 206 366 34 104 176 366 ProFund VP Bull Plus 105 156 209 371 35 106 179 371 ProFund VP OTC 105 156 209 370 35 106 179 370 ProFund VP Short OTC 105 156 209 371 35 106 179 371 ProFund VP UltraOTC 105 156 209 371 35 106 179 371 ProFund VP Mid-Cap Value 105 157 211 375 35 107 181 375 ProFund VP Mid-Cap Growth 105 157 211 375 35 107 181 375 ProFund VP UltraMid-Cap 105 157 211 375 35 107 181 375 ProFund VP Small-Cap Value 105 157 211 375 35 107 181 375 ProFund VP Small-Cap Growth 105 157 211 375 35 107 181 375 ProFund VP UltraSmall-Cap 105 157 211 375 35 107 181 375 ProFund VP U.S. Government Plus 102 148 197 349 32 98 167 349 ProFund VP Rising Rates Opportunity 105 156 209 371 35 106 179 371 First Trust(R)10 Uncommon Values 99 139 181 318 29 89 151 318 SP Jennison International Growth 102 147 194 343 32 97 164 343 -------------------------------------------- --------- ---------- --------- ---------- ------ ---------- ---------- --------- ---------- MANAGING YOUR ACCOUNT VALUE THE FOLLOWING SECTION IS ADDED: Additional Amounts on Qualifying Purchase Payments (formerly referred to as "Breakpoints") Under certain circumstances we may credit Additional Amounts to your Annuity if you submit a large initial or subsequent Purchase Payment. Each Purchase Payment must qualify separately to receive any Additional Amounts. As of the date of this Prospectus, such Additional Amounts are currently being offered. However, we may modify, suspend or terminate this program at any time at our sole discretion. Any Additional Amounts are provided from our general account. Additional Amounts are payable as a percentage of the qualifying Purchase Payment made to your Annuity according to the breakpoints shown below: ----------------------------------------------- --------------------------- Purchase Payment Additional Amount* ----------------------------------------------- --------------------------- ----------------------------------------------- --------------------------- At least $500,000 but less than $1,000,000 1.25% ----------------------------------------------- --------------------------- ----------------------------------------------- --------------------------- Between $1,000,000 and $4,999,999 3.00% ----------------------------------------------- --------------------------- ----------------------------------------------- --------------------------- $5,000,000 or greater 3.75% ----------------------------------------------- --------------------------- * as a percentage of the Purchase Payment. Additional Amounts are not offered on Purchase Payments of less than $500,000. How are Additional Amounts applied to my Account Value? Any Additional Amounts are allocated to your Account Value at the time the qualifying Purchase Payment is applied to your Account Value. Additional Amounts are allocated to the investment options in the same ratio as the applicable Purchase Payment is applied. Special Treatment of Additional Amounts |X| Any Additional Amounts applied to your Annuity can be recovered by American Skandia. If you elect to "free-look" your Annuity, the amount returned to you will not include any Additional Amounts. |X| We do not consider Additional Amounts to be "investment in the contract" for income tax purposes. |X| You may not withdraw any Additional Amounts under the Free Withdrawal provision without assessment of the contingent deferred sales charge (see "Can I make withdrawal from my Annuity without a CDSC?"). Additional Amounts applied to estimated Purchase Payments Under certain circumstances, we may consider two or more separate Purchase Payments as if they had been submitted at the same time when determining the percentage to apply based on the breakpoints described above. To make use of this procedure, often referred to as a "letter of intent", you must provide evidence of your intention to submit the cumulative additional Purchase Payments within a 13-month period. A letter of intent must be provided to us prior to the Issue Date to be effective. Acceptance of a letter of intent is at our sole discretion and may be subject to restrictions as to the minimum initial Purchase Payment that must be submitted to receive the next higher breakpoint. Failure to inform us that you intend to submit two or more large Purchase Payments within a 13-month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts than would otherwise be credited to your Annuity. If you submit a letter of intent and receive Additional Amounts that otherwise would not have applied BUT do not submit the required Purchase Payments during the 13-month period as required by your letter of intent, we may recover any Additional Amounts pro-rata from the investment options based on your Account Values as of the date we act to recover the Additional Amounts. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity. Balanced Investment Program The section entitled "Do you offer programs designed to guarantee a "Return of Premium" at a future date?" (formerly referred to as Balanced Investment Program") is not available under PSA. Guaranteed Return OptionSM This benefit is not available in a PSA contract. ACCESS TO ACCOUNT VALUE Partial Surrenders The minimum amount of any partial surrender (partial withdrawal) under a PSA contract is $500. THE FOLLOWING SECTION IS ADDED: WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY? Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". The amount payable will be your Account Value. This waiver of any applicable CDSC is subject to our rules, including but not limited to the following: |X| the Annuitant must be alive as of the date we pay the proceeds of such surrender request; |X| if the Owner is one or more natural persons, all such Owners must also be alive at such time; and |X| we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us. For contracts issued before May 1, 1996 a "Contingency Event" occurs if the Annuitant is: |X| first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or |X| first diagnosed as having a "Fatal Illness" while your Annuity is in force. For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described above in order to qualify for a medically-related surrender. The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. ANNUITY OPTIONS/ANNUITY PAYMENTS The section referred to as "Annuity Payments" in the ASAP Prospectus is similar to the section entitled "Annuity Options" in the prior PSA prospectus except as follows: 1) the term "key life" in the ASAP Prospectus is the same as the term "payee" in the prior PSA Prospectus; 2) the amount of the first monthly payment per $1,000 of value obtained from the annuity tables which are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 4% per annum; and 3) a variable annuity option is available, and if it is selected, the amount of the first monthly annuity payment, as described above, is divided by the Unit Price(s) for the appropriate Sub-account(s) as of the close of business on the fifth business day preceding the Annuity Date in order to determine the number of Annuity Units for each Sub-account represented by the first payment. DEATH BENEFITS The death benefit for PSA is the greater of the Account Value or 100% of the premium payments less all amounts surrendered. It is payable in the event of the Owner's death or the Annuitant's death (if there is no Contingent Annuitant) if occurring both (a) prior to the Annuity Date, and (b) before the contract anniversary following the earlier of the Owner's or the Annuitant's 85th birthday. The death benefit at any later date prior to the Annuity date is the Account Value. GENERAL INFORMATION PERFORMANCE INFORMATION Performance information in relation to PSA contracts is set forth in the Statement of Additional Information. Appendix C-2: Alliance Capital Navigator Prior Contract ------------------------------------------------------------------------------------------------------------------------------------ Between 1992 and 1996 American Skandia issued a variable annuity under the marketing name "Alliance Capital Navigator" or "ACN". The contract is no longer being issued. However, we continue to accept additional Purchase Payments. Assets supporting the ACN contracts are maintained in Class 1 Sub-accounts of Separate Account B. ------------------------------------------------------------------------------------------------------------------------------------ The principle differences between the American Skandia Advisors Plan or "ASAP" contract offered by this Prospectus and the ACN contract are described below: The "Underlying Mutual Fund Portfolio Annual Expenses" for the portfolios of American Skandia Trust contained in this Prospectus apply to all ACN Annuity Owners. The "Expense Examples" that relate to the portfolios of American Skandia Trust contained in this Prospectus apply to all ACN Annuity Owners. Only those Portfolios of American Skandia Trust shown in the section entitled "What are the Investment Objectives and Policies of the Portfolios" in this Prospectus are offered to ACN Annuity Owners. SUMMARY OF CONTRACT FEES AND CHARGES The following chart is added to this section: ---------------------------------------------------------------------------------------------------------------------------------------- OPTIONAL BENEFITS ---------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------- -------------------------------- GUARANTEED RETURN OPTION We offer a program that guarantees a "return of premium" at a future date, while allowing you to 0.25% of Account Value allocate all or a portion of your Account Value to the Sub-accounts of your choice. Please refer to the discussion of the Guaranteed Return Option for a description of restrictions under the program. (Amounts are deducted in arrears each Annuity Year) ------------------------------------------------------------------------------------------------------- -------------------------------- EXPENSE EXAMPLES Expense examples are provided for the basic Annuity contract and for the basic Annuity contract assuming that you elect the Guaranteed Return Option. The charge for the Guaranteed Return Option is reflected as a charge equal to 0.25% and is deducted on an annual basis in arrears. ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you do not No Optional Benefits Elected If you elect GRO surrender your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- AST Strong International Equity 27 82 139 294 29 89 152 319 AST Janus Overseas Growth 28 85 144 304 30 92 157 329 AST American Century International 28 86 146 308 31 94 159 333 Growth AST DeAM International Equity 27 83 141 298 29 90 153 321 AST MFS Global Equity 29 89 152 320 32 97 164 343 AST PBHG Small-Cap Growth 27 82 140 297 29 90 153 321 AST DeAM Small-Cap Growth 27 82 140 297 29 90 153 321 AST Federated Aggressive Growth 29 88 150 315 31 95 162 339 AST Goldman Sachs Small Cap Value 27 83 141 298 30 91 154 324 AST Gabelli Small-Cap Value 26 80 136 288 29 88 149 314 AST DeAM Small-Cap Value 26 79 134 285 28 86 147 310 AST Janus Mid-Cap Growth 29 88 149 314 31 95 161 338 AST Neuberger Berman Mid-Cap Growth 26 81 138 293 29 89 151 318 AST Neuberger Berman Mid-Cap Value 27 84 143 303 30 92 156 328 AST Alger All-Cap Growth 27 83 142 300 30 91 155 325 AST Gabelli All-Cap Value 27 83 142 300 30 91 155 325 AST T.Rowe Price Natural Resources 26 81 138 291 29 88 150 317 AST Alliance Growth 27 82 139 294 29 89 151 318 AST MFS Growth 26 81 138 291 29 88 150 317 AST Marsico Capital Growth 26 79 135 287 28 87 148 311 AST JanCap Growth 26 79 134 285 28 86 147 310 AST DeAM Large-Cap Growth 25 77 132 280 28 85 144 304 AST DeAM Large-Cap Value 25 77 132 280 28 85 144 304 AST Alliance/Bernstein Growth + Value 29 88 150 315 31 95 162 339 AST Sanford Bernstein Core Value 27 82 140 296 29 89 152 320 AST Cohen & Steers Realty 27 84 143 301 30 91 155 325 AST Sanford Bernstein Managed Index 500 23 71 121 258 26 79 134 284 AST American Century Income & Growth 25 76 129 275 27 83 142 300 AST Alliance Growth and Income 25 76 129 275 27 83 142 300 AST MFS Growth with Income 26 81 138 291 29 88 150 317 AST INVESCO Equity Income 24 74 127 270 27 82 140 297 AST DeAM Global Allocation 18 55 94 204 20 62 107 230 AST American Century Strategic Balanced 26 80 136 288 29 88 149 314 AST T. Rowe Price Asset Allocation 26 80 137 290 29 88 150 315 AST T. Rowe Price Global Bond 26 80 136 288 29 88 149 314 AST Federated High Yield 25 76 130 276 27 83 142 300 AST Lord Abbett Bond-Debenture 26 80 137 290 29 88 150 315 AST DeAM Bond 24 75 128 273 27 83 141 298 AST PIMCO Total Return Bond 23 71 122 260 26 79 134 285 AST PIMCO Limited Maturity Bond 23 72 123 263 26 80 136 288 AST Money Market 21 65 111 238 24 73 124 265 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you surrender No Optional Benefits Elected If you elect GRO your Annuity at the end of the applicable period ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- AST Strong International Equity 102 142 179 294 104 149 192 319 AST Janus Overseas Growth 103 145 184 304 105 152 197 329 AST American Century International 103 146 186 308 106 154 199 333 Growth AST DeAM International Equity 102 143 181 298 104 150 193 321 AST MFS Global Equity 104 149 192 320 107 157 204 343 AST PBHG Small-Cap Growth 102 142 180 297 104 150 193 321 AST DeAM Small-Cap Growth 102 142 180 297 104 150 193 321 AST Federated Aggressive Growth 104 148 190 315 106 155 202 339 AST Goldman Sachs Small Cap Value 102 143 181 298 105 151 194 324 AST Gabelli Small-Cap Value 101 140 176 288 104 148 189 314 AST DeAM Small-Cap Value 101 139 174 285 103 146 187 310 AST Janus Mid-Cap Growth 104 148 189 314 106 155 201 338 AST Neuberger Berman Mid-Cap Growth 101 141 178 293 104 149 191 318 AST Neuberger Berman Mid-Cap Value 102 144 183 303 105 152 196 328 AST Alger All-Cap Growth 102 143 182 300 105 151 195 325 AST Gabelli All-Cap Value 102 143 182 300 105 151 195 325 AST T.Rowe Price Natural Resources 101 141 178 291 104 148 190 317 AST Alliance Growth 102 142 179 294 104 149 191 318 AST MFS Growth 101 141 178 291 104 148 190 317 AST Marsico Capital Growth 101 139 175 287 103 147 188 311 AST JanCap Growth 101 139 174 285 103 146 187 310 AST DeAM Large-Cap Growth 100 137 172 280 103 145 184 304 AST DeAM Large-Cap Value 100 137 172 280 103 145 184 304 AST Alliance/Bernstein Growth + Value 104 148 190 315 106 155 202 339 AST Sanford Bernstein Core Value 102 142 180 296 104 149 192 320 AST Cohen & Steers Realty 102 144 183 301 105 151 195 325 AST Sanford Bernstein Managed Index 500 98 131 161 258 101 139 174 284 AST American Century Income & Growth 100 136 169 275 102 143 182 300 AST Alliance Growth and Income 100 136 169 275 102 143 182 300 AST MFS Growth with Income 101 141 178 291 104 148 190 317 AST INVESCO Equity Income 99 134 167 270 102 142 180 297 AST DeAM Global Allocation 93 115 134 204 95 122 147 230 AST American Century Strategic Balanced 101 140 176 288 104 148 189 314 AST T. Rowe Price Asset Allocation 101 140 177 290 104 148 190 315 AST T. Rowe Price Global Bond 101 140 176 288 104 148 189 314 AST Federated High Yield 100 136 170 276 102 143 182 300 AST Lord Abbett Bond-Debenture 101 140 177 290 104 148 190 315 AST DeAM Bond 99 135 168 273 102 143 181 298 AST PIMCO Total Return Bond 98 131 162 260 101 139 174 285 AST PIMCO Limited Maturity Bond 98 132 163 263 101 140 176 288 AST Money Market 96 125 151 238 99 133 164 265 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- FEES AND CHARGES Exceptions to the Contingent Deferred Sales Charge The following underlined sentence is added to this section: We do not apply the CDSC provision on Annuities owned by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above. We will not provide any Additional Amounts for any such ---------------------------------------------------------- contracts (see "Additional Amounts on Qualifying Purchase Payments"). --------------------------------------------------------------------- Optional Benefits: If you elect to purchase the Guaranteed Return Option, we will deduct the annual charge from your Account Value on the anniversary of your Annuity's Issue Date. Under certain circumstances, we may deduct a pro-rata portion of the annual charge for the Guaranteed Return Option. Please refer to the section entitled "Managing Your Account Value - Do you offer Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years -programs designed to guarantee a "return of premium" at a future date?" for a description of the charge for the Guaranteed Return Option. MANAGING YOUR ANNUITY THE FOLLOWING SECTION IS ADDED: Additional Amounts on Qualifying Purchase Payments (formerly referred to as "Breakpoints") Under certain circumstances we may credit Additional Amounts to your Annuity if you submit a large initial or subsequent Purchase Payment. Each Purchase Payment must qualify separately to receive any Additional Amounts. As of the date of this Prospectus, such Additional Amounts are currently being offered. However, we may modify, suspend or terminate this program at any time at our sole discretion. Any Additional Amounts are provided from our general account. Additional Amounts are payable as a percentage of the qualifying Purchase Payment made to your Annuity according to the breakpoints shown below: --------------------------------------------- ------------------------- Purchase Payment Additional Amount* --------------------------------------------- ------------------------- --------------------------------------------- ------------------------- Between $1,000,000 and $4,999,999 3.00% --------------------------------------------- ------------------------- --------------------------------------------- ------------------------- $5,000,000 or greater 3.75% --------------------------------------------- ------------------------- * as a percentage of the Purchase Payment. Additional Amounts are not offered on Purchase Payments of less than $1 million. How are Additional Amounts applied to my Account Value? Any Additional Amounts are allocated to your Account Value at the time the qualifying Purchase Payment is applied to your Account Value. Additional Amounts are allocated to the investment options in the same ratio as the applicable Purchase Payment is applied. Special Treatment of Additional Amounts |X| Any Additional Amounts applied to your Annuity can be recovered by American Skandia. If you elect to "free-look" your Annuity, the amount returned to you will not include any Additional Amounts. |X| We do not consider Additional Amounts to be "investment in the contract" for income tax purposes. |X| You may not withdraw any Additional Amounts under the Free Withdrawal provision without assessment of the contingent deferred sales charge (see "Can I make withdrawal from my Annuity without a CDSC?"). Additional Amounts applied to estimated Purchase Payments Under certain circumstances, we may consider two or more separate Purchase Payments as if they had been submitted at the same time when determining the percentage to apply based on the breakpoints described above. To make use of this procedure, often referred to as a "letter of intent", you must provide evidence of your intention to submit the cumulative additional Purchase Payments within a 13-month period. A letter of intent must be provided to us prior to the Issue Date to be effective. Acceptance of a letter of intent is at our sole discretion and may be subject to restrictions as to the minimum initial Purchase Payment that must be submitted to receive the next higher breakpoint. Failure to inform us that you intend to submit two or more large Purchase Payments within a 13-month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts than would otherwise be credited to your Annuity. If you submit a letter of intent and receive Additional Amounts that otherwise would not have applied BUT do not submit the required Purchase Payments during the 13-month period as required by your letter of intent, we may recover any Additional Amounts pro-rata from the investment options based on your Account Values as of the date we act to recover the Additional Amounts. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity. MANAGING YOUR ANNUITY The following section is added under the section entitled "Do you Offer Programs Designed to Guarantee a 'Return of Premium' at a Future Date?" Guaranteed Return Option (GRO)SM We also offer a seven-year program where we monitor your Account Value daily and systematically transfer amounts between Fixed Allocations and the variable investment options you choose. American Skandia guarantees that at the end of the seventh (7th) year from commencement of the program (or any program restart date), you will receive no less than your Account Value on the date you elected to participate in the program ("commencement value"). On the program maturity date, if your Account Value is below the commencement value, American Skandia will apply additional amounts to your Annuity so that it is equal to commencement value or your Account Value on the date you elect to restart the program duration. Any amounts added to your Annuity will be applied to the AST Money Market Sub-account, unless you provide us with alternative instructions. We will notify you of any amounts added to your Annuity under the program. We do not consider amounts added to your Annuity to be "investment in the contract" for income tax purposes. Account Value is only transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is ---- necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts. With the Guaranteed Return Option, your Annuity is able to participate in the upside potential of the Sub-accounts while only transferring amounts to Fixed Allocations to protect against significant market downturns. NOTE: If a significant amount of your Account Value is systematically transferred to Fixed Allocations during prolonged market declines, less of your Account Value may be immediately available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery. Each business day we monitor the performance of your Account Value to determine whether it is greater than, equal to or below our "reallocation trigger", described below. Based on the performance of the Sub-accounts in which you choose to allocate your Account Value relative to the reallocation trigger, we may transfer some or all of your Account Value to or from a Fixed Allocation. You have complete discretion over the allocation of your Account Value that remains allocated in the variable investment options. However, we reserve the right to restrict certain Portfolios if you participate in the program. |X| Account Value greater than or equal to reallocation trigger: Your Account Value in the variable investment options remains allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation, those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your current allocations. A Market Value Adjustment will apply. |X| Account Value below reallocation trigger: A portion of your Account Value in the variable investment options is transferred to a new Fixed Allocation. These amounts are transferred on a pro-rata basis from the variable investment options. The new Fixed Allocation will have a Guarantee Period equal to the remaining duration in the Guaranteed Return Option. The Account Value applied to the new Fixed Allocation will be credited with the fixed interest rate then being applied to a new Fixed Allocation of the next higher yearly duration. The Account Value will remain invested in the Fixed Allocation until the maturity date of the program unless, at an earlier date, your Account Value is at or above the reallocation trigger and amounts can be transferred to the variable investment options (as described above) while maintaining the guarantee protection under the program. American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion. Program Termination The Guaranteed Return Option will terminate on its maturity date. You can elect to participate in a new Guaranteed Return Option or re-allocate your Account Value at that time. Upon termination, any Account Value allocated to the Fixed Allocations will be transferred to the AST Money Market Sub-account, unless you provide us with alternative instructions. Special Considerations under the Guaranteed Return Option This program is subject to certain rules and restrictions, including, but not limited to the following: |X| You may terminate the Guaranteed Return Option at any time. American Skandia does not provide any guarantees upon termination of the program. |X| Withdrawals from your Annuity while the program is in effect will reduce the guaranteed amount under the program in proportion to your Account Value at the time of the withdrawal. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge or Market Value Adjustment that would apply. |X| Additional Purchase Payments applied to the Annuity while the program is in effect will only increase the amount guaranteed; however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations. |X| Annuity Owners cannot transfer Account Value to or from a Fixed Allocation while participating in the program and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options. |X| Transfers from Fixed Allocations will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% "cushion" feature of the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently applied Fixed Allocation. |X| Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity. |X| The Guaranteed Return Option will terminate: (a) upon the death of the Owner or the Annuitant (in an entity owned contract); and (b) as of the date Account Value is applied to begin annuity payments. |X| You can elect to restart the seven (7) year program duration on any anniversary of the Issue Date of the Annuity. The Account Value on the date the restart is effective will become the new commencement value. You can only elect the program once per Annuity Year. Charges under the Program We charge a fee of 0.25% of Account Value per year to participate in the Guaranteed Return Option. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program. The charge is deducted in arrears on an annual basis on each anniversary of the Issue Date of the Annuity. If you choose to begin the program on a date other than the Issue Date of the Annuity or an anniversary of the Issue Date of the Annuity, we will charge a pro-rata portion of the annual charge for the remaining portion of the Annuity Year. If the program terminates before completion for any reason other than death or medically-related surrender, we will assess a pro-rata portion of the annual charge. We will deduct the annual charge for participating in the program pro-rata from the variable investment options. DEATH BENEFITS The Death Benefit depends on the decedent's age on the date of death: If death occurs before the decedent's age 85: The Death Benefit is the greatest of: |X| The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations; |X| The sum of all Purchase Payments each increasing daily at an interest rate of 5% per year minus the sum of all withdrawals each increasing daily, from the date of each withdrawal, at an interest rate of 5% per year to the Owner's date of death, but not to exceed 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death. If death occurs when the decedent is age 85 or older: The Death Benefit is the Surrender Value, where allowed by law. The amount of the Death Benefit may be reduced by the amount of any remaining Contingent Deferred Sales Charge if the decedent was age 75 or older at the time of death. GENERAL INFORMATION WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA? The following paragraph replaces the second paragraph under the "Advertising" section: Advertising: Standard and Non-standard Total Returns will not reflect charges that apply to the Guaranteed Return Option. The additional cost associated with the optional benefit you elected will reduce your performance. PERFORMANCE INFORMATION Performance information in the Sub-accounts that are currently available is set forth in the Statement of Additional Information. Appendix D - Sale of Contracts Outside of the State of New York ------------------------------------------------------------------------------------------------------------------------------------ American Skandia previously offered the Annuity to residents outside of the State of New York. The Annuity is no longer being offered outside of New York. However, we continue to accept additional Purchase Payments. Owners who purchased the Annuity outside of New York are subject to its terms as described in the Prospectus and as modified below. ------------------------------------------------------------------------------------------------------------------------------------ SUMMARY OF CONTRACT FEES AND CHARGES The following chart is added to this section: ---------------------------------------------------------------------------------------------------------------------------------------- OPTIONAL BENEFITS ---------------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------- -------------------------------- GUARANTEED RETURN OPTION We offer a program that guarantees a "return of premium" at a future date, while allowing you to 0.25% of Account Value allocate all or a portion of your Account Value to the Sub-accounts of your choice. Please refer to the discussion of the Guaranteed Return Option for a description of restrictions under the program. (Amounts are deducted in arrears each Annuity Year) ------------------------------------------------------------------------------------------------------- -------------------------------- EXPENSE EXAMPLES Expense examples are provided for the basic Annuity contract and for the basic Annuity contract assuming that you elect the Guaranteed Return Option. The charge for the Guaranteed Return Option is reflected as a charge equal to 0.25% and is deducted on an annual basis in arrears. ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you do not No Optional Benefits Elected If you elect GRO surrender your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- AST Strong International Equity 27 82 139 294 29 89 152 319 AST Janus Overseas Growth 28 85 144 304 30 92 157 329 AST American Century International 28 86 146 308 31 94 159 333 Growth AST DeAM International Equity 27 83 141 298 29 90 153 321 AST MFS Global Equity 29 89 152 320 32 97 164 343 AST PBHG Small-Cap Growth 27 82 140 297 29 90 153 321 AST DeAM Small-Cap Growth 27 82 140 297 29 90 153 321 AST Federated Aggressive Growth 29 88 150 315 31 95 162 339 AST Goldman Sachs Small Cap Value 27 83 141 298 30 91 154 324 AST Gabelli Small-Cap Value 26 80 136 288 29 88 149 314 AST DeAM Small-Cap Value 26 79 134 285 28 86 147 310 AST Janus Mid-Cap Growth 29 88 149 314 31 95 161 338 AST Neuberger Berman Mid-Cap Growth 26 81 138 293 29 89 151 318 AST Neuberger Berman Mid-Cap Value 27 84 143 303 30 92 156 328 AST Alger All-Cap Growth 27 83 142 300 30 91 155 325 AST Gabelli All-Cap Value 27 83 142 300 30 91 155 325 AST T.Rowe Price Natural Resources 26 81 138 291 29 88 150 317 AST Alliance Growth 27 82 139 294 29 89 151 318 AST MFS Growth 26 81 138 291 29 88 150 317 AST Marsico Capital Growth 26 79 135 287 28 87 148 311 AST JanCap Growth 26 79 134 285 28 86 147 310 AST DeAM Large-Cap Growth 25 77 132 280 28 85 144 304 AST DeAM Large-Cap Value 25 77 132 280 28 85 144 304 AST Alliance/Bernstein Growth + Value 29 88 150 315 31 95 162 339 AST Sanford Bernstein Core Value 27 82 140 296 29 89 152 320 AST Cohen & Steers Realty 27 84 143 301 30 91 155 325 AST Sanford Bernstein Managed Index 500 23 71 121 258 26 79 134 284 AST American Century Income & Growth 25 76 129 275 27 83 142 300 AST Alliance Growth and Income 25 76 129 275 27 83 142 300 AST MFS Growth with Income 26 81 138 291 29 88 150 317 AST INVESCO Equity Income 24 74 127 270 27 82 140 297 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you do not No Optional Benefits Elected If you elect GRO surrender your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- AST DeAM Global Allocation 18 55 94 204 20 62 107 230 AST American Century Strategic Balanced 26 80 136 288 29 88 149 314 AST T. Rowe Price Asset Allocation 26 80 137 290 29 88 150 315 AST T. Rowe Price Global Bond 26 80 136 288 29 88 149 314 AST Federated High Yield 25 76 130 276 27 83 142 300 AST Lord Abbett Bond-Debenture 26 80 137 290 29 88 150 315 AST DeAM Bond 24 75 128 273 27 83 141 298 AST PIMCO Total Return Bond 23 71 122 260 26 79 134 285 AST PIMCO Limited Maturity Bond 23 72 123 263 26 80 136 288 AST Money Market 21 65 111 238 24 73 124 265 MV Emerging Markets 32 98 166 346 35 106 179 370 WFVT Equity Value 25 77 132 280 28 85 145 306 WFVT Equity Income 25 77 132 280 28 85 145 306 Rydex Nova 30 91 155 325 32 98 167 349 Rydex Ursa 30 91 155 325 32 98 167 349 Rydex OTC 34 104 176 366 37 112 189 390 INVESCO VIF Dynamics 26 80 136 288 29 88 149 314 INVESCO VIF Technology 26 79 135 287 28 87 148 312 INVESCO VIF Health Sciences 26 79 135 287 28 87 148 311 INVESCO VIF Financial Services 26 79 135 287 28 87 148 312 INVESCO VIF Telecommunications 26 80 137 290 29 88 149 314 Evergreen VA Global Leaders 25 77 132 280 28 85 145 306 Evergreen VA Special Equity 26 79 134 284 28 86 146 308 Evergreen VA Omega 22 69 118 252 25 76 130 277 ProFund VP Europe 30 34 104 176 366 37 112 189 390 ProFund VP Asia 30 35 106 179 371 37 113 191 394 ProFund VP Japan 35 106 179 371 37 113 191 394 ProFund VP Banks 35 107 181 375 38 114 192 396 ProFund VP Basic Materials 35 107 181 375 38 114 192 396 ProFund VP Biotechnology 35 107 181 375 38 115 194 398 ProFund VP Consumer Cyclical 35 107 181 375 38 114 192 396 ProFund VP Consumer Non-Cyclical 35 107 181 375 38 114 192 396 ProFund VP Energy 35 107 181 375 38 115 194 398 ProFund VP Financial 35 107 181 375 38 115 194 398 ProFund VP Healthcare 35 107 181 375 38 115 194 398 ProFund VP Industrial 35 107 181 375 38 114 192 396 ProFund VP Internet 35 107 181 375 38 114 192 396 ProFund VP Pharmaceuticals 35 107 181 375 38 114 192 396 ProFund VP Precious Metals 35 107 181 375 38 114 192 396 ProFund VP Real Estate 35 107 181 375 38 115 194 398 ProFund VP Semiconductor 35 107 181 375 38 114 192 396 ProFund VP Technology 35 107 181 375 38 115 194 398 ProFund VP Telecommunications 35 107 181 375 38 115 194 398 ProFund VP Utilities 35 107 181 375 38 115 194 398 ProFund VP Bull 35 107 181 375 38 115 194 398 ProFund VP Bear 34 104 176 366 37 112 189 390 ProFund VP Bull Plus 35 106 179 371 37 113 191 394 ProFund VP OTC 35 106 179 370 37 112 189 390 ProFund VP Short OTC 35 106 179 371 37 113 191 395 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you do not No Optional Benefits Elected If you elect GRO surrender your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ProFund VP UltraOTC 35 106 179 371 37 113 191 395 ProFund VP Mid-Cap Value 35 107 181 375 38 114 192 396 ProFund VP Mid-Cap Growth 35 107 181 375 38 114 192 396 ProFund VP UltraMid-Cap 35 107 181 375 38 115 193 397 ProFund VP Small-Cap Value 35 107 181 375 38 115 193 397 ProFund VP Small-Cap Growth 35 107 181 375 38 115 193 397 ProFund VP UltraSmall-Cap 35 107 181 375 38 115 194 398 ProFund VP U.S. Government Plus 32 98 167 349 35 106 179 372 ProFund VP Rising Rates Opportunity 35 106 179 371 37 113 191 395 First Trust(R)10 Uncommon Values 29 89 151 318 32 97 164 342 SP Jennison International Growth 32 97 164 343 34 104 176 366 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you surrender No Optional Benefits Elected If you elect GRO your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- AST Strong International Equity 102 142 179 294 104 149 192 319 AST Janus Overseas Growth 103 145 184 304 105 152 197 329 AST American Century International 103 146 186 308 106 154 199 333 Growth AST DeAM International Equity 102 143 181 298 104 150 193 321 AST MFS Global Equity 104 149 192 320 107 157 204 343 AST PBHG Small-Cap Growth 102 142 180 297 104 150 193 321 AST DeAM Small-Cap Growth 102 142 180 297 104 150 193 321 AST Federated Aggressive Growth 104 148 190 315 106 155 202 339 AST Goldman Sachs Small Cap Value 102 143 181 298 105 151 194 324 AST Gabelli Small-Cap Value 101 140 176 288 104 148 189 314 AST DeAM Small-Cap Value 101 139 174 285 103 146 187 310 AST Janus Mid-Cap Growth 104 148 189 314 106 155 201 338 AST Neuberger Berman Mid-Cap Growth 101 141 178 293 104 149 191 318 AST Neuberger Berman Mid-Cap Value 102 144 183 303 105 152 196 328 AST Alger All-Cap Growth 102 143 182 300 105 151 195 325 AST Gabelli All-Cap Value 102 143 182 300 105 151 195 325 AST T.Rowe Price Natural Resources 101 141 178 291 104 148 190 317 AST Alliance Growth 102 142 179 294 104 149 191 318 AST MFS Growth 101 141 178 291 104 148 190 317 AST Marsico Capital Growth 101 139 175 287 103 147 188 311 AST JanCap Growth 101 139 174 285 103 146 187 310 AST DeAM Large-Cap Growth 100 137 172 280 103 145 184 304 AST DeAM Large-Cap Value 100 137 172 280 103 145 184 304 AST Alliance/Bernstein Growth + Value 104 148 190 315 106 155 202 339 AST Sanford Bernstein Core Value 102 142 180 296 104 149 192 320 AST Cohen & Steers Realty 102 144 183 301 105 151 195 325 AST Sanford Bernstein Managed Index 500 98 131 161 258 101 139 174 284 AST American Century Income & Growth 100 136 169 275 102 143 182 300 AST Alliance Growth and Income 100 136 169 275 102 143 182 300 AST MFS Growth with Income 101 141 178 291 104 148 190 317 AST INVESCO Equity Income 99 134 167 270 102 142 180 297 AST DeAM Global Allocation 93 115 134 204 95 122 147 230 AST American Century Strategic Balanced 101 140 176 288 104 148 189 314 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you surrender No Optional Benefits Elected If you elect GRO your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- AST T. Rowe Price Asset Allocation 101 140 177 290 104 148 190 315 AST T. Rowe Price Global Bond 101 140 176 288 104 148 189 314 AST Federated High Yield 100 136 170 276 102 143 182 300 AST Lord Abbett Bond-Debenture 101 140 177 290 104 148 190 315 AST DeAM Bond 99 135 168 273 102 143 181 298 AST PIMCO Total Return Bond 98 131 162 260 101 139 174 285 AST PIMCO Limited Maturity Bond 98 132 163 263 101 140 176 288 AST Money Market 96 125 151 238 99 133 164 265 MV Emerging Markets 107 158 206 346 110 166 219 370 WFVT Equity Value 100 137 172 280 103 145 185 306 WFVT Equity Income 100 137 172 280 103 145 185 306 Rydex Nova 105 151 195 325 107 158 207 349 Rydex Ursa 105 151 195 325 107 158 207 349 Rydex OTC 109 164 216 366 112 172 229 390 INVESCO VIF Dynamics 101 140 176 288 104 148 189 314 INVESCO VIF Technology 101 139 175 287 103 147 188 312 INVESCO VIF Health Sciences 101 139 175 287 103 147 188 311 INVESCO VIF Financial Services 101 139 175 287 103 147 188 312 INVESCO VIF Telecommunications 101 140 177 290 104 148 189 314 Evergreen VA Global Leaders 100 137 172 280 103 145 185 306 Evergreen VA Special Equity 101 139 174 284 103 146 186 308 Evergreen VA Omega 97 129 158 252 100 136 170 277 ProFund VP Europe 30 109 164 216 366 112 172 229 390 ProFund VP Asia 30 110 166 219 371 112 173 231 394 ProFund VP Japan 110 166 219 371 112 173 231 394 ProFund VP Banks 110 167 221 375 113 174 232 396 ProFund VP Basic Materials 110 167 221 375 113 174 232 396 ProFund VP Biotechnology 110 167 221 375 113 175 234 398 ProFund VP Consumer Cyclical 110 167 221 375 113 174 232 396 ProFund VP Consumer Non-Cyclical 110 167 221 375 113 174 232 396 ProFund VP Energy 110 167 221 375 113 175 234 398 ProFund VP Financial 110 167 221 375 113 175 234 398 ProFund VP Healthcare 110 167 221 375 113 175 234 398 ProFund VP Industrial 110 167 221 375 113 174 232 396 ProFund VP Internet 110 167 221 375 113 174 232 396 ProFund VP Pharmaceuticals 110 167 221 375 113 174 232 396 ProFund VP Precious Metals 110 167 221 375 113 174 232 396 ProFund VP Real Estate 110 167 221 375 113 175 234 398 ProFund VP Semiconductor 110 167 221 375 113 174 232 396 ProFund VP Technology 110 167 221 375 113 175 234 398 ProFund VP Telecommunications 110 167 221 375 113 175 234 398 ProFund VP Utilities 110 167 221 375 113 175 234 398 ProFund VP Bull 110 167 221 375 113 175 234 398 ProFund VP Bear 109 164 216 366 112 172 229 390 ProFund VP Bull Plus 110 166 219 371 112 173 231 394 ProFund VP OTC 110 166 219 370 112 172 229 390 ProFund VP Short OTC 110 166 219 371 112 173 231 395 ProFund VP UltraOTC 110 166 219 371 112 173 231 395 ProFund VP Mid-Cap Value 110 167 221 375 113 174 232 396 ProFund VP Mid-Cap Growth 110 167 221 375 113 174 232 396 ProFund VP UltraMid-Cap 110 167 221 375 113 175 233 397 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ---------------------------------------- ---------------------------------- --------------------------------- These Examples assume you surrender No Optional Benefits Elected If you elect GRO your Annuity at the end of the applicable period or you annuitize ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- Sub-Account: 1 3 5 10 1 3 5 10 Year Years Years Years Year Years Years Years ----------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- ProFund VP Small-Cap Value 110 167 221 375 113 175 233 397 ProFund VP Small-Cap Growth 110 167 221 375 113 175 233 397 ProFund VP UltraSmall-Cap 110 167 221 375 113 175 234 398 ProFund VP U.S. Government Plus 107 158 207 349 110 166 219 372 ProFund VP Rising Rates Opportunity 110 166 219 371 112 173 231 395 First Trust(R)10 Uncommon Values 104 149 191 318 107 157 204 342 SP Jennison International Growth 107 157 204 343 109 164 216 366 ---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- FEES AND CHARGES Contingent Deferred Sales Charge: ------------------ ------- ----- ------ ------ ------ ----- ------ ------ YEARS 1 2 3 4 5 6 7 8+ ------------------ ------- ----- ------ ------ ------ ----- ------ ------ ------------------ ------- ----- ------ ------ ------ ----- ------ ------ CHARGE (%) 7.5 7.0 6.0 5.0 4.0 3.0 2.0 0 ------------------ ------- ----- ------ ------ ------ ----- ------ ------ Exceptions to the Contingent Deferred Sales Charge The following underlined sentence is added to this section: We do not apply the CDSC provision on Annuities owned by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above. Optional Benefits: If you elect to purchase the Guaranteed Return Option, we will deduct the annual charge from your Account Value on the anniversary of your Annuity's Issue Date. Under certain circumstances, we may deduct a pro-rata portion of the annual charge for the Guaranteed Return Option. Please refer to the section entitled "Managing Your Account Value - Do you offer programs designed to guarantee a "return of premium" at a future date?" for a description of the charge for the Guaranteed Return Option. MANAGING YOUR ANNUITY MAY I RETURN THE ANNUITY IF I CHANGE MY MIND? 1. Depending on the state in which you purchased your Annuity, the free-look period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. 2. The section of the provision regarding when notice of free-look is effective is deleted. 3. The section regarding the amount to be refunded is as follows: If you free-look your Annuity, we will refund your current Account Value minus any Additional Amounts we applied to your Annuity based on your Purchase Payments plus any tax charge deducted. (see "Additional Amounts on Qualifying Purchase Payments (Breakpoints)"). This amount may be higher or lower than your original Purchase Payment. Certain states require that we return your current Account Value or the amount of your initial Purchase Payment, whichever is greater. The same rule applies to an Annuity that is purchased as an IRA. In those states where we are required to return the greater of your Purchase Payment or Account Value, we will allocate your Account Value to the AST Money Market Sub-account during the free-look period and for a reasonable additional amount of time to allow for delivery of your Annuity. THE FOLLOWING SECTION IS ADDED: Additional Amounts on Qualifying Purchase Payments (formerly referred to as "Breakpoints") Under certain circumstances we may credit Additional Amounts to your Annuity if you submit a large initial or subsequent Purchase Payment. Each Purchase Payment must qualify separately to receive any Additional Amounts. As of the date of this Prospectus, such Additional Amounts are currently being offered. However, we may modify, suspend or terminate this program at any time at our sole discretion. Any Additional Amounts are provided from our general account. Additional Amounts are payable as a percentage of the qualifying Purchase Payment made to your Annuity according to the breakpoints shown below: --------------------------------------------- ------------------------- Purchase Payment Additional Amount* --------------------------------------------- ------------------------- --------------------------------------------- ------------------------- Between $1,000,000 and $4,999,999 3.00% --------------------------------------------- ------------------------- --------------------------------------------- ------------------------- $5,000,000 or greater 3.75% --------------------------------------------- ------------------------- * as a percentage of the Purchase Payment. Additional Amounts are not offered on Purchase Payments of less than $1 million. How are Additional Amounts applied to my Account Value? Any Additional Amounts are allocated to your Account Value at the time the qualifying Purchase Payment is applied to your Account Value. Additional Amounts are allocated to the investment options in the same ratio as the applicable Purchase Payment is applied. Special Treatment of Additional Amounts |X| Any Additional Amounts applied to your Annuity can be recovered by American Skandia. If you elect to "free-look" your Annuity, the amount returned to you will not include any Additional Amounts. |X| We do not consider Additional Amounts to be "investment in the contract" for income tax purposes. |X| You may not withdraw any Additional Amounts under the Free Withdrawal provision without assessment of the contingent deferred sales charge (see "Can I make withdrawal from my Annuity without a CDSC?"). Additional Amounts applied to estimated Purchase Payments Under certain circumstances, we may consider two or more separate Purchase Payments as if they had been submitted at the same time when determining the percentage to apply based on the breakpoints described above. To make use of this procedure, often referred to as a "letter of intent", you must provide evidence of your intention to submit the cumulative additional Purchase Payments within a 13-month period. A letter of intent must be provided to us prior to the Issue Date to be effective. Acceptance of a letter of intent is at our sole discretion and may be subject to restrictions as to the minimum initial Purchase Payment that must be submitted to receive the next higher breakpoint. Failure to inform us that you intend to submit two or more large Purchase Payments within a 13-month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts than would otherwise be credited to your Annuity. If you submit a letter of intent and receive Additional Amounts that otherwise would not have applied BUT do not submit the required Purchase Payments during the 13-month period as required by your letter of intent, we may recover any Additional Amounts pro-rata from the investment options based on your Account Values as of the date we act to recover the Additional Amounts. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity. MANAGING YOUR ACCOUNT VALUE The Guaranteed Return Option described in Appendix C-1 is available to Annuity Owners. Please refer to page C-11 through C-13 for a description of the Guaranteed Return Option program. HOW DO THE FIXED INVESTMENT OPTIONS WORK? The following paragraph is added to this section: To the extent permitted by law, we may increase interest rates offered to a class of Owners who choose to participate in various services we make available. Any such program is at our sole discretion. This may include, but is not limited to, Owners who elect to use dollar cost averaging from Fixed Allocations (see "Do You Offer Dollar Cost Averaging?") or the balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?"). WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES? The language regarding the 30 days prior to the Maturity Date is deleted for the language regarding renewals and for the rates being credited to Fixed Allocations. ACCESS TO ACCOUNT VALUE IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL? The following provision is added to this section: 4. If the amount requested exceeds Purchase Payments still subject to a CDSC we withdraw the remaining amount from other surrender value due to Additional Amounts on Qualifying Purchase Payments. HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL? The following paragraph replaces the paragraph under this section beginning " `Growth' equals": "Growth" equals the current Account Value less all Purchase Payments that have been invested for less than the CDSC period and have not been previously withdrawn. "Growth" does not include any additional amounts we applied to your Annuity based on your Purchase Payments (see "Breakpoints"). THE FOLLOWING SECTION IS ADDED: WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY? Where permitted by law, you may request to surrender your Annuity for its Account Value prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". This waiver of any applicable CDSC is subject to our rules, including but not limited to the following: |X| the Annuitant must be alive as of the date we pay the proceeds of such surrender request; |X| if the Owner is one or more natural persons, all such Owners must also be alive at such time; |X| we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and |X| this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant. For contracts issued before May 1, 1996, a "Contingency Event" occurs if the Annuitant is: |X| first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or |X| first diagnosed as having a "Fatal Illness" while your Annuity is in force. For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any changes of the Annuitant must have been accepted by us, prior to the "Contingency Event" described above, in order to qualify for a medically-related surrender. The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION? The following section is amended as follows: You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. You may change your choices up to 30 days before the Annuity Date. Any change to these options must be in writing. The Annuity Date must be the first or the fifteenth day of a calendar month. A maximum Annuity Date may be required by law. For Annuities issued in Pennsylvania, the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday. Additionally for Annuities issued in Pennsylvania, if we do not receive an election In Writing the Annuity Date is the first day of the calendar month following the Annuitant's 90th birthday and the Annuity payments will commence under Option 2 below and will be fixed monthly payments with 10 years certain. You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. You may change your choices up to 30 days before the Annuity Date. Any change to these options must be in writing. The Annuity Date must be the first or the fifteenth day of a calendar month. The Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday. HOW ARE ANNUITY PAYMENTS CALCULATED? The following sentence is deleted from the paragraph: This 3% interest rate is 4% for Annuities issued prior to the date we implemented the change. DEATH BENEFITS The Death Benefit depends on the decedent's age on the date of death: If death occurs before the decedent's age 85: The Death Benefit is the greatest of: |X| The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations; |X| The sum of all Purchase Payments each increasing daily at an interest rate of 5% per year minus the sum of all withdrawals each increasing daily, from the date of each withdrawal, at an interest rate of 5% per year to the Owner's date of death, but not to exceed 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death. If death occurs when the decedent is age 85 or older: The Death Benefit is the Surrender Value, where allowed by law. The amount of the Death Benefit may be reduced by the amount of any remaining Contingent Deferred Sales Charge if the decedent was age 75 or older at the time of death. VALUING YOUR INVESTMENT WHEN DO YOUR PROCESS AND VALUE TRANSACTIONS? The following paragraph replaces the paragraph titled "Death Benefits" under this section: Medically-related Surrenders & Death Benefits: Medically-related surrender requests and death benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all materials we require for such transaction and that are satisfactory to us. GENERAL INFORMATION WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA? The following paragraph replaces the second paragraph under the "Advertising" section: Advertising: Standard and Non-standard Total Returns will not reflect charges that apply to the Guaranteed Return Option. The additional cost associated with the optional benefit you elected will reduce your performance. PERFORMANCE INFORMATION Performance information in the Sub-accounts that are currently available is set forth in the Statement of Additional Information. American Skandia Life Assurance Corporation Attention: Concierge Desk For Written Requests: P.O. Box 883 Shelton, Connecticut 06484 For Electronic Requests: customerservice@americanskandia.com For Requests by Phone: 1-800-752-6342 ------------------------------------------------------------------------------------------------------------------- PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASAP-PROS (05/2002). ------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------- (print your name) ------------------------------------------------------- (address) ------------------------------------------------------- (city/state/zip code) Variable Annuity Issued by: Variable Annuity Distributed by: AMERICAN SKANDIA LIFE AMERICAN SKANDIA ASSURANCE CORPORATION MARKETING, INCORPORATED One Corporate Drive One Corporate Drive Shelton, Connecticut 06484 Shelton, Connecticut 06484 Telephone: 1-800-752-6342 Telephone: 203-926-1888 http://www.americanskandia.com http://www.americanskandia.com MAILING ADDRESSES: AMERICAN SKANDIA - VARIABLE ANNUITIES P.O. Box 7040 Bridgeport, CT 06601-7040 EXPRESS MAIL: AMERICAN SKANDIA - VARIABLE ANNUITIES One Corporate Drive Shelton, CT 06484